UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/13

Item 1. Reports to Stockholders.

APRIL 30, 2013

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Semiannual Report

Economic and Market Overview

Modest growth for the U.S. economy, as measured by gross domestic product, characterized the six-month period ended April 30, 2013. Increasing job creation helped the unemployment rate decline during the period, and consumer spending remained strong. In the housing sector, accelerating new and existing homes sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Orders for manufactured goods and manufacturers’ inventory reached record levels in February and the sector expanded for the fifth consecutive month through period-end.

Businesses and investors awaited the U.S. election that resulted in an unchanged balance of power in Washington, given the re-election of President Obama and respective control of the House and Senate by Republicans and Democrats. Uncertainty surrounding budget deadlines set for the end of 2012 largely abated when an agreement between Congress and the President resolved many issues, including preserving lower income tax rates for most U.S. households. Concerns remained about the effects of the expired payroll tax cut, far-reaching federal spending cuts and future negotiations regarding the federal debt ceiling.

U.S. stocks generated healthy returns as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs near period-end.1 Rising corporate profits and generally favorable economic data bolstered investor confidence, but some caution surrounded the extent to which positive business and market results were dependent on the Federal Reserve Board’s accommodative monetary policy. The 10-year U.S. Treasury yield declined to 1.70% at period-end from 1.72% on October 31, 2012.

The foregoing information reflects our analysis and opinions as of April 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable

1. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Semiannual Report | 3

Franklin Balanced Fund

Your Fund’s Goal and Main Investments: Franklin Balanced Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2013.

Performance Overview

For the six months under review, Franklin Balanced Fund – Class A delivered a +7.80% cumulative total return. The Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +14.42% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, returned +0.90%.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 50.

4 | Semiannual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the six months under review, the Fund’s equity and fixed income holdings generally delivered strong performance. Low long-term interest rates and tight corporate credit spreads dampened our enthusiasm for fixed income securities, however, as such securities were less able to provide what we considered to be attractive total returns. In this environment, stocks outperformed fixed income markets and led us to shift our allocation toward equities.

The Fund’s equity exposure increased during the period to 63.9% from 61.6% of total net assets, reflecting our view that relative value swung in favor of equities and away from fixed income securities. The Fund’s total fixed income exposure decreased to 29.7% from 31.1% of total net assets. The Fund’s cash position decreased during the period to 6.4% from 7.3% of total net assets. The Fund’s assets under management increased significantly.

The Fund’s equity sectors remained well diversified, with our largest weightings in energy, materials and industrials at period-end. The industrials, consumer discretionary, utilities and consumer staples sectors were top contributors. In contrast, the materials sector detracted from performance, largely because of investor fears of potential slowdowns in the Chinese and global economies.

Semiannual Report | 5

The Fund’s top individual equity contributors were a diverse group of companies with high-quality characteristics including strong balance sheets, name recognition, and dividend yields and dividend growth potential we considered attractive. They included Texas Instruments, NIKE, Boeing, Kellogg and E. I. du Pont de Nemours and Co. In contrast, mining stocks in the materials sector including Barrick Gold, Newmont Mining and AngloGold Ashanti hurt portfolio performance because of falling commodity prices and concerns regarding the industry’s ability to generate better returns on its investments going forward. We maintained our investments in the materials sector as we believed these companies could deliver positive returns over the longer term. The Fund’s positions in Walter Energy and Peabody Energy were hurt by weakening demand for coal during the period.

The Fund’s fixed income sectors generally delivered positive returns, led by energy, banking and basic industry.2 Plains Exploration & Production was a top individual contributor. Our position in the independent oil and gas producer advanced after Freeport-McMoRan Copper & Gold announced it would acquire the company. The Fund’s position in ArcelorMittal (sold by period-end) benefited performance after it took steps to shore up its balance sheet, most notably a sale of common stock and convertible securities that raised a substantial amount of equity. The Fund’s position in Chesapeake Energy performed well following management changes that investors believed could improve the company’s financial discipline and credit rating. In contrast, our position in oil and gas company Apache lost value largely because of a general downturn in the power market.

The portfolio utilized derivatives such as equity options. Equity options are used to hedge against market risk, to earn income, to gain or increase exposure to certain equity securities or segments of the equity markets, or to otherwise enhance Fund returns.

2. Banking holdings are in financials in the SOI. Basic industry holdings are in energy and materials in the SOI.

6 | Semiannual Report

Thank you for your continued participation in Franklin Balanced Fund.

We look forward to serving your future investment needs.

Semiannual Report | 7

Performance Summary as of 4/30/13

Franklin Balanced Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Semiannual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect past expense reductions, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R and
Advisor) per share on 4/30/13.
7. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10 | Semiannual Report

Your Fund’s Expenses

Franklin Balanced Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.04%; C: 1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

Franklin Convertible Securities Fund

Your Fund’s Goal and Main Investments: Franklin Convertible Securities Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Semiannual Report | 13

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock — we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Manager’s Discussion

Most sectors the Fund invested in rose in value, supporting overall performance during the six months under review. Investments in the health care, information technology (IT), financials and consumer discretionary sectors accounted for the bulk of the Fund’s total return. Within health care, the Fund’s holdings of biotechnology and pharmaceuticals convertible bonds enjoyed some of the largest gains. Top performers in the sector included Biomarin Pharmaceutical, a maker of innovative drugs, and Gilead Sciences, which specializes in developing antiviral and cardiopulmonary drugs. In IT, semiconductor equipment manufacturer Lam Research (Novellus Systems in the SOI) and Alliance Data Systems, which provides data-driven loyalty marketing solutions, were strong performers. Within financials, investment manager holding company Affiliated Managers Group’s convertible preferred stock was a top contributor. Other standout holdings included convertible bonds of Mexico-based building materials supplier and cement producer Cemex and Michigan-based electric and gas utility CMS Energy.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. Our materials and energy holdings detracted from performance as these sectors fell largely out of favor among investors. On an individual security basis, key detractors included convertible preferred stock of AngloGold Ashanti Holdings Finance and Cliffs Natural Resources as well as James River Coal convertible bonds.

14 | Semiannual Report

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Semiannual Report | 15

Performance Summary as of 4/30/13

Franklin Convertible Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

16 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Semiannual Report | 17

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on the sum of the respective class’s last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/13.
6. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.80% and +5.73%.

18 | Semiannual Report

Your Fund’s Expenses

Franklin Convertible Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 19

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; C: 1.64%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

20 | Semiannual Report

Franklin Equity Income Fund

Your Fund’s Goal and Main Investments: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2013.

Performance Overview

For the six months under review, Franklin Equity Income Fund – Class A delivered a +13.48% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +14.42% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +14.08% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the six-month period ended 4/30/13, this category consisted of 374 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 67.

Semiannual Report | 21

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 4.63 cent per share distribution to meet excise tax requirements.

believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Nearly every sector the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance during the six months under review. Key contributing sectors included financials, industrials, consumer discretionary and consumer staples. Many of the Fund’s positions in capital markets, diversified financial services and insurance companies such as BlackRock, JPMorgan Chase, Bank of America and Aflac were strong performers. Among industrials, leading performers included aerospace firm Boeing, conglomerates Honeywell International and 3M (sold by period-end), and waste management company Republic Services. In consumer discretionary, athletic equipment and apparel manufacturer NIKE and restaurant chain McDonald’s led results. In the consumer staples sector, food products company Kellogg and beverage firm PepsiCo were key contributors.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. Our materials sector holdings detracted from performance as prices of several commodities fell during the period. On an individual security basis, key detractors included positions in mining firms,

22 | Semiannual Report

such as AngloGold Ashanti Holdings Finance convertible preferred stock and a Freeport-McMoRan Copper & Gold equity-linked security. An Apple equity-linked security further hurt Fund performance.

Thank you for your continued participation in Franklin Equity Income Fund.

We look forward to serving your future investment needs.

Semiannual Report | 23

Performance Summary as of 4/30/13

Franklin Equity Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

24 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Semiannual Report | 25

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R and
Advisor) per share on 4/30/13.
6. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.04% and +3.93%.

26 | Semiannual Report

Your Fund’s Expenses

Franklin Equity Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

28 | Semiannual Report

Franklin Limited Maturity U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders’ capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years1 and issued or guaranteed by the U.S. government, its agencies or instrumentalities.2 Some of the Fund’s investments may include securities issued or guaranteed by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.3

Semiannual Report | 29

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes distributions of 1.62 and 1.63 cents per share for Classes A and Advisor, which represent the remaining undistributed net investment income at the time the Fund converted to a variable-pay dividend.

comparison, the Fund’s primary benchmark, the Barclays U.S. Treasury Index: 1-5 Year Component, which tracks U.S. Treasury securities with one to five years remaining maturity, posted a +0.54% total return.4 Also for comparison, the Fund’s secondary benchmark, the Barclays U.S. Treasury Index: 1-3 Year Component, which tracks U.S. Treasury securities with one to three years remaining maturity, returned +0.35%.4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 33.

Investment Strategy

We currently maintain the portfolio’s average dollar-weighted maturity between one and five years. The Fund’s average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.2 Some of the Fund’s investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).3 The Fund’s portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

4. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

30 | Semiannual Report

Manager’s Discussion

During the period, U.S. economic data releases initially showed a nascent but firming trend. Later economic releases, however, reflected a more moderate, yet still positive, pace of growth. In this environment, U.S. consumers remained fairly strong, although declines in consumer spending suggested that income tax increases took a heavier toll on consumer sentiment than initially indicated. Overall, the labor market remained solid, even though some employment measures missed expectations. The unemployment rate declined from 7.9% to 7.5%, but this slight decline was largely a result of a lower participation rate.5 The U.S. housing market continued to show a gradual but persistent improvement trend. Overall, economic data during the period did not suggest any increased risk that the U.S. Federal Reserve Board (Fed) would exit its quantitative easing policy early.

A Federal Open Market Committee meeting held near period-end did not result in changes to the Fed’s current accommodative monetary policy. The Fed used a cautious tone and acknowledged strains in global financial markets but expected growth to remain moderate and gradually improve over the coming quarters. This expectation was based on improving labor market conditions and housing market gains, although the Fed noted the housing sector remained depressed. We believe short-term rates could remain low until the U.S. economy shows significant upward momentum and threats of systematic risk abate. The Fed continued to provide support to the mortgage sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. With its purchases and reinvestments totaling about $85 billion a month, the Fed remained the largest source of demand for the market. However, potential risks to the sector exist if the Fed eventually tapers or ends its asset purchase program, which could negatively affect mortgage sector spreads.

As measured by Barclays indexes, most fixed income sectors posted positive total returns during the period, including U.S. Treasury Inflation Protected Securities (TIPS), U.S. agency securities, Ginnie Maes (GNMAs), U.S. agency fixed rate mortgage-backed securities (MBS) and hybrid adjustable-rate mortgage securities (ARMs).

The Fund invested in U.S. Treasuries, including TIPS, agency debentures, agency mortgage pass-through securities, other U.S. government related bonds and cash investments. We looked for what we viewed as attractive valuations within lower interest rate risk government bond markets.

5. Source: Bureau of Labor Statistics.

Semiannual Report | 31

The broad sectors in which we invested had mixed performance versus comparable maturity Treasuries. As a sector, agency ARMs outperformed comparable maturity Treasuries and contributed to relative and absolute performance. Our TIPS allocation was a slight drag on performance versus the benchmark. Our fixed rate and multi-family agency MBS detracted slightly from returns. The Fund’s defensive position against interest rate risk also detracted from returns during the period.

Residential agency mortgages were one of the Fund’s largest sector allocations because of their return potential and income advantage over Treasuries. We added exposure to the adjustable and fixed-rate portions of the sector over the period. We decreased exposure to agency debentures as they had become more fully valued in our assessment. Our exposure to multi-family agency mortgages declined marginally during the period.

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

32 | Semiannual Report

Performance Summary as of 4/30/13

Franklin Limited Maturity U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 33

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/13.

5. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

34 | Semiannual Report

Your Fund’s Expenses

Franklin Limited Maturity U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

36 | Semiannual Report

Franklin Real Return Fund

Your Fund’s Goal and Main Investments: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The Fund paid two distributions in November. The distribution scheduled to be paid in October 2012 was paid in
November because of the market’s closure following Hurricane Sandy.
†Distributions are higher than in other months primarily due to the inclusion of net foreign currency gains to meet excise tax requirements.
The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 0.52% for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 41.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

38 | Semiannual Report

Manager’s Discussion

During the period, U.S. economic data releases initially showed a nascent but firming trend. Later economic releases, however, reflected a more moderate, yet still positive, pace of growth. In this environment, U.S. consumers remained fairly strong, although declines in consumer spending suggested that income tax increases took a heavier toll on consumer sentiment than initially indicated. Overall, the labor market remained solid, even though some employment measures missed expectations. The unemployment rate declined from 7.9% to 7.5%, but this slight decline was largely a result of a lower participation rate.2 The U.S. housing market continued to show a gradual but persistent improvement trend. Overall, economic data during the period did not suggest any increased risk that the U.S. Federal Reserve Board (Fed) would exit its quantitative easing policy early.

A Federal Open Market Committee meeting held near period-end did not result in changes to the Fed’s current accommodative monetary policy. The Fed used a cautious tone and acknowledged strains in global financial markets but expected growth to remain moderate and gradually improve over the coming quarters. This expectation was based on improving labor market conditions and housing market gains, although the Fed noted the housing sector remained depressed. We believe short-term rates could remain low until the U.S. economy shows significant upward momentum and threats of systematic risk abate. The Fed continued to provide support to the mortgage sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. With its purchases and reinvestments totaling about $85 billion a month, the Fed remained the largest source of demand for the market. However, potential risks to the sector exist if the Fed eventually tapers or ends its asset purchase program, which could negatively affect mortgage sector spreads.

We invested the Fund’s assets in the allowable sectors during the period under review. At period-end, just over half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to short-term non-U.S. dollar securities, natural resources, real estate investment trusts (REITs), high yield bonds and corporate loans. We employed a non-U.S. dollar strategy to help hedge against U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

2. Source: Bureau of Labor Statistics.

Semiannual Report | 39

Our diversified mix of inflation-sensitive assets did well over the period. In particular, our non-dollar holdings and allocation to REITS, high yield corporate bonds and natural resource securities contributed to performance relative to the benchmark index. Our TIPS and floating rate loan exposures were also positive for returns.

The portfolio utilized derivatives, including currency forwards. Currency forwards are principally used as a tool to reduce a specific risk exposure of a portfolio security or its denominated currency, or to obtain net long exposure to selected currencies.

Thank you for your continued participation in Franklin Real Return Fund.

We look forward to serving your future investment needs.

40 | Semiannual Report

Performance Summary as of 4/30/13

Franklin Real Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 41

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

42 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The risks of foreign securities include currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been
3.39%, 3.15% and 3.79% for Classes A, C and Advisor, respectively.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 4/30/13.
6. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 43

Your Fund’s Expenses

Franklin Real Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

44 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 45

Franklin Investors Securities Trust

Financial Highlights

Franklin Balanced Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.64	$ 9.87	$9.61	$8.55	$7.00	$11.36
Income from investment operations[a]:						
Net investment income[b]	0.11	0.30	0.32	0.31	0.35	0.39
Net realized and unrealized gains (losses)	0.70	0.83	0.30	1.11	1.59	(4.09)
Total from investment operations	0.81	1.13	0.62	1.42	1.94	(3.70)
Less distributions from:						
Net investment income	(0.18)	(0.36)	(0.36)	(0.36)	(0.39)	(0.42)
Net realized gains	(0.14)	(—)[c]	—	—	—	(0.24)
Total distributions	(0.32)	(0.36)	(0.36)	(0.36)	(0.39)	(0.66)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$11.13	$10.64	$9.87	$9.61	$8.55	$ 7.00
Total return[e]	7.80%	11.70%	6.51%	16.95%	29.03%	(34.20)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.09%	1.15%	1.17%	1.23%	1.26%	1.34%
Expenses net of waiver and payments by affiliates	1.04%	1.01%	1.01%	1.02%	0.99%	1.01%
Net investment income	2.13%	2.95%	3.27%	3.44%	4.69%	3.99%
Supplemental data						
Net assets, end of period (000's)	$963,155	$627,287	$218,625	$146,699	$88,376	$39,061
Portfolio turnover rate	18.16%	58.59%	70.76%	54.12%	73.57%	51.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.57	$ 9.81	$9.54	$8.49	$6.96	$11.30
Income from investment operations[a]:						
Net investment income[b]	0.08	0.23	0.25	0.24	0.29	0.33
Net realized and unrealized gains (losses)	0.68	0.82	0.31	1.11	1.59	(4.08)
Total from investment operations	0.76	1.05	0.56	1.35	1.88	(3.75)
Less distributions from:						
Net investment income	(0.14)	(0.29)	(0.29)	(0.30)	(0.35)	(0.35)
Net realized gains	(0.14)	(—)[c]	—	—	—	(0.24)
Total distributions	(0.28)	(0.29)	(0.29)	(0.30)	(0.35)	(0.59)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$11.05	$10.57	$9.81	$9.54	$8.49	$ 6.96
Total return[e]	7.38%	10.91%	5.91%	16.12%	28.08%	(34.69)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.79%	1.85%	1.87%	1.92%	1.96%	2.00%
Expenses net of waiver and payments by affiliates	1.74%	1.71%	1.71%	1.71%	1.69%	1.67%
Net investment income	1.43%	2.25%	2.57%	2.75%	3.99%	3.33%
Supplemental data						
Net assets, end of period (000's)	$259,448	$187,991	$85,302	$47,219	$19,423	$7,136
Portfolio turnover rate	18.16%	58.59%	70.76%	54.12%	73.57%	51.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Class R	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.66	$ 9.89	$9.62	$8.56	$7.00	$11.36
Income from investment operations[a]:						
Net investment income[b]	0.11	0.29	0.31	0.28	0.32	0.37
Net realized and unrealized gains (losses)	0.69	0.82	0.30	1.12	1.62	(4.09)
Total from investment operations	0.80	1.11	0.61	1.40	1.94	(3.72)
Less distributions from:						
Net investment income	(0.17)	(0.34)	(0.34)	(0.34)	(0.38)	(0.40)
Net realized gains	(0.14)	(—)[c]	—	—	—	(0.24)
Total distributions	(0.31)	(0.34)	(0.34)	(0.34)	(0.38)	(0.64)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$11.15	$10.66	$9.89	$9.62	$8.56	$ 7.00
Total return[e]	7.67%	11.46%	6.39%	16.70%	28.73%	(34.26)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.29%	1.35%	1.37%	1.42%	1.48%	1.54%
Expenses net of waiver and payments by affiliates	1.24%	1.21%	1.21%	1.21%	1.21%	1.21%
Net investment income	1.93%	2.75%	3.07%	3.25%	4.47%	3.79%
Supplemental data						
Net assets, end of period (000's)	$2,489	$2,378	$1,928	$677	$175	$12
Portfolio turnover rate	18.16%	58.59%	70.76%	54.12%	73.57%	51.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Balanced Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.66	$ 9.89	$9.62	$8.56	$7.01	$11.38
Income from investment operations[a]:						
Net investment income[b]	0.12	0.34	0.35	0.34	0.37	0.42
Net realized and unrealized gains (losses)	0.70	0.82	0.31	1.11	1.59	(4.10)
Total from investment operations	0.82	1.16	0.66	1.45	1.96	(3.68)
Less distributions from:						
Net investment income	(0.20)	(0.39)	(0.39)	(0.39)	(0.41)	(0.45)
Net realized gains	(0.14)	(—)[c]	—	—	—	(0.24)
Total distributions	(0.34)	(0.39)	(0.39)	(0.39)	(0.41)	(0.69)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$11.14	$10.66	$9.89	$9.62	$8.56	$ 7.01
Total return[e]	7.85%	12.01%	6.93%	17.30%	29.32%	(34.01)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.79%	0.85%	0.87%	0.92%	0.98%	1.04%
Expenses net of waiver and payments by affiliates	0.74%	0.71%	0.71%	0.71%	0.71%	0.71%
Net investment income	2.43%	3.25%	3.57%	3.75%	4.97%	4.29%
Supplemental data						
Net assets, end of period (000's)	$60,458	$13,779	$7,477	$3,299	$1,861	$1,072
Portfolio turnover rate	18.16%	58.59%	70.76%	54.12%	73.57%	51.48%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 48.9%			
Consumer Discretionary 4.7%			
Comcast Corp., A	United States	175,000	$ 7,227,500
Johnson Controls Inc.	United States	310,000	10,853,100
McDonald's Corp.	United States	110,000	11,235,400
NIKE Inc., B	United States	180,000	11,448,000
Target Corp.	United States	180,000	12,700,800
Time Warner Cable Inc.	United States	70,000	6,572,300
			60,037,100
Consumer Staples 3.3%			
Diageo PLC, ADR	United Kingdom	40,000	4,888,000
Kellogg Co.	United States	175,000	11,382,000
PepsiCo Inc.	United States	135,000	11,133,450
The Procter & Gamble Co.	United States	120,000	9,212,400
Safeway Inc.	United States	250,000	5,630,000
			42,245,850
Energy 9.0%			
Anadarko Petroleum Corp.	United States	102,000	8,645,520
BP PLC, ADR	United Kingdom	250,000	10,900,000
Chevron Corp.	United States	100,000	12,201,000
ConocoPhillips	United States	35,400	2,139,930
Diamond Offshore Drilling Inc.	United States	100,000	6,910,000
Exxon Mobil Corp.	United States	125,000	11,123,750
Halliburton Co.	United States	200,000	8,554,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	150,000	10,195,500
Schlumberger Ltd.	United States	220,000	16,374,600
Spectra Energy Corp.	United States	350,000	11,035,500
Total SA, B, ADR	France	125,000	6,280,000
[a]Transocean Ltd.	United States	230,000	11,838,100
			116,197,900
Financials 2.5%			
BlackRock Inc.	United States	36,000	9,594,000
JPMorgan Chase & Co.	United States	230,000	11,272,300
Wells Fargo & Co.	United States	300,000	11,394,000
			32,260,300
Health Care 2.1%			
Johnson & Johnson	United States	150,000	12,784,500
Merck & Co. Inc.	United States	300,000	14,100,000
			26,884,500
Industrials 9.8%			
The Boeing Co.	United States	135,020	12,342,178
Caterpillar Inc.	United States	110,000	9,313,700
Emerson Electric Co.	United States	170,000	9,436,700
General Electric Co.	United States	520,368	11,599,002
Honeywell International Inc.	United States	125,000	9,192,500
Norfolk Southern Corp.	United States	140,000	10,838,800
Northrop Grumman Corp.	United States	150,000	11,361,000

50 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Balanced Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials (continued)			
Raytheon Co.	United States	210,000	$ 12,889,800
Republic Services Inc.	United States	350,000	11,928,000
United Parcel Service Inc., B	United States	115,000	9,871,600
United Technologies Corp.	United States	80,000	7,303,200
Waste Management Inc.	United States	234,800	9,622,104
			125,698,584
Information Technology 3.8%			
Analog Devices Inc.	United States	187,000	8,226,130
Intel Corp.	United States	608,000	14,561,600
Microsoft Corp.	United States	400,000	13,240,000
Texas Instruments Inc.	United States	365,000	13,216,650
			49,244,380
Materials 6.2%			
Agrium Inc.	Canada	200,000	18,334,000
Air Products and Chemicals Inc.	United States	160,000	13,913,600
BHP Billiton Ltd., ADR	Australia	100,000	6,722,000
The Dow Chemical Co.	United States	480,000	16,276,800
E. I. du Pont de Nemours and Co.	United States	230,000	12,537,300
Freeport-McMoRan Copper & Gold Inc., B	United States	200,000	6,086,000
LyondellBasell Industries NV, A	United States	95,000	5,766,500
			79,636,200
Telecommunication Services 2.1%			
AT&T Inc.	United States	350,000	13,111,000
Verizon Communications Inc.	United States	250,000	13,477,500
			26,588,500
Utilities 5.4%			
Dominion Resources Inc.	United States	150,000	9,252,000
Duke Energy Corp.	United States	165,000	12,408,000
FirstEnergy Corp.	United States	200,000	9,320,000
Hawaiian Electric Industries Inc.	United States	303,300	8,583,390
PPL Corp.	United States	195,000	6,509,100
The Southern Co.	United States	250,000	12,057,500
TECO Energy Inc.	United States	600,000	11,478,000
			69,607,990
Total Common Stocks (Cost $544,596,497)			628,401,304
[b] **Equity-Linked Securities 9.1%**			
Consumer Discretionary 0.8%			
Credit Suisse New York into Chipotle Mexican Grill Inc., 7.00%	United States	31,000	10,223,893
Energy 2.0%			
[c] Barclays Bank PLC into Alpha Natural Resources Inc., 12.50%, 144A	United States	300,000	2,487,996
[c] Barclays Bank PLC into Peabody Energy Corp., 10.00%, 144A	United States	635,000	13,074,714
[c] Deutsche Bank AG into Halliburton Co., 9.00%, 144A	United States	130,000	5,072,431
[c] JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	68,000	5,132,361
			25,767,502

Semiannual Report | 51

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Franklin Balanced Fund	Country	Shares	Value
[b] **Equity-Linked Securities (continued)**			
Financials 0.4%			
[c] Citigroup Inc. into Bank of America Corp., 7.00%, 144A	United States	375,000	$ 4,699,088
Information Technology 1.8%			
[c] Barclays Bank PLC into Oracle Corp., 7.50%, 144A	United States	174,000	5,329,237
Credit Suisse New York into Corning Inc., 9.00%	United States	150,000	2,141,400
[c] The Goldman Sachs Group Inc. into Apple Inc., 9.00%, 144A	United States	20,000	9,500,800
[c] Wells Fargo & Co. into Broadcom Corp., 10.00%, 144A	United States	161,000	5,824,674
			22,796,111
Materials 4.1%			
[c] Bank of America Corp. into Newmont Mining Corp., 8.00%, 144A	United States	105,000	3,537,618
[c] Barclays Bank PLC into The Mosaic Co., 7.50%, 144A	United States	120,000	7,247,568
[c] Barclays Bank PLC into Walter Energy Inc., 12.50%, 144A	United States	196,000	3,793,854
[c] The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 8.00%, 144A	United States	140,000	8,560,510
[c] JPMorgan Chase & Co. into Freeport-McMoRan Copper & Gold Inc., 9.00%, 144A	United States	450,000	13,976,955
[c] Morgan Stanley into Barrick Gold Corp., 9.00%, 144A	United States	400,000	8,395,520
[c] Wells Fargo & Co. into Nucor Corp., 7.00%, 144A	United States	175,000	7,796,478
			53,308,503
Total Equity-Linked Securities (Cost $125,338,210)			116,795,097
Convertible Preferred Stocks 5.2%			
Consumer Discretionary 0.9%			
General Motors Co., 4.75%, cvt. pfd., B	United States	250,000	11,620,000
Energy 1.9%			
Apache Corp., 6.00%, cvt. pfd.	United States	270,000	11,426,400
[c] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	6,000	6,141,780
[c] Sanchez Energy Corp., 4.875%, cvt. pfd., 144A	United States	60,000	2,968,170
[c] Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	90,000	4,434,300
			24,970,650
Financials 1.1%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	7,123	8,853,889
MetLife Inc., 5.00%, cvt. pfd.	United States	100,000	5,015,000
			13,868,889
Industrials 0.5%			
[c] Swift Transportation Co., 6.00%, cvt. pfd., 144A	United States	250,000	3,142,500
United Technologies Corp., 7.50%, cvt. pfd.	United States	43,800	2,590,332
			5,732,832
Materials 0.3%			
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	116,100	2,751,570
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	80,000	1,606,440
			4,358,010
Utilities 0.5%			
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	100,000	5,718,500
Total Convertible Preferred Stocks (Cost $60,985,379)			66,268,881

52 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Balanced Fund	Country	Shares	Value
Preferred Stocks 0.7%			
Financials 0.7%			
Ally Financial Inc., 8.50%, pfd., A	United States	120,300	$ 3,220,431
Citigroup Capital XIII, 8.75%, pfd.	United States	37,000	1,044,880
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	5,050,800
Total Preferred Stocks (Cost $8,238,988)			9,316,111
		Principal Amount*	
Corporate Bonds 29.3%			
Consumer Discretionary 2.0%			
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 7.00%, 1/15/19	United States	3,000,000	3,273,750
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	10,000,000	10,051,450
Ford Motor Credit Co. LLC, senior note, 3.00%, 6/12/17	United States	6,000,000	6,225,576
News America Inc., 3.00%, 9/15/22	United States	6,000,000	6,099,138
			25,649,914
Consumer Staples 3.5%			
[c]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	5,000,000	5,191,225
Energizer Holdings Inc., senior note, 4.70%, 5/24/22	United States	5,000,000	5,402,545
[c]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	10,000,000	10,020,150
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	5,000,000	5,342,125
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	10,000,000	10,143,140
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	3,700,000	3,706,723
Safeway Inc., senior note, 3.40%, 12/01/16	United States	5,000,000	5,266,525
			45,072,433
Energy 5.7%			
Alpha Natural Resources Inc., senior note, 6.00%, 6/01/19	United States	6,000,000	5,640,000
Apache Corp., senior bond, 4.25%, 1/15/44	United States	5,000,000	4,974,870
Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	7,500,000	7,837,500
[c]Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	3,100,000	3,145,803
Kinder Morgan Energy Partners LP, senior bond, 3.50%, 9/01/23	United States	7,000,000	7,278,887
National Oilwell Varco Inc., senior note, 1.35%, 12/01/17	United States	7,000,000	7,105,875
[c]Offshore Group Investment Ltd., first lien, 144A, 7.125%, 4/01/23	United States	4,600,000	4,807,000
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	1,500,000	1,606,875
Phillips 66, senior note, 1.95%, 3/05/15	United States	7,500,000	7,665,967
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	2,900,000	3,229,875
6.50%, 11/15/20	United States	5,000,000	5,600,000
[c]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	7,500,000	7,781,250
SandRidge Energy Inc., senior note, 7.50%, 2/15/23	United States	2,700,000	2,794,500
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	4,399,156
			73,867,558
Financials 9.8%			
American Tower Corp., senior bond, 3.50%, 1/31/23	United States	9,000,000	9,112,437
[c]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	2,000,000	2,188,360
[d]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	11,437,500

Semiannual Report | 53

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Financials (continued)			
Capital One Financial Corp., senior note, 2.15%, 3/23/15	United States	7,000,000	$ 7,152,082
Citigroup Inc., sub. note, 4.05%, 7/30/22	United States	2,500,000	2,604,070
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	2,500,000	2,656,250
[d]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22, FRN thereafter, Perpetual	United States	8,000,000	9,386,408
The Goldman Sachs Group Inc., senior note, 2.375%, 1/22/18	United States	3,800,000	3,877,429
Healthcare Realty Trust Inc., senior note, 5.75%, 1/15/21	United States	5,000,000	5,845,950
HSBC Finance Corp., senior sub. bond, 6.676%, 1/15/21	United States	2,000,000	2,424,162
[c,a]ING Bank NV, senior note, 144A, FRN, 1.924%, 9/25/15	Netherlands	5,000,000	5,096,625
[d]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	11,662,730
[c]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,918,687
[c]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	2,700,000	3,161,794
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	1,500,000	1,748,006
[c]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	3,060,000	3,195,114
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,415,600
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	4,000,000	4,315,000
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	8,243,977
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	4,500,000	4,755,361
[d,a]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	5,000,000	5,031,250
[a]Wachovia Corp., sub. note, FRN, 0.616%, 10/28/15	United States	5,000,000	4,956,575
Willis Group Holdings PLC, senior note, 5.75%, 3/15/21	United States	3,000,000	3,425,523
			125,610,890
Health Care 1.9%			
[c]AbbVie Inc., senior bond, 144A, 4.40%, 11/06/42	United States	5,000,000	5,309,550
CHS/Community Health Systems Inc., senior secured note, 5.125%, 8/15/18	United States	2,700,000	2,895,750
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	2,500,000	2,894,863
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	2,000,000	2,234,278
WellPoint Inc., senior note, 1.25%, 9/10/15	United States	5,000,000	5,046,945
[c]Zoetis Inc., senior note, 144A, 1.875%, 2/01/18	United States	6,000,000	6,074,760
			24,456,146
Industrials 1.9%			
[c,f]Air Canada, senior secured bond, 144A, 4.125%, 11/15/26	Canada	7,000,000	7,175,000
[c]Aviation Capital Group, 144A,			
7.125%, 10/15/20	United States	1,500,000	1,726,110
6.75%, 4/06/21	United States	1,500,000	1,677,550
John Deere Capital Corp., senior note, 1.70%, 1/15/20	United States	7,000,000	6,987,589
[c]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	7,000,000	7,231,560
			24,797,809

54 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Balanced Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Information Technology 1.5%			
Hewlett-Packard Co., 2.60%, 9/15/17	United States	6,000,000	$ 6,111,630
Symantec Corp., senior note, 2.75%, 6/15/17	United States	7,000,000	7,257,299
ViaSat Inc., senior note, 6.875%, 6/15/20	United States	5,000,000	5,475,000
			18,843,929
Materials 1.2%			
[c]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	4,000,000	4,194,720
[c]Cemex SAB de CV, secured note, 144A, 5.875%, 3/25/19	Mexico	2,000,000	2,042,500
[c]Mexichem SAB de CV, senior note, 144A, 4.875%, 9/19/22	Mexico	5,000,000	5,443,750
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,085,888
			15,766,858
Telecommunication Services 0.9%			
CenturyLink Inc., senior note, 5.80%, 3/15/22	United States	3,000,000	3,181,464
Frontier Communications Corp., senior note, 7.125%, 1/15/23	United States	2,500,000	2,596,875
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	5,000,000	5,131,800
			10,910,139
Utilities 0.9%			
[c,d]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	6,000,000	6,050,640
[c]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,718,415
			11,769,055
Total Corporate Bonds (Cost $359,114,476)			376,744,731
[e,g]**Senior Floating Rate Interests (Cost $4,816,414) 0.4%**			
Information Technology 0.4%			
First Data Corp., 2018 Term Loan, 4.199%, 3/24/18	United States	5,000,000	4,989,845
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $38,422) 0.0%[†]			
Financials 0.0%[†]			
[e]Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 0.44%, 9/25/35	United States	38,398	37,738
Mortgage-Backed Securities 0.0%[†]			
Federal National Mortgage Association (FNMA) Fixed Rate 0.0%[†]			
FNMA 30 Year, 6.00%, 8/01/36	United States	53,697	58,838
FNMA 30 Year, 6.50%, 4/01/36	United States	38,334	42,768
Total Mortgage-Backed Securities (Cost $90,998)			101,606
Total Investments before Short Term Investments (Cost $1,103,219,384)			1,202,655,313
Short Term Investments 5.3%			
U.S. Government and Agency Securities (Cost $19,999,830) 1.5%			
[h]U.S. Treasury Bills, 5/02/13 - 5/09/13	United States	20,000,000	19,999,920
Total Investments before Money Market Funds (Cost $1,123,219,214)			1,222,655,233

Semiannual Report | 55

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Convertible Securities Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.93	$14.37	$14.55	$12.28	$ 9.48	$17.14
Income from investment operations[a]:						
Net investment income[b]	0.19	0.41	0.42	0.37	0.35	0.42
Net realized and unrealized gains (losses)	1.40	0.67	(0.06)	2.42	3.04	(6.75)
Total from investment operations	1.59	1.08	0.36	2.79	3.39	(6.33)
Less distributions from:						
Net investment income	(0.26)	(0.52)	(0.54)	(0.52)	(0.59)	(0.75)
Net realized gains	—	—	—	—	—	(0.58)
Total distributions	(0.26)	(0.52)	(0.54)	(0.52)	(0.59)	(1.33)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$16.26	$14.93	$14.37	$14.55	$12.28	$ 9.48
Total return[e]	10.86%	7.66%	2.35%	23.17%	37.35%	(39.36)%
Ratios to average net assets[f]						
Expenses	0.89%	0.90%	0.88%	0.90%	0.96%[g]	0.89%[g]
Net investment income	2.40%	2.84%	2.77%	2.78%	3.35%	2.92%
Supplemental data						
Net assets, end of period (000's)	$668,878	$602,804	$704,844	$651,012	$542,741	$396,201
Portfolio turnover rate	17.98%	12.82%	23.24%	29.56%	47.18%	37.58%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Convertible Securities Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.75	$14.21	$14.39	$12.16	$ 9.39	$16.98
Income from investment operations[a]:						
Net investment income[b]	0.13	0.30	0.30	0.27	0.27	0.31
Net realized and unrealized gains (losses)	1.40	0.65	(0.06)	2.38	3.01	(6.68)
Total from investment operations	1.53	0.95	0.24	2.65	3.28	(6.37)
Less distributions from:						
Net investment income	(0.21)	(0.41)	(0.42)	(0.42)	(0.51)	(0.64)
Net realized gains	—	—	—	—	—	(0.58)
Total distributions	(0.21)	(0.41)	(0.42)	(0.42)	(0.51)	(1.22)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$16.07	$14.75	$14.21	$14.39	$12.16	$ 9.39
Total return[e]	10.45%	6.79%	1.60%	22.16%	36.36%	(39.80)%
Ratios to average net assets[f]						
Expenses	1.64%	1.65%	1.63%	1.65%	1.71%[g]	1.63%[g]
Net investment income	1.65%	2.09%	2.02%	2.03%	2.60%	2.18%
Supplemental data						
Net assets, end of period (000's)	$222,911	$211,630	$232,471	$222,201	$192,297	$138,148
Portfolio turnover rate	17.98%	12.82%	23.24%	29.56%	47.18%	37.58%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Convertible Securities Fund

Franklin Convertible Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 2.7%			
Consumer Discretionary 0.0%†			
[a]Motors Liquidation Co., GUC Trust, Escrow Account	United States	9,475	$ 289,461
Financials 1.3%			
The Hartford Financial Services Group Inc.	United States	534,064	15,001,858
Industrials 1.4%			
Nielsen Holdings NV	United States	440,943	15,265,447
Total Common Stocks and Other Equity Interests (Cost $27,668,899)			30,556,766
Convertible Preferred Stocks 27.6%			
Consumer Discretionary 3.9%			
General Motors Co., 4.75%, cvt. pfd., B	United States	488,300	22,696,184
The Goodyear Tire & Rubber Co., 5.875%, cvt. pfd.	United States	498,000	21,702,840
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., D	United States	376,200	3,762
			44,402,786
Energy 5.5%			
Apache Corp., 6.00%, cvt. pfd.	United States	350,900	14,850,088
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	18,500	18,937,155
[b]Sanchez Energy Corp., 6.50%, cvt. pfd., B, 144A	United States	236,000	11,627,720
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	200,000	17,140,000
			62,554,963
Financials 5.1%			
Affiliated Managers Group Inc., 5.10%, cvt. pfd.	United States	397,700	25,676,506
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	140	2,247,000
MetLife Inc., 5.00%, cvt. pfd.	United States	334,000	16,750,100
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	12,740,709
			57,414,315
Industrials 5.1%			
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	200,000	24,780,000
[b]Swift Transportation Co., 6.00%, cvt. pfd., 144A	United States	1,841,000	23,141,370
United Technologies Corp., 7.50%, cvt. pfd.	United States	175,100	10,355,414
			58,276,784
Materials 3.6%			
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	705,730	16,725,801
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	395,000	7,931,798
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	792,000	16,212,240
			40,869,839
Telecommunication Services 0.3%			
Intelsat SA, 5.75%, cvt. pfd., A	Luxembourg	70,000	3,850,000
Utilities 4.1%			
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	400,000	22,874,000
PPL Corp., 8.75%, cvt. pfd.	United States	150,000	8,550,000
PPL Corp., 9.50%, cvt. pfd.	United States	250,000	14,612,500
			46,036,500
Total Convertible Preferred Stocks (Cost $338,533,924)			313,405,187

50 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Convertible Securities Fund	Country	Principal Amount*	Value
Convertible Bonds 68.5%			
Consumer Discretionary 10.8%			
Coinstar Inc., cvt., senior note, 4.00%, 9/01/14	United States	14,000,000	$ 18,383,750
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	21,890,000	25,365,037
International Game Technology, cvt., senior note, 3.25%, 5/01/14	United States	21,200,000	23,002,000
[b] Jarden Corp., cvt., senior sub. note, 144A, 1.875%, 9/15/18	United States	19,800,000	23,253,450
[b] Liberty Interactive LLC, cvt., senior note, 144A, 0.75%, 3/30/43	United States	17,250,000	17,961,390
MGM Resorts International, cvt., senior note, 4.25%, 4/15/15	United States	13,000,000	14,421,875
			122,387,502
Energy 3.1%			
Cobalt International Energy Inc., cvt., senior note, 2.625%, 12/01/19	United States	19,900,000	22,317,054
James River Coal Co., cvt., senior note, 3.125%, 3/15/18	United States	12,500,000	2,383,750
Peabody Energy Corp., cvt., junior sub. bond, 4.75%, 12/15/66	United States	12,500,000	10,156,250
			34,857,054
Financials 4.0%			
Forest City Enterprises Inc., cvt., senior note, 4.25%, 8/15/18	United States	20,000,000	22,662,500
Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14	United States	3,600,000	5,233,500
[c] MF Global Holdings Ltd., cvt., senior note, 1.875%, 2/01/16	United States	25,000,000	17,250,000
			45,146,000
Health Care 16.3%			
Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17	United States	7,300,000	23,725,000
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	22,500,000	26,521,875
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	United States	12,500,000	15,281,250
Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13	United States	10,000,000	26,580,930
HeartWare International Inc., cvt., senior note, 3.50%, 12/15/17	United States	10,000,000	12,675,000
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	United States	9,500,000	21,232,500
Omnicare Inc., cvt., senior sub. note, 3.75%, 12/15/25	United States	15,000,000	25,959,375
[b] Pacira Pharmaceuticals Inc., cvt., senior note, 144A, 3.25%, 2/01/19	United States	5,880,000	8,088,057
Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15	United States	17,000,000	22,414,500
Savient Pharmaceuticals Inc., cvt., senior note, 4.75%, 2/01/18	United States	9,839,000	2,410,555
			184,889,042
Industrials 3.2%			
[b] L-3 Communications Corp., cvt., senior bond, 144A, 3.00%, 8/01/35	United States	15,000,000	15,318,750
WESCO International Inc., cvt., senior deb., 6.00%, 9/15/29	United States	8,000,000	20,770,000
			36,088,750
Information Technology 24.5%			
Alliance Data Systems Corp., cvt., senior note, 1.75%, 8/01/13	United States	12,000,000	26,197,500
[c,d] BearingPoint Liquidating Trust	United States	14,000,000	—
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	14,900,000	16,715,938
[b] Concur Technologies Inc., cvt., senior note, 144A, 2.50%, 4/15/15	United States	16,900,000	25,001,437
EMC Corp., cvt., senior note, 1.75%, 12/01/13	United States	14,000,000	19,731,320
Intel Corp., cvt.,			
[b] junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	21,244,375
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,236,250
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%, 1/15/31	United States	8,000,000	4,186,712

Semiannual Report | 61

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Equity Income Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$18.01	$16.58	$15.93	$14.06	$12.88	$22.41
Income from investment operations[a]:						
Net investment income[b]	0.22	0.41	0.41	0.44	0.39	0.48
Net realized and unrealized gains (losses)	2.19	1.46	0.75	1.85	1.29	(8.57)
Total from investment operations	2.41	1.87	1.16	2.29	1.68	(8.09)
Less distributions from:						
Net investment income	(0.26)	(0.44)	(0.51)	(0.42)	(0.50)	(0.48)
Net realized gains	—	—	—	—	—	(0.96)
Total distributions	(0.26)	(0.44)	(0.51)	(0.42)	(0.50)	(1.44)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$20.16	$18.01	$16.58	$15.93	$14.06	$12.88
Total return[e]	13.48%	11.43%	7.27%	16.48%	13.77%	(38.01)%
Ratios to average net assets[f]						
Expenses	0.93%	0.95%	0.96%	0.98%[g]	1.04%[g]	0.95%[g]
Net investment income	2.33%	2.36%	2.48%	2.96%	3.19%	2.66%
Supplemental data						
Net assets, end of period (000's)	$1,465,545	$1,305,791	$1,105,132	$799,585	$540,127	$465,027
Portfolio turnover rate	17.90%	19.71%	19.45%	11.35%	43.75%	31.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$17.91	$16.50	$15.85	$14.00	$12.83	$22.31
Income from investment operations[a]:						
Net investment income[b]	0.14	0.28	0.29	0.33	0.30	0.34
Net realized and unrealized gains (losses)	2.19	1.45	0.74	1.82	1.28	(8.52)
Total from investment operations	2.33	1.73	1.03	2.15	1.58	(8.18)
Less distributions from:						
Net investment income	(0.19)	(0.32)	(0.38)	(0.30)	(0.41)	(0.34)
Net realized gains	—	—	—	—	—	(0.96)
Total distributions	(0.19)	(0.32)	(0.38)	(0.30)	(0.41)	(1.30)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$20.05	$17.91	$16.50	$15.85	$14.00	$12.83
Total return[e]	13.09%	10.56%	6.44%	15.59%	12.94%	(38.46)%
Ratios to average net assets[f]						
Expenses	1.68%	1.70%	1.71%	1.73%[g]	1.79%[g]	1.70%[g]
Net investment income	1.58%	1.61%	1.73%	2.21%	2.44%	1.91%
Supplemental data						
Net assets, end of period (000's)	$166,905	$134,746	$118,686	$97,305	$86,152	$78,394
Portfolio turnover rate	17.90%	19.71%	19.45%	11.35%	43.75%	31.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Equity Income Fund

Class R	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$18.01	$16.58	$15.93	$14.07	$12.89	$22.43
Income from investment operations[a]:						
Net investment income[b]	0.20	0.37	0.38	0.41	0.36	0.44
Net realized and unrealized gains (losses)	2.18	1.46	0.73	1.83	1.29	(8.59)
Total from investment operations	2.38	1.83	1.11	2.24	1.65	(8.15)
Less distributions from:						
Net investment income	(0.23)	(0.40)	(0.46)	(0.38)	(0.47)	(0.43)
Net realized gains	—	—	—	—	—	(0.96)
Total distributions	(0.23)	(0.40)	(0.46)	(0.38)	(0.47)	(1.39)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$20.16	$18.01	$16.58	$15.93	$14.07	$12.89
Total return[e]	13.34%	11.16%	7.00%	16.09%	13.49%	(38.18)%
Ratios to average net assets[f]						
Expenses	1.18%	1.20%	1.21%	1.23%[g]	1.29%[g]	1.20%[g]
Net investment income	2.08%	2.11%	2.23%	2.71%	2.94%	2.41%
Supplemental data						
Net assets, end of period (000's)	$5,335	$4,940	$3,830	$3,589	$4,218	$4,690
Portfolio turnover rate	17.90%	19.71%	19.45%	11.35%	43.75%	31.32%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 65

66 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 86.8%			
Consumer Discretionary 10.6%			
Comcast Corp., A	United States	600,960	$ 24,819,648
L Brands Inc.	United States	471,000	23,743,110
Lowe's Cos. Inc.	United States	600,000	23,052,000
McDonald's Corp.	United States	323,200	33,011,648
NIKE Inc., B	United States	606,800	38,592,480
Target Corp.	United States	453,900	32,027,184
			175,246,070
Consumer Staples 8.7%			
The Coca-Cola Co.	United States	429,600	18,184,968
Diageo PLC, ADR	United Kingdom	227,200	27,763,840
Kellogg Co.	United States	405,800	26,393,232
Mead Johnson Nutrition Co., A	United States	268,200	21,748,338
PepsiCo Inc.	United States	370,000	30,513,900
The Procter & Gamble Co.	United States	237,700	18,248,229
			142,852,507
Energy 7.7%			
BP PLC, ADR	United Kingdom	351,271	15,315,415
Chevron Corp.	United States	240,500	29,343,405
Exxon Mobil Corp.	United States	367,234	32,680,154
Royal Dutch Shell PLC, A, ADR	United Kingdom	424,500	28,853,265
Spectra Energy Corp.	United States	654,000	20,620,620
			126,812,859
Financials 14.0%			
Aflac Inc.	United States	536,200	29,190,728
Bank of America Corp.	United States	974,700	11,998,557
BlackRock Inc.	United States	129,700	34,565,050
JPMorgan Chase & Co.	United States	827,300	40,545,973
Marsh & McLennan Cos. Inc.	United States	497,700	18,917,577
MetLife Inc.	United States	218,798	8,530,934
People's United Financial Inc.	United States	1,200,000	15,792,000
QBE Insurance Group Ltd.	Australia	1,350,000	18,717,331
T. Rowe Price Group Inc.	United States	347,800	25,215,500
Wells Fargo & Co.	United States	725,000	27,535,500
			231,009,150
Health Care 8.4%			
Bristol-Myers Squibb Co.	United States	298,700	11,864,364
Johnson & Johnson	United States	332,000	28,296,360
Pfizer Inc.	United States	979,300	28,468,251
Roche Holding AG	Switzerland	139,000	34,744,394
Sanofi, ADR	France	659,200	35,168,320
			138,541,689

Semiannual Report | 67

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks (continued)			
Industrials 13.2%			
The Boeing Co.	United States	283,900	$ 25,951,299
Cummins Inc.	United States	206,000	21,916,340
Emerson Electric Co.	United States	500,000	27,755,000
General Electric Co.	United States	1,228,500	27,383,265
Honeywell International Inc.	United States	393,800	28,960,052
Lockheed Martin Corp.	United States	254,900	25,258,041
Republic Services Inc.	United States	998,100	34,015,248
United Parcel Service Inc., B	United States	306,600	26,318,544
			217,557,789
Information Technology 12.5%			
Analog Devices Inc.	United States	586,200	25,786,938
Cisco Systems Inc.	United States	1,536,133	32,135,902
Intel Corp.	United States	1,200,000	28,740,000
International Business Machines Corp.	United States	139,900	28,335,346
Microsoft Corp.	United States	1,151,800	38,124,580
Molex Inc.	United States	1,062,500	29,293,125
Paychex Inc.	United States	629,100	22,905,531
			205,321,422
Materials 4.4%			
BHP Billiton PLC	United Kingdom	842,500	23,437,006
The Dow Chemical Co.	United States	613,000	20,786,830
E. I. du Pont de Nemours and Co.	United States	532,100	29,004,771
			73,228,607
Telecommunication Services 2.7%			
AT&T Inc.	United States	634,410	23,764,999
Vodafone Group PLC, ADR	United Kingdom	697,600	21,339,584
			45,104,583
Utilities 4.6%			
Duke Energy Corp.	United States	419,690	31,560,688
Great Plains Energy Inc.	United States	595,240	14,363,141
PG&E Corp.	United States	617,900	29,931,076
			75,854,905
Total Common Stocks (Cost $1,127,435,880)			1,431,529,581
[a] **Equity-Linked Securities 6.4%**			
Consumer Discretionary 1.5%			
[b] Deutsche Bank AG into Amazon.com Inc., 5.50%, 144A	United States	97,500	25,162,215
Energy 2.7%			
[b] Bank of America Corp. into Halliburton Co., 5.00%, 144A	United States	630,000	25,876,431
[b] JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	250,000	18,868,975
			44,745,406
Information Technology 1.0%			
[b] Barclays Bank PLC into Apple Inc., 7.50%, 144A	United States	37,000	17,172,477

68 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Equity Income Fund	Country	Shares	Value
Equity-Linked Securities (continued)			
Materials 1.2%			
Credit Suisse New York into Freeport-McMoRan Copper & Gold Inc., B, 8.40%	United States	615,000	$ 19,616,040
Total Equity-Linked Securities (Cost $112,079,732)			106,696,138
Convertible Preferred Stocks 6.1%			
Consumer Discretionary 1.0%			
General Motors Co., 4.75%, cvt. pfd., B	United States	360,300	16,746,744
Energy 1.0%			
[b] Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	16,000	16,378,080
Financials 2.3%			
Bank of America Corp., 7.25%, cvt. pfd., L	United States	18,000	22,374,000
MetLife Inc., 5.00%, cvt. pfd.	United States	310,000	15,546,500
			37,920,500
Industrials 0.5%			
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	68,800	8,324,800
Materials 0.7%			
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	508,792	12,058,370
Utilities 0.6%			
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	154,000	8,891,960
Total Convertible Preferred Stocks (Cost $98,318,425)			100,320,454
Preferred Stocks (Cost $15,634,990) 0.2%			
Financials 0.2%			
[c] Fannie Mae, 8.25%, pfd.	United States	625,000	2,862,500
Total Investments before Short Term Investments (Cost $1,353,469,027)			1,641,408,673
Short Term Investments (Cost $13,878,012) 0.9%			
Money Market Funds 0.9%			
[c,d] Institutional Fiduciary Trust Money Market Portfolio	United States	13,878,012	13,878,012
Total Investments (Cost $1,367,347,039) 100.4%			1,655,286,685
Other Assets, less Liabilities (0.4)%			(6,347,797)
Net Assets 100.0%			$1,648,938,888

See Abbreviations on page 117.

[a] See Note 1(f) regarding equity-linked securities.

[b] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $103,458,178, representing 6.27% of net assets.

[c] Non-income producing.

[d] See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 69

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
U.S. Government and Agency Securities 41.4%		
AID-Egypt, U.S. Government Guaranteed, 4.45%, 9/15/15	$10,000,000	$ 10,956,471
FHLB, 3.125%, 12/13/13	8,000,000	8,148,664
FHLMC,		
3.50%, 5/29/13	4,200,000	4,211,218
4.50%, 7/15/13	3,500,000	3,532,043
FNMA,		
1.75%, 5/07/13	3,200,000	3,200,861
4.625%, 10/15/13	5,000,000	5,103,480
senior note, 4.375%, 7/17/13	6,000,000	6,053,802
U.S. Treasury Note,		
2.125%, 12/31/15	16,700,000	17,518,049
2.25%, 5/31/14	8,000,000	8,182,504
2.375%, 8/31/14	3,000,000	3,088,242
2.375%, 10/31/14	20,000,000	20,656,260
2.375%, 2/28/15	9,000,000	9,356,490
2.625%, 6/30/14	5,000,000	5,144,140
2.625%, 12/31/14	15,000,000	15,607,035
4.00%, 2/15/14	12,400,000	12,781,684
4.00%, 2/15/15	22,000,000	23,491,028
4.125%, 5/15/15	15,000,000	16,188,285
4.25%, 8/15/14	7,000,000	7,369,418
4.25%, 11/15/14	4,000,000	4,249,688
4.25%, 8/15/15	8,000,000	8,731,248
4.75%, 5/15/14	8,000,000	8,382,504
[a]Index Linked, 0.50%, 4/15/15	9,639,181	9,988,602
[a]Index Linked, 1.25%, 4/15/14	15,902,508	16,224,279
[a]Index Linked, 2.00%, 1/15/16	7,016,510	7,703,363
Total U.S. Government and Agency Securities (Cost $235,159,068)		235,869,358
Asset-Backed Securities and Commercial Mortgage-Backed Securities 8.8%		
FHLMC Multifamily Structured Pass Through Certificates,		
K004, A1, 3.413%, 5/25/19	2,244,445	2,436,004
K010, A1, 3.32%, 7/25/20	4,621,122	5,009,446
K013, A1, 2.902%, 8/25/20	8,237,980	8,779,875
K014, A1, 2.788%, 10/25/20	10,525,435	11,254,121
K702, A1, 2.084%, 12/25/17	7,409,978	7,635,462
K702, A1, 3.342%, 12/25/19	9,749,598	10,563,943
K703, A1, 1.873%, 1/25/18	2,503,389	2,581,058
GNMA, 2010-124, A, 3.848%, 10/16/32	2,100,900	2,155,386
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $48,593,874)		50,415,295
Mortgage-Backed Securities 48.4%		
[b]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 7.9%		
FHLMC, 1.948% - 2.375%, 2/01/18 - 4/01/42	5,070,990	5,350,466
FHLMC, 2.375% - 2.565%, 10/01/18 - 5/01/42	5,369,484	5,679,531
FHLMC, 2.673%, 7/01/35	3,361,960	3,595,524
FHLMC, 2.572% - 2.754%, 8/01/23 - 7/01/41	4,325,931	4,551,555
FHLMC, 2.759% - 2.86%, 11/01/19 - 6/01/37	5,305,462	5,656,056
FHLMC, 2.908%, 6/01/37	3,664,539	3,958,547

72 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[b]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)**		
FHLMC, 2.875% - 3.027%, 10/01/29 - 4/01/38	$ 5,184,588	$ 5,552,396
FHLMC, 3.05% - 5.141%, 6/01/24 - 1/01/41	5,277,477	5,640,525
FHLMC, 5.269% - 6.57%, 12/01/29 - 10/01/37	4,519,427	4,879,581
		44,864,181
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.9%		
FHLMC Gold 15 Year, 3.50%, 11/01/20 - 1/01/21	11,121,203	11,771,012
FHLMC Gold 15 Year, 3.50%, 3/01/26	6,160,842	6,520,818
FHLMC Gold 15 Year, 4.00%, 7/01/20	7,623,925	8,130,440
FHLMC Gold 15 Year, 4.00%, 10/01/20	9,590,124	10,197,299
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23	1,850,623	1,964,571
FHLMC Gold 15 Year, 6.00%, 10/01/21 - 10/01/23	5,252,859	5,797,866
FHLMC Gold 15 Year, 7.00%, 8/01/13	403	407
FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31	649,175	774,140
FHLMC Gold 30 Year, 9.50%, 3/01/21	7,721	7,885
		45,164,438
[b]**Federal National Mortgage Association (FNMA) Adjustable Rate 20.7%**		
FNMA, 1.324% - 1.985%, 6/01/21 - 10/01/44	4,185,502	4,340,647
FNMA, 1.986%, 1/01/35	5,756,600	6,064,460
FNMA, 1.999% - 2.06%, 11/01/18 - 2/01/37	5,355,035	5,632,602
FNMA, 2.063% - 2.183%, 5/01/19 - 1/01/37	5,394,329	5,696,281
FNMA, 2.197% - 2.34%, 7/01/22 - 11/01/40	5,372,791	5,665,164
FNMA, 2.341% - 2.441%, 11/01/17 - 11/01/42	5,353,639	5,669,612
FNMA, 2.455%, 2/01/36	8,502,435	8,989,328
FNMA, 2.445% - 2.546%, 9/01/24 - 1/01/38	5,264,074	5,610,138
FNMA, 2.658%, 11/01/36	4,771,128	5,113,716
FNMA, 2.67%, 2/01/36	3,699,139	3,970,522
FNMA, 2.546% - 2.685%, 3/01/18 - 1/01/42	4,406,805	4,689,218
FNMA, 2.692%, 10/01/36	5,983,253	6,397,438
FNMA, 2.688% - 2.777%, 12/01/26 - 4/01/44	5,003,195	5,344,939
FNMA, 2.808%, 4/01/36	6,474,641	6,932,634
FNMA, 2.778% - 2.848%, 6/01/33 - 1/01/37	5,221,532	5,580,984
FNMA, 2.871%, 6/01/35	12,554,674	13,466,231
FNMA, 2.854% - 3.238%, 10/01/17 - 10/01/40	5,319,183	5,697,797
FNMA, 3.25% - 4.055%, 9/01/17 - 5/01/48	4,223,540	4,447,751
FNMA, 4.102% - 4.981%, 12/01/19 - 4/01/38	5,269,962	5,651,329
FNMA, 5.014% - 6.58%, 9/01/18 - 11/01/38	2,815,187	3,043,286
		118,004,077
Federal National Mortgage Association (FNMA) Fixed Rate 11.6%		
FNMA 15 Year, 3.50%, 10/01/25	15,953,993	16,962,046
FNMA 15 Year, 3.50%, 1/01/26	6,195,243	6,586,689
FNMA 15 Year, 3.50%, 1/01/26 - 2/01/26	4,245,297	4,513,535
FNMA 15 Year, 4.00%, 8/01/25 - 2/01/26	9,400,988	10,053,725
FNMA 15 Year, 4.50%, 5/01/16	9,476,824	10,339,948
FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19	176,025	189,331
FNMA 15 Year, 5.00%, 2/01/18 - 6/01/23	2,191,630	2,354,675
FNMA 15 Year, 5.50%, 8/01/15 - 1/01/25	4,600,972	4,961,177

Semiannual Report | 73

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
Federal National Mortgage Association (FNMA) Fixed Rate (continued)		
FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17	$ 514,976	$ 545,954
FNMA 15 Year, 6.50%, 10/01/16	21,015	22,388
FNMA 15 Year, 7.00%, 8/01/13 - 7/01/14	582	596
FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15	10,360	10,679
FNMA 30 Year, 5.00%, 3/01/38	1,983,553	2,148,068
FNMA 30 Year, 6.00%, 9/01/39	6,683,982	7,315,631
FNMA 30 Year, 6.50%, 8/01/38	273,747	306,642
FNMA 30 Year, 9.00%, 1/01/17	45,146	48,971
FNMA 30 Year, 9.50%, 11/01/16 - 6/01/22	70,503	74,059
		66,434,114
[b]**Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**[†]		
GNMA, 1.625%, 10/20/35	63,907	66,975
Government National Mortgage Association (GNMA) Fixed Rate 0.3%		
GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14	39,580	40,564
GNMA I SF 15 Year, 7.50%, 10/15/14 - 11/15/14	13,991	14,164
GNMA I SF 30 Year, 5.00%, 3/15/39	494,461	542,657
GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33	271,226	298,721
GNMA I SF 30 Year, 6.00%, 3/15/33	101,157	115,731
GNMA I SF 30 Year, 8.00%, 11/15/16	29,325	29,924
GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17	126,446	130,428
GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31	253,774	315,388
GNMA II SF 30 Year, 9.00%, 8/20/16	24,990	25,129
GNMA II SF 30 Year, 9.50%, 6/20/16	31,647	32,359
		1,545,065
Total Mortgage-Backed Securities (Cost $271,511,638)		276,078,850
Total Investments before Short Term Investments (Cost $555,264,580)		562,363,503
	Shares	
Short Term Investments (Cost $4,945,179) 0.9%		
Money Market Funds 0.9%		
[c,d]Institutional Fiduciary Trust Money Market Portfolio	4,945,179	4,945,179
Total Investments (Cost $560,209,759) 99.5%		567,308,682
Other Assets, less Liabilities 0.5%		3,065,974
Net Assets 100.0%		$570,374,656

See Abbreviations on page 117.

[†]Rounds to less than 0.1% of net assets.
[a]Principal amount of security is adjusted for inflation. See Note 1(i).
[b]The coupon rate shown represents the rate at period end.
[c]Non-income producing.
[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

74 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Real Return Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.94	$11.06	$11.14	$10.74	$ 9.55	$10.64
Income from investment operations[a]:						
Net investment income	0.08[b]	0.17[b]	0.31[b]	0.17[b]	—[c]	0.48[b]
Net realized and unrealized gains (losses)	0.12	0.01	0.03	0.47	1.20	(0.95)
Total from investment operations	0.20	0.18	0.34	0.64	1.20	(0.47)
Less distributions from:						
Net investment income and net foreign currency gains	(0.14)	(0.30)	(0.42)	(0.24)	(0.01)	(0.59)
Net realized gains	—	—	—	—	—	(0.03)
Total distributions	(0.14)	(0.30)	(0.42)	(0.24)	(0.01)	(0.62)
Redemption fees[d]	—	—	—	—	—	—[c]
Net asset value, end of period	$11.00	$10.94	$11.06	$11.14	$10.74	$ 9.55
Total return[e]	1.84%	1.67%	3.03%	6.07%	12.59%	(4.93)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	1.07%	1.06%	1.05%	1.07%	1.09%	1.08%
Expenses net of waiver and payments by affiliates and expense reduction	0.90%	0.90%	0.90%	0.90%[g]	0.90%[g]	0.90%[g]
Net investment income	1.40%	1.58%	2.76%	1.60%	0.03%	4.48%
Supplemental data						
Net assets, end of period (000's)	$382,895	$411,419	$444,465	$388,239	$342,873	$285,467
Portfolio turnover rate	19.45%	18.64%	37.60%	20.08%	10.73%	28.06%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Real Return Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009[a]
Per share operating performance					
(for a share outstanding throughout the period)					
Net asset value, beginning of period	$10.87	$11.00	$11.08	$10.69	$ 9.57
Income from investment operations[b]:					
Net investment income	0.05[c]	0.13[c]	0.27[c]	0.13[c]	0.10
Net realized and unrealized gains (losses)	0.13	—[d]	0.02	0.47	1.03
Total from investment operations	0.18	0.13	0.29	0.60	1.13
Less distributions from net investment income and net foreign currency gains	(0.13)	(0.26)	(0.37)	(0.21)	(0.01)
Net asset value, end of period	$10.92	$10.87	$11.00	$11.08	$10.69
Total return[e]	1.65%	1.22%	2.65%	5.68%	11.86%
Ratios to average net assets[f]					
Expenses before waiver and payments by affiliates	1.47%	1.46%	1.45%	1.47%	1.49%
Expenses net of waiver and payments by affiliates and expense reduction	1.30%	1.30%	1.30%	1.30%[g]	1.30%[g]
Net investment income (loss)	1.00%	1.18%	2.36%	1.20%	(0.37)%[h]
Supplemental data					
Net assets, end of period (000's)	$100,994	$104,682	$115,126	$62,256	$24,151
Portfolio turnover rate	19.45%	18.64%	37.60%	20.08%	10.73%

[a]For the period November 3, 2008 (effective date) to October 31, 2009.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Ratio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

76 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Real Return Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.97	$11.08	$11.16	$10.78	$ 9.57	$10.65
Income from investment operations[a]:						
Net investment income	0.09[b]	0.20[b]	0.35[b]	0.21[b]	0.05	0.52[b]
Net realized and unrealized gains (losses)	0.12	0.01	0.01	0.46	1.17	(0.96)
Total from investment operations	0.21	0.21	0.36	0.67	1.22	(0.44)
Less distributions from:						
Net investment income and net foreign currency gains	(0.15)	(0.32)	(0.44)	(0.29)	(0.01)	(0.61)
Net realized gains	—	—	—	—	—	(0.03)
Total distributions	(0.15)	(0.32)	(0.44)	(0.29)	(0.01)	(0.64)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$11.03	$10.97	$11.08	$11.16	$10.78	$ 9.57
Total return[e]	1.90%	1.99%	3.27%	6.35%	12.80%	(4.63)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.82%	0.81%	0.80%	0.82%	0.84%	0.83%
Expenses net of waiver and payments by affiliates and expense reduction	0.65%	0.65%	0.65%	0.65%[g]	0.65%[g]	0.65%[g]
Net investment income	1.65%	1.83%	3.01%	1.85%	0.28%	4.73%
Supplemental data						
Net assets, end of period (000's)	$30,400	$35,362	$45,575	$28,784	$24,256	$14,681
Portfolio turnover rate	19.45%	18.64%	37.60%	20.08%	10.73%	28.06%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Real Return Fund

Franklin Real Return Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 13.9%			
Energy 5.1%			
[a]Alpha Natural Resources Inc.	United States	107,400	$ 796,908
Anadarko Petroleum Corp.	United States	49,900	4,229,524
Chevron Corp.	United States	25,700	3,135,657
Devon Energy Corp.	United States	41,600	2,290,496
Exxon Mobil Corp.	United States	28,677	2,551,966
Halliburton Co.	United States	50,400	2,155,608
Marathon Petroleum Corp.	United States	10,250	803,190
National Oilwell Varco Inc.	United States	17,600	1,147,872
Noble Energy Inc.	United States	23,400	2,650,986
Occidental Petroleum Corp.	United States	16,300	1,454,938
Schlumberger Ltd.	United States	29,050	2,162,191
[a]Southwestern Energy Co.	United States	26,700	999,114
[a]Weatherford International Ltd.	United States	137,000	1,752,230
			26,130,680
Materials 1.7%			
Alcoa Inc.	United States	133,700	1,136,450
Barrick Gold Corp.	Canada	80,300	1,582,713
Freeport-McMoRan Copper & Gold Inc., B	United States	78,946	2,402,327
Nucor Corp.	United States	23,300	1,016,346
Potash Corp. of Saskatchewan Inc.	Canada	44,300	1,865,030
United States Steel Corp.	United States	41,400	736,920
			8,739,786
Real Estate 7.1%			
SPDR Dow Jones REIT ETF	United States	443,000	36,720,270
Total Common Stocks and Other Equity Interests (Cost $62,981,706)			71,590,736
		Principal Amount*	
Corporate Bonds 3.1%			
Consumer Services 0.2%			
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	300,000	330,000
8.625%, 2/01/19	United States	500,000	595,000
7.75%, 3/15/22	United States	200,000	229,500
			1,154,500
Diversified Financials 0.3%			
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,200,000	1,486,500
Energy 0.9%			
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	1,000,000	1,136,250
6.125%, 2/15/21	United States	200,000	221,000
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	400,000	434,000
8.25%, 4/01/20	United States	100,000	112,500
6.375%, 3/01/21	United States	400,000	420,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,000,000	1,175,000

78 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Semiannual Report | 79

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Commercial & Professional Services 0.4%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.553%, 7/26/16	United States	28,698	$ 28,975
Term Loan B Extended, 3.698%, 7/26/16	United States	435,637	439,851
U.S. Term C Loan, 3.698% - 3.784%, 7/26/16	United States	3,863	3,904
U.S. Term D Loan, 4.00%, 8/22/19	United States	170,000	172,479
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	699,825	708,573
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	729,951	740,673
			2,094,455
Consumer Services 0.3%			
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	147,763	148,974
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	332,503	337,125
DineEquity Inc., Term B-2 Loan, 3.75%, 10/19/17	United States	175,304	178,153
Dunkin' Brands Inc., Term B-3 Loan, 3.75%, 2/14/20	United States	274,086	277,340
[e] Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	467,377	467,085
Wendy's International Inc.,			
Closing Date Term Loan, 4.75%, 5/15/19	United States	53,645	54,031
[e] Term B Loan, 4.75%, 5/15/19	United States	17,335	17,450
			1,480,158
Diversified Financials 0.2%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	91,594	92,662
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	65,588	66,513
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	610,124	618,704
			777,879
Energy 0.2%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	561,355	571,061
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	United States	256,000	257,024
			828,085
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc., Loans, 5.75%, 7/10/17	United States	137,125	139,268
Food, Beverage & Tobacco 0.3%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	965,599	974,551
[e] H.J. Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	503,383	508,590
[e] Pinnacle Foods Finance LLC, Tranche G Term Loan, 4.75%, 4/29/20	United States	130,706	131,353
			1,614,494
Health Care Equipment & Services 0.7%			
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	846,444	853,454
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	475,311	480,657
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	430,580	435,963
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	417,055	422,440

80 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
c,d **Senior Floating Rate Interests (continued)**			
Health Care Equipment & Services (continued)			
HCA Inc.,			
Tranche B-2 Term Loan, 3.534%, 3/31/17	United States	741,522	$ 744,565
Tranche B-5 Term Loan, 5.00%, 3/31/17	United States	18,478	18,478
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	177,555	180,170
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	479,198	484,489
			3,620,216
Materials 0.6%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	263,824	264,813
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	401,600	401,795
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	332,231	338,160
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	130,345	132,219
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	885,370	901,576
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	429,286	436,396
U.S. Coatings Acquisitions Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	297,704	301,922
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	431,821	438,838
			3,215,719
Media 0.6%			
Cinemark USA Inc., Term Loan, 3.20%, 12/13/19	United States	268,851	271,792
CSC Holdings LLC (Cablevision), Term B Loan, 2.699%, 4/17/20	United States	390,706	390,462
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	144,499	147,179
e Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	220,790	222,676
Regal Cinemas Corp., Term Loan, 2.698% - 2.784%, 8/23/17	United States	361,874	364,426
Sinclair Television Group Inc., Tranche B Term Loans, 4.50%, 4/09/20	United States	70,889	71,465
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	500,379	508,260
UPC Financing Partnership,			
Term Loan AF, 4.00%, 1/29/21	Netherlands	95,300	96,372
e Term Loan AH, 3.25%, 6/30/21	Netherlands	670,666	675,958
e Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 2/15/20	United States	288,783	289,166
			3,037,756
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	199,500	201,566
Valeant Pharmaceuticals International Inc.,			
Series C-1 Tranche B Term Loan, 3.50%, 2/11/19	Canada	333,863	338,089
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	109,708	111,131
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	105,764	107,495
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	129,927	132,054
Term B-1 Loan, 4.25%, 3/15/18	United States	298,473	303,359
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	235,200	239,050
			1,432,744
Retailing 0.3%			
BJ's Wholesale Club Inc., 2013 Replacement Loans, 4.25%, 9/26/19	United States	792,816	800,964

Semiannual Report | 81

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
[c,d] **Senior Floating Rate Interests (continued)**			
Retailing (continued)			
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	456,039	$ 463,545
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	478,800	483,538
			1,748,047
Software & Services 0.1%			
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	550,000	555,500
Technology Hardware & Equipment 0.1%			
Telesat Canada/Telesat LLC, Term Loan B-2 U.S. Tranche, 3.50%, 3/28/19	Canada	242,888	245,773
Telecommunication Services 0.2%			
[e] Cricket Communications Inc. (Leap Wireless), C Term Loan, 5.75%, 3/08/20	United States	140,000	140,963
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	978,831	994,329
			1,135,292
Transportation 0.1%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.75%, 3/15/19	United States	225,144	228,662
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	115,286	114,579
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	296,956	300,915
			644,156
Total Senior Floating Rate Interests (Cost $24,172,458)			24,547,507
Foreign Government and Agency Securities 16.1%			
Government of Hungary, senior note,			
3.50%, 7/18/16	Hungary	60,000 EUR	78,554
4.375%, 7/04/17	Hungary	150,000 EUR	199,436
5.75%, 6/11/18	Hungary	435,000 EUR	610,710
3.875%, 2/24/20	Hungary	180,000 EUR	228,492
6.375%, 3/29/21	Hungary	620,000	695,175
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000 EUR	1,713,751
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	945,000 MYR	312,681
3.741%, 2/27/15	Malaysia	2,370,000 MYR	790,180
3.835%, 8/12/15	Malaysia	1,930,000 MYR	647,048
senior bond, 3.70%, 5/15/13	Malaysia	2,185,000 MYR	718,334
senior bond, 3.21%, 5/31/13	Malaysia	8,240,000 MYR	2,708,589
senior bond, 3.461%, 7/31/13	Malaysia	7,630,000 MYR	2,510,409
senior bond, 8.00%, 10/30/13	Malaysia	10,000 MYR	3,367
senior bond, 5.094%, 4/30/14	Malaysia	2,290,000 MYR	768,511
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000 MYR	2,051,860
Government of Mexico, 7.00%, 6/19/14	Mexico	853,000[f] MXN	7,267,057
Government of Poland,			
6.25%, 10/24/15	Poland	11,600,000 PLN	3,982,242
[c] FRN, 3.98%, 1/25/17	Poland	15,515,000 PLN	4,930,413
[c] FRN, 3.98%, 1/25/21	Poland	15,738,000 PLN	4,966,437

32 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Real Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Sweden,			
1.50%, 8/30/13	Sweden	22,690,000 SEK	$ 3,507,013
6.75%, 5/05/14	Sweden	52,950,000 SEK	8,642,691
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	South Korea	53,210,000 KRW	48,337
senior bond, 3.90%, 8/02/13	South Korea	99,760,000 KRW	90,849
senior bond, 3.59%, 10/02/13	South Korea	93,120,000 KRW	84,845
senior bond, 3.48%, 12/02/13	South Korea	159,610,000 KRW	145,640
senior bond, 3.47%, 2/02/14	South Korea	219,430,000 KRW	200,444
senior bond, 3.59%, 4/02/14	South Korea	322,490,000 KRW	295,372
senior bond, 2.47%, 4/02/15	South Korea	33,000,000 KRW	29,911
senior note, 3.28%, 6/02/14	South Korea	382,370,000 KRW	349,675
senior note, 2.82%, 8/02/14	South Korea	1,574,200,000 KRW	1,433,731
senior note, 2.78%, 10/02/14	South Korea	6,276,800,000 KRW	5,713,584
senior note, 2.84%, 12/02/14	South Korea	2,223,570,000 KRW	2,026,917
Korea Treasury Bond,			
senior bond, 3.75%, 6/10/13	South Korea	1,435,000,000 KRW	1,289,909
senior bond, 3.00%, 12/10/13	South Korea	8,227,990,000 KRW	7,486,263
senior note, 3.25%, 12/10/14	South Korea	606,880,000 KRW	557,094
[g]Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	454,397[h] MXN	4,223,360
[g]Nota Do Tesouro Nacional, Index Linked, 6.00%,			
5/15/15	Brazil	4,600[i] BRL	5,554,378
8/15/16	Brazil	1,343[i] BRL	1,659,805
8/15/18	Brazil	1,270[i] BRL	1,616,770
5/15/45	Brazil	1,680[i] BRL	2,433,409
Total Foreign Government and Agency Securities (Cost $80,734,072)			82,573,243
U.S. Government and Agency Securities 51.9%			
[j]U.S. Treasury Note, Index Linked,			
2.00%, 1/15/14	United States	45,472,441	46,385,436
1.25%, 4/15/14	United States	55,932,958	57,064,706
2.00%, 7/15/14	United States	1,231,337	1,284,824
1.625%, 1/15/15	United States	35,250,911	37,049,271
0.50%, 4/15/15	United States	28,382,034	29,410,883
1.875%, 7/15/15	United States	49,520,826	53,540,530
2.00%, 1/15/16	United States	38,590,805	42,368,498
Total U.S. Government and Agency Securities (Cost $263,223,822)			267,104,148
Total Investments before Short Term Investments (Cost $446,180,610)			462,037,968
Short Term Investments 10.0%			
Foreign Government and Agency Securities 4.3%			
[k]Bank of Negara Monetary Notes, 5/02/13 - 3/20/14	Malaysia	31,540,000 MYR	10,178,616
Korea Monetary Stabilization Bond,			
senior bond, 3.38%, 5/09/13	South Korea	333,000,000 KRW	302,324
senior note, 3.28%, 6/09/13	South Korea	330,690,000 KRW	300,363
[k]Malaysia Treasury Bills, 5/03/13 - 6/28/13	Malaysia	8,540,000 MYR	2,794,814

Semiannual Report | 83

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

84 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 85

86 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

April 30, 2013 (unaudited)

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$555,264,580	$467,915,070
Cost - Sweep Money Fund (Note 7)	4,945,179	—
Cost - Repurchase agreements	—	29,273,672
Total cost of investments	$560,209,759	$497,188,742
Value - Unaffiliated issuers	$562,363,503	$484,096,800
Value - Sweep Money Fund (Note 7)	4,945,179	—
Value - Repurchase agreements	—	29,273,672
Total value of investments	567,308,682	513,370,472
Cash	—	17,228
Foreign currency, at value (cost $— and $524,698, respectively)	—	530,281
Receivables:		
Investment securities sold	605,563	790,702
Capital shares sold	1,450,536	409,134
Dividends and interest	2,707,126	2,978,719
Due from brokers	—	220,000
Unrealized appreciation on forward exchange contracts	—	174,930
Other assets	195	197
Total assets	572,072,102	518,491,663
Liabilities:		
Payables:		
Investment securities purchased	—	1,440,356
Capital shares redeemed	1,130,309	1,815,227
Affiliates	349,768	457,922
Allocator Funds (Note 11)	6,399	—
Distributions to shareholders	171,790	—
Unrealized depreciation on forward exchange contracts	—	396,500
Accrued expenses and other liabilities	39,180	92,252
Total liabilities	1,697,446	4,202,257
Net assets, at value	$570,374,656	$514,289,406
Net assets consist of:		
Paid-in capital	$585,194,107	$510,023,682
Distributions in excess of net investment income	(10,240,459)	(7,441,008)
Net unrealized appreciation (depreciation)	7,098,923	15,982,162
Accumulated net realized gain (loss)	(11,677,915)	(4,275,430)
Net assets, at value	$570,374,656	$514,289,406

88 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Operations

for the six months ended April 30, 2013 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Investment income:			
Dividends	$10,321,842	$ 8,304,543	$ 24,923,070
Interest	6,290,118	9,054,474	—
Total investment income	16,611,960	17,359,017	24,923,070
Expenses:			
Management fees (Note 3a)	2,392,281	2,531,014	3,620,780
Administrative fees (Note 3b)	1,045,018	—	—
Distribution fees: (Note 3c)			
Class A	1,167,811	787,373	1,703,014
Class B	—	—	2,304
Class C	1,086,202	1,070,811	732,326
Class R	6,400	—	11,997
Transfer agent fees: (Note 3e)			
Class A	415,983	394,037	1,173,845
Class B	—	—	416
Class C	115,947	134,421	126,080
Class R	1,348	—	4,127
Advisor Class	25,405	133,170	8,790
Custodian fees (Note 4)	7,469	7,621	16,574
Reports to shareholders	35,985	77,371	146,652
Registration and filing fees	44,267	45,891	49,548
Professional fees	23,727	22,895	25,415
Trustees' fees and expenses	3,706	8,232	10,376
Other	13,882	20,864	17,399
Total expenses	6,385,431	5,233,700	7,649,643
Expenses waived/paid by affiliates (Note 3f)	(249,431)	—	—
Net expenses	6,136,000	5,233,700	7,649,643
Net investment income	10,475,960	12,125,317	17,273,427
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments	11,152,464	2,486,218	67,480,358
Written options (Note 6)	1,813,557	—	—
Foreign currency transactions	8,470	—	(125,118)
Net realized gain (loss)	12,974,491	2,486,218	67,355,240
Net change in unrealized appreciation (depreciation) on:			
Investments	57,476,383	92,982,853	111,275,542
Translation of other assets and liabilities denominated in foreign currencies	(2,974)	—	4,908
Net change in unrealized appreciation (depreciation)	57,473,409	92,982,853	111,280,450
Net realized and unrealized gain (loss)	70,447,900	95,469,071	178,635,690
Net increase (decrease) in net assets resulting from operations	$80,923,860	$107,594,388	$195,909,117

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Statements (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 91

92 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 93

94 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds, except the Franklin Convertible Securities Fund, began offering a new class of shares, R6. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) secu rities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Semiannual Report | 95

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize

96 | Semiannual Report

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements.

Semiannual Report | 97

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Joint Repurchase Agreement (continued)

The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at period end had been entered into on April 30, 2013.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Balanced Fund and the Franklin Real Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Balanced Fund’s and the Franklin Real Return Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the funds and certain derivative counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the funds fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the funds for those OTC derivatives with that particular counterparty that are in a net liability position. At April 30, 2013, the Franklin Balanced Fund had no OTC derivatives in a net liability position for such contracts. At April 30, 2013, the Franklin Real Return Fund had OTC derivatives in a net liability position of $221,570 and the aggregate value of collateral pledged for such contracts was $220,000.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Derivative Financial Instruments (continued)

The Franklin Balanced Fund and the Franklin Real Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Balanced Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Franklin Balanced Fund and the Franklin Equity Income Fund invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the funds.

g. Senior Floating Rate Interests

The Franklin Balanced Fund and the Franklin Real Return Fund invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. For all Funds except the Franklin Limited Maturity U.S. Government Securities Fund, distributions to shareholders are recorded on the ex-dividend date. For the Franklin Limited Maturity U.S. Government Securities Fund, dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

For all Funds except the Franklin Limited Maturity U.S. Government Securities Fund, realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses. For the Franklin Limited Maturity U.S. Government Securities Fund, net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statements of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements (unaudited) (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Balanced Fund		Franklin Convertible Securities Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Six Months ended April 30, 2013				
Shares sold	4,634,118	$ 49,488,698	4,124,993	$ 64,578,932
Shares issued in reinvestment of distributions	132,345	1,415,068	175,243	2,692,443
Shares redeemed	(634,286)	(6,870,111)	(2,612,830)	(40,557,406)
Net increase (decrease)	4,132,177	$ 44,033,655	1,687,406	$ 26,713,969
Year ended October 31, 2012				
Shares sold	1,300,377	$ 13,314,299	7,708,231	$ 111,714,165
Shares issued in reinvestment of distributions	28,911	298,359	351,211	5,056,285
Shares redeemed	(792,941)	(8,054,947)	(7,515,751)	(109,942,640)
Net increase (decrease)	536,347	$ 5,557,711	543,691	$ 6,827,810

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended April 30, 2013				
Shares sold	7,322,965	$ 137,944,817	6,414,498	$ 65,677,124
Shares issued in reinvestment of distributions	971,142	18,112,212	427,701	4,372,695
Shares redeemed	(8,109,434)	(153,189,872)	(9,731,132)	(99,543,861)
Net increase (decrease)	184,673	$ 2,867,157	(2,888,933)	$ (29,494,042)
Year ended October 31, 2012				
Shares sold	16,900,087	$ 293,765,859	16,318,913	$ 169,270,379
Shares issued in reinvestment of distributions	1,734,278	30,063,662	790,524	8,194,709
Shares redeemed	(12,776,729)	(222,444,566)	(16,124,780)	(167,275,816)
Net increase (decrease)	5,857,636	$ 101,384,955	984,657	$ 10,189,272
Class B Shares:				
Six Months ended April 30, 2013[a]				
Shares sold	2,366	$ 43,801		
Shares issued in reinvestment of distributions	248	4,470		
Shares redeemed	(69,207)	(1,280,494)		
Net increase (decrease)	(66,593)	$ (1,232,223)		
Year ended October 31, 2012				
Shares sold	8,470	$ 143,553		
Shares issued in reinvestment of distributions	3,136	53,183		
Shares redeemed	(275,274)	(4,736,293)		
Net increase (decrease)	(263,668)	$ (4,539,557)

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Notes to Financial Statements (unaudited) (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Equity Income Fund		Franklin Limited Maturity U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended April 30, 2013				
Shares sold	1,698,712	$ 32,001,642		
Shares issued in reinvestment of distributions	74,368	1,378,365		
Shares redeemed	(971,593)	(18,195,226)		
Net increase (decrease)	801,487	$ 15,184,781		
Year ended October 31, 2012				
Shares sold	1,869,437	$ 32,250,148		
Shares issued in reinvestment of distributions	129,709	2,232,697		
Shares redeemed	(1,670,705)	(28,909,109)		
Net increase (decrease)	328,441	$ 5,573,736		
Class R Shares:				
Six Months ended April 30, 2013				
Shares sold	63,213	$ 1,205,246		
Shares issued in reinvestment of distributions	3,038	56,590		
Shares redeemed	(75,959)	(1,412,489)		
Net increase (decrease)	(9,708)	$ (150,653)		
Year ended October 31, 2012				
Shares sold	128,387	$ 2,260,543		
Shares issued in reinvestment of distributions	5,888	102,206		
Shares redeemed	(90,921)	(1,610,087)		
Net increase (decrease)	43,354	$ 752,662		
Advisor Class Shares:				
Six Months ended April 30, 2013				
Shares sold	103,391	$ 1,971,662	9,739,386	$ 99,400,659
Shares issued in reinvestment of distributions	7,180	133,894	110,683	1,129,508
Shares redeemed	(141,836)	(2,627,012)	(4,232,607)	(43,302,436)
Net increase (decrease)	(31,265)	$ (521,456)	5,617,462	$ 57,227,731
Year ended October 31, 2012				
Shares sold	302,576	$ 5,212,058	6,568,880	$ 68,092,476
Shares issued in reinvestment of distributions	13,240	230,074	149,610	1,549,620
Shares redeemed	(181,723)	(3,160,734)	(4,865,594)	(50,443,070)
Net increase (decrease)	134,093	$ 2,281,398	1,852,896	$ 19,199,026

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Notes to Financial Statements (unaudited) (continued)

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin Balanced Fund and the Franklin Real Return Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Franklin Convertible Securities Fund, the Franklin Equity Income Fund, and the Franklin Limited Maturity U.S. Government Securities Fund is paid by Advisers based on each fund’s average daily net assets, and is not an additional expense of the funds.

On February 26, 2013, the Board approved the proposal to combine the investment management and administration agreements for the Franklin Balanced Fund and the Franklin Real Return Fund. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

These fees are allocated daily to such classes based upon the relative proportion of net assets of each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Real Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C and Advisor Class of the fund do not exceed 0.65%, and Class R6 does not exceed 0.52% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

FT Services had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Balanced Fund so that the expenses excluding distribution fees for Class A, Class C, Class R and Advisor Class of the fund did not exceed 0.71% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) through February 28, 2013. Effective March 1, 2013, the contractual fee waiver was eliminated.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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Notes to Financial Statements (unaudited) (continued)

5. Income Taxes *(continued)*

At October 31, 2012, the capital loss carryforwards were as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Capital loss carryforwards subject to expiration:				
2013	$ —	$ —	$ 1,070,298	$ —
2014	—	—	4,303,979	—
2015	—	—	723,269	—
2016	—	—	—	1,161,482
2017	1,189,753	101,469,719	—	1,207,907
2018	—	—	636,658	1,206,585
2019	8,285,418	—	—	—
Capital loss carryforwards not subject to expiration:				
Short term	—	—	1,151,805	—
Long term	—	—	3,877,300	2,643,377
Total capital loss carryforwards	$9,475,171	$101,469,719	$11,763,309	$6,219,351

At April 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund
Cost of investments	$1,174,446,534	$1,050,949,724	$1,366,610,508
Unrealized appreciation	$ 118,456,942	$ 203,919,656	$ 339,195,206
Unrealized depreciation	(21,224,278)	(128,485,685)	(50,519,029)
Net unrealized appreciation (depreciation)	$ 97,232,664	$ 75,433,971	$ 288,676,177

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Cost of investments	$566,959,670	$503,727,403
Unrealized appreciation	$ 6,813,476	$ 23,593,064
Unrealized depreciation	(6,464,464)	(13,949,995)
Net unrealized appreciation (depreciation)	$ 349,012	$ 9,643,069

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions, and paydown losses.

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Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2013, were as follows:

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

All Funds except the Franklin Real Return Fund invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2013, the Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Real Return Fund had 7.94%, 72.90%, and 10.23%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2013, the aggregate value of these securities was $17,250,000, representing 1.52% of the fund’s net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Franklin Convertible Securities Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2013, the Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

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Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended April 30, 2013, the effect of derivative contracts on the Franklin Balanced Fund’s and the Franklin Real Return Fund’s Statements of Operations was as follows:

For the period ended April 30, 2013, the average month end market value of derivatives represented 0.12% and 0.14%, respectively, of average month end net assets. The average month end number of open derivative contracts for the period was 10 and 8, respectively.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. SPECIAL SERVICING AGREEMENT

On February 28, 2013, the Franklin Limited Maturity U.S. Government Securities Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds and the fund are either managed by Advisers or administered by FT Services. For the period ended

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Notes to Financial Statements (unaudited) (continued)

11. SPECIAL SERVICING AGREEMENT (continued)

April 30, 2013, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statement of Operations. At April 30, 2013, 13.20% of the fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

12. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended April 30, 2013, the Funds did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Notes to Financial Statements (unaudited) (continued)

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Notes to Financial Statements (unaudited) (continued)

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Energy	$ 126,812,859	$ 16,378,080	$ —	$ 143,190,939
Other Equity Investments[b]	1,391,521,596	—	—	1,391,521,596
Equity-Linked Securities	—	106,696,138	—	106,696,138
Short Term Investments	13,878,012	—	—	13,878,012
Total Investments in Securities	$1,532,212,467	$123,074,218	$ —	$1,655,286,685
Franklin Limited Maturity U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
U.S. Government and Agency Securities	$ —	$235,869,358	$ —	$ 235,869,358
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	50,415,295	—	50,415,295
Mortgage-Backed Securities	—	276,078,850	—	276,078,850
Short Term Investments	4,945,179	—	—	4,945,179
Total Investments in Securities	$ 4,945,179	$562,363,503	$ —	$ 567,308,682
Franklin Real Return Fund				
Assets:				
Investments in Securities:				
Equity Investments[a,b]	$ 71,590,736	$ —	$ —	$ 71,590,736
Corporate Bonds	—	16,222,334	—	16,222,334
Senior Floating Rate Interests	—	24,547,507	—	24,547,507
Foreign Government and Agency Securities	—	82,573,243	—	82,573,243
U.S. Government and Agency Securities	—	267,104,148	—	267,104,148
Short Term Investments	—	51,332,504	—	51,332,504
Total Investments in Securities	$ 71,590,736	$441,779,736	$ —	$ 513,370,472
Forward Exchange Contracts	$ —	$ 174,930	$ —	$ 174,930
Liabilities:				
Forward Exchange Contracts	—	396,500	—	396,500

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statements of Investments.
[c]Includes security determined to have no value at April 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

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Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Investors Securities Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivative and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2012 and during the previous 10 years ended December 31, 2012, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Balanced Fund – The Fund’s investment performance was shown in comparison with a performance universe consisting of all retail and institutional mixed-asset target allocation growth funds as selected by Lipper during 2012 and previous years during which the Fund has been in existence. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such universe during 2012, as well as the previous three- and five-year periods on an annualized basis. The Lipper report showed the Fund’s total return performance during 2012 to be in the middle performing quintile of its performance universe, but to be in the highest performing quintile of such universe during the previous three- and five-year periods on an annualized basis. The Board was satisfied with such comparative performance.

Franklin Convertible Securities Fund – The Fund’s investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2012 to be in the highest or best performing quintile of its performance universe and on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return during 2012 to be in the second-highest performing quintile of its performance universe and on an annualized basis to be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Franklin Equity Income Fund – The Fund’s investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2012 to be in the second-highest performing quintile of the performance universe, and on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest or best performing quintile of such performance universe. The Lipper report showed the Fund’s total return during 2012 to be in the second-lowest performing quintile of such universe and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the lowest performing quintile of such universe for the previous 10-year period. In discussing such performance, management explained that it reflected the Fund’s longstanding strategy of investing in securities with yields higher than the overall market and Lipper peers. The Board believed the Fund’s overall performance as shown in the Lipper report to be acceptable, noting its consistently high comparative income returns and the fact that its total return in 2012 and in each of the previous annualized three- and five-year periods was within 75 basis points of the median of its performance universe.

Franklin Limited Maturity U.S. Government Securities Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional short U.S. Government funds as selected by Lipper. The Lipper report showed the Fund’s income return during 2012 to be in the highest or best performing quintile of its performance universe and on an annualized basis to be in either the highest or second-highest performing quintile of such universe

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

during each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the middle performing quintile of its performance universe during 2012 and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Real Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional inflation-protected bond funds as selected by Lipper. The Fund has been in operation for less than 10 years, and the Lipper report showed the Fund’s income return during 2012 to be in the highest or best performing quintile of such performance universe, and on an annualized basis to also be in the highest performing quin-tile of such universe during the previous three-year period and the middle performing quintile of such universe during the previous five-year period. The Lipper report showed the Fund’s 2012 total return to be in the lowest performing quintile of its performance universe, and on an annualized basis to also be in the lowest quintile of such universe during each of the previous three- and five-year periods. In discussing such performance, management expressed the view that the performance universe contained many funds investing only in treasury inflation protected securities (TIPS) and holding longer term TIPS that performed better in 2012 than risk asset classes held in the Fund’s portfolio, and also pointed out that consistent with its objective, the Fund had obtained total returns in excess of the rate of inflation as shown in the CPI unadjusted index in 2012 and the previous annualized three- and five-year periods. While intending to monitor the Fund’s performance on an ongoing basis, the Board did not believe that the Fund’s comparative total returns as shown in the Lipper report warranted any immediate change in portfolio managers.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Balanced Fund and Franklin

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Franklin Investors Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Limited Maturity U.S. Government Securities Fund were in each case below the medians of their respective Lipper expense groups. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratios of these Funds as shown in the Lipper reports. The contractual investment management fee and actual total expense ratio for Franklin Real Return Fund was above the median of its Lipper expense group, and its actual total expense ratio was within six basis points above the median of its expense group. The Board found the contractual management fees and total expense ratio of the Fund to be acceptable, noting that its expenses were subsidized by management fee caps on common expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

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Franklin Investors Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, which includes administrative expenses, for Franklin Limited Maturity U.S. Government Securities Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million. At 2012 year-end, the Fund’s assets were approximately $537 million. The Board noted the Fund’s favorable contractual management fee rate and total expense ratio in respect to its Lipper expense group, as well as the fact that assets in excess of a fund’s last breakpoint still resulted in an overall lower investment management fee rate and believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. Based on their year-end asset levels, all of the other Funds benefited from breakpoints contained in their management fee structure with additional breakpoints continuing beyond such asset levels. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each of such Funds provides a sharing of benefits with the Funds and their shareholders.

The investment management agreements for Franklin Convertible Securities Fund and Franklin Equity Income Fund cover both investment advisory services and administrative services. In the case of each of the other Funds, such services are provided under separate agreements with a fixed fee of 20 basis points being charged under an administration agreement for each such Fund. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for these Funds combining such services. In approving the new form of investment management agreements, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

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Franklin Investors Securities Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

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Semiannual Report and Shareholder Letter

FRANKLIN INVESTORS SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FIST1 S 06/13

APRIL 30, 2013

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

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FIXED INCOME

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Semiannual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew during the six months ended April 30, 2013. Large declines in federal and local government spending, rising energy prices, business disruptions caused by Hurricane Sandy and the continuing effects of the Midwest drought on farm production partially offset the benefit of solid consumer spending. However, generally positive construction, housing, manufacturing and labor market trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

In December 2012, the Federal Reserve Board (Fed) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. In 2013, the Fed agreed to continue purchases of mortgage-backed securities and long-term Treasuries at a monthly pace of $85 billion. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff,” which meant that unless Congress acted, automatic income tax increases and federal budget cuts would take effect in 2013. They feared these events could cause another U.S. recession. Lawmakers reached a late compromise on January 1, 2013, that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year.

The 10-year U.S. Treasury yield declined to 1.70% at period-end from 1.72% on October 31, 2012, after mixed economic data renewed investor fears of sluggish U.S. growth. During the six months under review, investors sought higher bond returns and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, delivered solid results and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.

The foregoing information reflects our analysis and opinions as of April 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Semiannual Report | 3

Franklin Adjustable

U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin Adjustable U.S. Government

Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae and government-sponsored entities, such as Fannie Mae and Freddie Mac.2

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interest rate cycles and tend to have a lower sensitivity to shifts in interest rates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

During the period, U.S. economic data releases initially showed a nascent but firming trend. Later economic releases, however, reflected a more moderate, yet still positive, pace of growth. In this environment, U.S. consumers remained fairly strong, although declines in consumer spending suggested that income tax increases took a heavier toll on consumer sentiment than initially indicated. Overall, the labor market remained solid, even though some employment measures missed expectations. The unemployment rate declined from 7.9% to 7.5%, but this slight decline was largely a result of a lower participation rate.4 The U.S. housing market continued to show a gradual but persistent improvement trend. Overall, economic data during the period did not suggest any increased risk that the U.S. Federal Reserve Board (Fed) would exit its quantitative easing policy early.

A Federal Open Market Committee meeting held near period-end did not result in changes to the Fed’s current accommodative monetary policy. The Fed used a cautious tone and acknowledged strains in global financial markets but

4. Source: Bureau of Labor Statistics.

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What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

expected growth to remain moderate and gradually improve over the coming quarters. This expectation was based on improving labor market conditions and housing market gains, although the Fed noted the housing sector remained depressed. We believe short-term rates could remain low until the U.S. economy shows significant upward momentum and threats of systematic risk abate. The Fed continued to provide support to the mortgage sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. With its purchases and reinvestments totaling about $85 billion a month, the Fed remained the largest source of demand for the market. However, potential risks to the sector exist if the Fed eventually tapers or ends its asset purchase program, which could negatively affect mortgage sector spreads.

The Fund employed a conservative strategy that invested primarily in ARMs that are either explicitly or implicitly backed by the U.S. government.1 These include securities issued or guaranteed by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae.2 The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs seeking to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. These securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below three percent. We balanced our portfolio by selling and buying some securities in odd lots, because they generally had what we considered better price profiles than those in round lots.5

We expected prepayments to remain around their recent levels with the potential for gradual increases as homeowners sought to take advantage of mortgage rates near historical lows. However, the factors that kept prepayment rates from reaching elevated levels seen in past prepayment cycles remained in place. Our focus on seasoned, short duration, high-quality ARMs that tend to be less sensitive to interest rate changes benefited performance, as did the Fund’s post-reset London Interbank Offered Rate (LIBOR) indexed securities.

5. An odd lot is an order amount for a security that is less than the normal unit of trading for that particular asset. Odd lots are considered to be anything less than the standard 100 shares. A round lot is a group of 100 shares, or any group of shares that can be evenly divided by 100, such as 500, 2,600 or 14,300. A round lot has historically been the smallest order that can be placed through an exchange.

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Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Semiannual Report | 7

Performance Summary as of 4/30/13

Franklin Adjustable U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/13.

5. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.07% and +4.44%.

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Your Fund’s Expenses

Franklin Adjustable U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Semiannual Report

Franklin Floating Rate Daily Access Fund

Your Fund’s Goals and Main Investments: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2013.

Performance Overview

Franklin Floating Rate Daily Access Fund – Class A delivered a +2.99% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +4.31% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Corporate Loan Market Overview

A sharp increase in inflows into loan mutual funds, as well as robust formation of collateralized loan obligations (CLOs), contributed to greater demand for loans in the primary and secondary markets during the six-month period. The favorable technical environment generally pushed loan prices higher and credit spreads tighter, leading to stronger principal returns in the broader market, especially among many lower rated loans trading at significant discounts to par. While activity in the primary market increased, the new volume was unable to absorb the additional demand because a majority of deals were related to refi-nancing. The technical imbalance resulted in a rally that pushed more loans to trade at a premium and led to an increase in repricing transactions, refinancing deals that tightened nominal spreads and lowered London Interbank Offered Rate (LIBOR) floors.

Inflows into loan mutual funds accelerated in the middle of the period, reaching the heaviest retail inflows since early 2011. Similar to the prior period of large

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 50.

Semiannual Report | 13

inflows, when many investors expected loans to provide a potential hedge against rising interest rates and possibly inflation, the inflows into loan mutual funds during the period reflected a broader trend toward credit sectors with shorter duration. Furthermore, flows into high yield bond mutual funds were uneven, as some managers shifted investments toward loans as a result of lower bond yields.

CLO issuance also continued to contribute to strong technical conditions as 2012 total volume rose to the highest level since 2007, amid continued demand from banks for CLO tranches rated AAA, as well as demand from non-traditional clients, such as pension and endowment funds, for lower rated tranches and equity. Such demand had typically been dominated by hedge fund investors. The CLO primary market also included the first European CLO since 2008, amid a gradual recovery of investor sentiment in the region. Given expectations of a low default rate environment and high prepayment rates in 2013, many market strategists adjusted expectations for 2013 CLO issuance at levels that would offset the volume of legacy vehicles reaching the end of their reinvestment periods.

In light of inflows and CLO formation helping to push a majority of loans over par, arrangers launched a wave of repricing transactions for a large portion of the loan market. These refinancing transactions included deals that were launched within the prior year, as issuers opted to pay call premiums to investors to refinance their term loans. The heavy volume of repricing caused many loans that were trading at a significant premium to decline slightly as investors avoided paying for loans that were expected to reprice. Offsetting this decline, however, was an increased demand for relatively high-coupon loans with protection against repricing activity, as well as loans trading at a discount to par.

The volume of transactions related to mergers and acquisitions (M&A), including leveraged buyout deals, grew modestly during the six-month period. However, the new M&A deals were unable to compensate for scarcity in supply, which resulted in significant competition for new loans and more deals that reduced spreads in the syndication process. New-issue spreads between loans rated BB and B continued to narrow, as more investors required less incremental spread to compensate for a lower rated credit. Moreover, arrangers altered the structure of loan deals, as covenant-lite loans (loans without financial covenants) represented a larger portion of new institutional volume. Leverage levels increased but remained below 2007 levels and still coincided with wider nominal spreads over LIBOR.

Corporate fundamentals were supportive during the six-month period as earnings growth remained healthy. However, the default rate increased modestly

14 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

during the period, resulting largely from the expected bankruptcy filings of three large directories publishers, which constituted a large portion of defaulted volume. Despite the slight increase in default rates by principal amount and by number of loans, the rates remained below historical averages. In contrast to the larger loan market, where favorable technical conditions provided additional liquidity, the loans that defaulted during the period tended to be confined to smaller issuers without other sources of liquidity or over-leveraged issuers in industries experiencing secular declines.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

During the six months under review, top contributors to Fund performance included loans that benefited from positive event risk, in particular amendments to credit agreements that helped the companies address their upcoming

Semiannual Report | 15

16 | Semiannual Report

maturities. In the diversified media industry,2 Dex One,3 a large U.S. print and online directories publisher, was one of the top contributors to Fund performance. The company benefited from an amendment that allowed a merger with another directories publisher, which led to expectations that Dex One would be able to extend its loan maturities further and allow its investors to continue to earn attractive income. Furthermore, our position in the term loans of Clear Channel Communications, one of the largest U.S. radio and outdoor media companies, boosted performance as the company helped to ease investor concerns about the refinancing of its near-term debt maturities. Prior to the six-month period, the company completed an amendment that exchanged new secured notes for existing term loans, providing cash and flexibility to repay its debt maturities in 2014 and possibly extend the maturity of other term loans.

The Fund maintained modest exposure to second-lien loans at period-end. These investments included the second-lien term loan of Cumulus Media Holdings, the second-largest U.S. radio broadcaster by number of stations. The company’s second-lien term loan appreciated during the period as the relatively higher yield became increasingly attractive in a spread tightening environment, and its portfolio of radio stations provided an attractive asset base for collateral. Relative to the benchmark CS LLI, our overweighting in second-lien term loans, such as Cumulus Media Holdings, contributed to relative performance.

Our allocation to loans with higher credit ratings, in particular our overweighting in loans rated BB- and above and underweighting in loans rated CCC+ and lower, as well as our exclusion of a few larger, higher beta issuers, however, detracted from relative performance.4 For the six months ended April 30, 2013, BB loans returned +3.00%, B loans returned +4.65%, CCC/Split CCC loans returned +9.78%, and Distressed (CC, C and Defaulted) loans returned +12.16%, as measured by the CS LLI.5 As strong technical factors helped drive demand for the overall loan market, many lower rated loans trading at large discounts to par generated higher principal returns and outperformed the broader market. Within lower rated loans, a few of the higher beta issuers we did not own helped drive index performance, including an electric utility company, one of the market’s largest issuers, that rebounded after trading lower earlier in 2012.

Amid a modest increase in M&A-related deals during the six-month period, the Fund’s largest new investments included two of the biggest acquisition deals in

2. The diversified media industry consists of broadcasting, cable and satellite, commercial printing, movies and entertainment, and publishing in the SOI.

3. Dex One consists of Dex Media West and R.H. Donnelley in the SOI.

4. Standard & Poor’s (S&P) is used as the Fund’s primary credit rating source.

5. Source: Credit Suisse. The index reflects combined S&P and Moody’s Investors Service credit ratings.

the period that brought new supply to the market. With its investments in H.J. Heinz and Virgin Media Investment Holdings, the Fund continued to invest in loans of issuers we considered to have adequate liquidity and stable cash flow generation. We invested in the Heinz term loan, which financed Berkshire Hathaway and 3G Capital’s leveraged buyout of the company. Heinz is a processed food products manufacturer and ketchup market leader with strong brand names and market positions, a diversified portfolio and strong track record of organic growth, characteristics we found attractive. The Fund also invested in the term loan of Virgin Media, a provider of broadband Internet, television and mobile telephony services, as the company modestly increased leverage to finance its acquisition by Liberty Global. We found the term loan attractive, because the financing deal resulted in a relatively conservative capital structure and because of the company’s stable subscriber base and growth opportunities in bundled services.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Semiannual Report | 17

Performance Summary as of 4/30/13

Franklin Floating Rate Daily Access Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

18 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Semiannual Report | 19

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/13.

5. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

20 | Semiannual Report

Your Fund’s Expenses

Franklin Floating Rate Daily Access Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 21

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

22 | Semiannual Report

Franklin Low Duration Total Return Fund

Your Fund’s Goal and Main Investments: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Low Duration Total Return Fund’s semiannual report for the period ended April 30, 2013.

Performance Overview

Franklin Low Duration Total Return Fund – Class A delivered a +1.14% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, which tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government, posted a +0.48% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 27.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 68.

Semiannual Report | 23

Manager’s Discussion

During the period, U.S. economic data releases initially showed a nascent but firming trend. Later economic releases, however, reflected a more moderate, yet still positive, pace of growth. In this environment, U.S. consumers remained fairly strong, although declines in consumer spending suggested that income tax increases took a heavier toll on consumer sentiment than initially indicated. Overall, the labor market remained solid, even though some employment measures missed expectations. The unemployment rate declined from 7.9% to 7.5%, but this slight decline was largely a result of a lower participation rate.2 The U.S. housing market continued to show a gradual but persistent improvement trend. Overall, economic data during the period did not suggest any increased risk that the U.S. Federal Reserve Board (Fed) would exit its quantitative easing policy early.

A Federal Open Market Committee meeting held near period-end did not result in changes to the Fed’s current accommodative monetary policy. The Fed used a cautious tone and acknowledged strains in global financial markets but expected growth to remain moderate and gradually improve over the coming quarters. This expectation was based on improving labor market conditions and housing market gains, although the Fed noted the housing sector remained depressed. We believe short-term rates could remain low until the U.S. economy shows

2. Source: Bureau of Labor Statistics.

24 | Semiannual Report

significant upward momentum and threats of systematic risk abate. The Fed continued to provide support to the mortgage sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. With its purchases and reinvestments totaling about $85 billion a month, the Fed remained the largest source of demand for the market. However, potential risks to the sector exist if the Fed eventually tapers or ends its asset purchase program, which could negatively affect mortgage sector spreads.

Higher quality spread sectors generally posted positive yet weak total returns, but many also had negative excess returns that underperformed similar-duration U.S. Treasuries. Investors’ continued search for yield helped high yield bonds post among the best absolute performance during the period, as measured by the Barclays U.S. Corporate High Yield Index, which tracks below-investment-grade bonds. Several other major fixed income sectors delivered positive returns as well, including U.S. Treasury Inflation Protected Securities (TIPS), U.S. dollar-denominated emerging market bonds, commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, asset-backed securities and agency residential mortgage-backed securities (MBS).

Although financial markets were volatile during the period, overall conditions helped risk assets deliver strong results. The portfolio’s corporate credit exposure, particularly to floating rate loans, was a strong contributor to performance. Many of our non-U.S. dollar-denominated bonds benefited from yield accrual and yield curve movements in non-U.S. markets, and the Fund’s foreign currency exposure aided results. Our CMBS positions performed well, largely because of security selection. The Fund’s non-agency residential MBS positions also aided performance. Yield curve positioning detracted from returns as interest rate movements had a negative impact on performance.

During the period, we increased exposure to investment-grade corporate bonds, high yield corporate bonds and CMBS after we found what we considered attractive opportunities in those sectors. We reduced our TIPS and agency MBS positions. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S. and, accordingly, we maintained strong exposure to international bonds and currencies.

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly

Semiannual Report | 25

purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

26 | Semiannual Report

Performance Summary as of 4/30/13

Franklin Low Duration Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 27

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

28 | Semiannual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s investment in derivatives, such as financial futures and option contracts, and the Fund’s use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been 0.50%, 0.12% and 0.76% for Classes A, C and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 4/30/13.

6. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Aggregate total return represents the change in value of an investment over the period indicated. Since Class C shares have not existed for one year, average annual total returns are not available.

9. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.82% and +4.06%.

Semiannual Report | 29

Your Fund’s Expenses

Franklin Low Duration Total Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

30 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 31

Franklin Total Return Fund

Your Fund’s Goals and Main Investments: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

We are pleased to bring you Franklin Total Return Fund’s semiannual report for the period ended April 30, 2013.

Performance Overview

Franklin Total Return Fund – Class A delivered a +2.25% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, posted a +0.90% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 36.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 98.

32 | Semiannual Report

Manager’s Discussion

During the period, U.S. economic data releases initially showed a nascent but firming trend. Later economic releases, however, reflected a more moderate, yet still positive, pace of growth. In this environment, U.S. consumers remained fairly strong, although declines in consumer spending suggested that income tax increases took a heavier toll on consumer sentiment than initially indicated. Overall, the labor market remained solid, even though some employment measures missed expectations. The unemployment rate declined from 7.9% to 7.5%, but this slight decline was largely a result of a lower participation rate.2 The U.S. housing market continued to show a gradual but persistent improvement trend. Overall, economic data during the period did not suggest any increased risk that the U.S. Federal Reserve Board (Fed) would exit its quantitative easing policy early.

A Federal Open Market Committee meeting held near period-end did not result in changes to the Fed’s current accommodative monetary policy. The Fed used a cautious tone and acknowledged strains in global financial markets but expected growth to remain moderate and gradually improve over the coming quarters. This expectation was based on improving labor market conditions and housing market gains, although the Fed noted the housing sector remained depressed. We believe short-term rates could remain low until the U.S. economy shows significant upward momentum and threats of systematic risk abate. The Fed continued to provide support to the mortgage sector, as prepayment risk remained heightened with the market priced at a premium and mortgage rates near historical lows. With its purchases and reinvestments totaling about $85 billion a month, the Fed remained the largest source of demand for the market. However, potential risks to the sector exist if the Fed eventually tapers or ends its asset purchase program, which could negatively affect mortgage sector spreads.

Higher quality spread sectors generally posted positive yet weak total returns, but many also had negative excess returns that underperformed similar-duration U.S. Treasuries. Investors’ continued search for yield helped high yield bonds post among the best absolute performance during the period, as measured by the Barclays U.S. Corporate High Yield Index, which tracks below-investment-grade bonds. Several other major fixed income sectors delivered positive returns as well, including U.S. Treasury Inflation Protected Securities (TIPS), U.S. dollar-denominated emerging market bonds, commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, asset-backed securities and agency residential mortgage-backed securities (MBS).

2. Source: Bureau of Labor Statistics.

Semiannual Report | 33

Although financial markets were volatile during the period, overall conditions helped risk assets deliver strong results. The portfolio’s corporate credit exposure, particularly to floating rate loans, was a strong contributor to performance. The investment-grade corporate credit sector contributed slightly. Many of our non-U.S. dollar-denominated bonds benefited from yield accrual and yield curve movements in non-U.S. markets, and the Fund’s foreign currency exposure aided results. Our security selection in agency MBS delivered positive results. Our CMBS positions performed well, largely because of security selection. The Fund’s non-agency residential MBS positions also aided performance. Yield curve positioning detracted from returns as interest rate movements had a negative impact on performance.

During the period, we increased exposure to investment-grade corporate bonds, high yield corporate bonds and CMBS after we found what we considered attractive opportunities in those sectors. We reduced our U.S. TIPS and agency MBS positions. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S. and, accordingly, we maintained strong exposure to international bonds and currencies.

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly

34 | Semiannual Report

purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Total Return Fund.

We look forward to serving your future investment needs.

Semiannual Report | 35

Performance Summary as of 4/30/13

Franklin Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

36 | Semiannual Report

Performance Summary (continued)

Performance[1]

Class A	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[2]	+2.25%	+6.33%	+37.95%	+71.53%
Average Annual Total Return[3]	-2.12%	+1.77%	+5.72%	+5.09%
Avg. Ann. Total Return (3/31/13)[4]		+1.72%	+5.64%	+5.12%
Distribution Rate[5]	3.25%			
30-Day Standardized Yield[6]	1.55%			
Total Annual Operating Expenses[7]				
Without Waiver	0.94%			
With Waiver	0.89%			

Class C	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[2]	+2.15%	+6.03%	+35.25%	+64.98%
Average Annual Total Return[3]	+1.16%	+5.03%	+6.23%	+5.13%
Avg. Ann. Total Return (3/31/13)[4]		+4.72%	+6.15%	+5.15%
Distribution Rate[5]	2.96%			
30-Day Standardized Yield[6]	1.22%			
Total Annual Operating Expenses[7]				
Without Waiver	1.34%			
With Waiver	1.29%			

Class R	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[2]	+2.22%	+6.18%	+36.34%	+67.44%
Average Annual Total Return[3]	+2.22%	+6.18%	+6.40%	+5.29%
Avg. Ann. Total Return (3/31/13)[4]		+5.87%	+6.30%	+5.31%
Distribution Rate[5]	3.12%			
30-Day Standardized Yield[6]	1.38%			
Total Annual Operating Expenses[7]				
Without Waiver	1.19%			
With Waiver	1.14%			

Advisor Class	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[2]	+2.47%	+6.67%	+39.68%	+76.05%
Average Annual Total Return[3]	+2.47%	+6.67%	+6.91%	+5.82%
Avg. Ann. Total Return (3/31/13)[4]		+6.46%	+6.83%	+5.84%
Distribution Rate[5]	3.66%			
30-Day Standardized Yield[6]	1.87%			
Total Annual Operating Expenses[7]				
Without Waiver	0.69%			
With Waiver	0.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.63% (other than certain nonroutine expenses) until 2/28/14.

Semiannual Report | 37

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investing in derivative securities such as financial futures and option contracts involves special risks. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Investing in derivative securities, such as financial futures and option contracts, and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower, and yields for the period would have been 1.54%, 1.21%, 1.35% and 1.85% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R and Advisor) per share on 4/30/13.

6. The 30-day standardized yield for the 30 days ended 4/30/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

38 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 39

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

40 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 41

42 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 43

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $28,209) 0.0%[†]		
[a]Travelers Mortgage Services Inc., 1998-5A, A, FRN, 2.53%, 12/25/18	$ 27,732	$ 27,780
Mortgage-Backed Securities 97.3%		
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 25.1%		
FHLMC, 2.04%, 4/01/36	12,040,010	12,768,370
FHLMC, 2.259%, 4/01/35	17,670,553	18,865,515
FHLMC, 0.802% - 2.322%, 7/01/14 - 4/01/42	22,590,629	23,810,741
FHLMC, 2.364%, 1/01/36	12,022,013	12,789,732
FHLMC, 2.325% - 2.386%, 1/01/18 - 10/01/41	21,610,085	22,912,923
FHLMC, 2.387% - 2.443%, 9/01/15 - 1/01/38	21,747,070	23,175,898
FHLMC, 2.456%, 9/01/35	20,979,235	22,384,323
FHLMC, 2.445% - 2.535%, 3/01/18 - 12/01/37	22,275,747	23,615,934
FHLMC, 2.562%, 11/01/36	13,612,928	14,593,223
FHLMC, 2.604%, 12/01/35	15,895,766	17,075,904
FHLMC, 2.536% - 2.64%, 11/01/18 - 4/01/38	22,010,609	23,510,084
FHLMC, 2.678%, 2/01/36	10,681,503	11,418,432
FHLMC, 2.644% - 2.685%, 1/01/18 - 2/01/39	19,249,211	20,500,577
FHLMC, 2.694%, 11/01/35	11,095,510	11,840,267
FHLMC, 2.72%, 9/01/36	11,658,848	12,511,583
FHLMC, 2.686% - 2.729%, 1/01/29 - 8/01/37	18,373,093	19,686,616
FHLMC, 2.744%, 3/01/37	10,646,244	11,311,524
FHLMC, 2.734% - 2.757%, 1/01/19 - 6/01/38	21,222,396	22,675,369
FHLMC, 2.759% - 2.773%, 10/01/18 - 4/01/37	19,011,584	20,395,046
FHLMC, 2.773% - 2.791%, 12/01/31 - 10/01/37	16,315,668	17,423,927
FHLMC, 2.792% - 2.813%, 4/01/31 - 11/01/37	20,689,044	22,231,931
FHLMC, 2.814% - 2.839%, 2/01/19 - 6/01/38	21,660,160	23,240,959
FHLMC, 2.84%, 9/01/38	13,924,847	14,924,144
FHLMC, 2.852%, 11/01/37	17,741,084	18,958,836
FHLMC, 2.871%, 9/01/37	21,597,107	23,199,925
FHLMC, 2.84% - 2.876%, 12/01/19 - 12/01/37	22,184,656	23,781,770
FHLMC, 2.908%, 6/01/37	21,970,469	23,733,169
FHLMC, 2.876% - 2.956%, 8/01/18 - 9/01/37	20,338,245	21,842,348
FHLMC, 2.957% - 3.125%, 8/01/18 - 9/01/37	21,640,540	23,075,154
FHLMC, 3.143%, 1/01/37	15,972,960	17,237,121
FHLMC, 3.135% - 7.551%, 5/01/15 - 3/01/40	20,695,119	21,998,877
		597,490,222
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 71.4%		
FNMA, 0.973% - 1.828%, 12/01/15 - 10/01/44	22,656,565	23,609,619
FNMA, 1.833% - 1.945%, 6/01/14 - 3/01/43	22,491,885	23,596,640
FNMA, 1.986%, 1/01/35	11,101,259	11,694,950
FNMA, 1.946% - 2.028%, 8/01/14 - 8/01/37	20,676,173	21,792,029
FNMA, 2.047%, 3/01/35	13,250,492	14,077,789
FNMA, 2.073%, 12/01/34	25,646,860	27,184,777
FNMA, 2.029% - 2.078%, 12/01/17 - 8/01/37	22,127,123	23,443,491
FNMA, 2.097%, 5/01/35	11,489,503	12,305,483
FNMA, 2.08% - 2.108%, 10/01/15 - 8/01/37	22,156,242	23,550,434
FNMA, 2.11% - 2.205%, 11/01/17 - 5/01/37	21,929,207	23,184,986
FNMA, 2.207% - 2.212%, 10/01/17 - 4/01/36	20,821,840	22,097,398

44 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[a]**Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.212% - 2.233%, 7/01/22 - 12/01/38	$20,411,598	$ 21,647,862
FNMA, 2.234%, 1/01/36	11,327,489	11,974,760
FNMA, 2.233% - 2.26%, 7/01/17 - 11/01/40	22,507,702	23,819,462
FNMA, 2.26% - 2.309%, 9/01/17 - 9/01/39	21,574,441	22,893,088
FNMA, 2.309% - 2.321%, 4/01/19 - 5/01/38	21,850,617	23,341,544
FNMA, 2.321% - 2.343%, 4/01/18 - 4/01/38	19,549,027	20,689,952
FNMA, 2.348%, 10/01/35	12,437,570	13,305,235
FNMA, 2.343% - 2.381%, 11/01/17 - 2/01/39	22,053,865	23,407,601
FNMA, 2.382% - 2.405%, 9/01/15 - 7/01/40	21,633,973	23,004,891
FNMA, 2.406% - 2.425%, 3/01/18 - 9/01/39	22,313,428	23,776,790
FNMA, 2.426% - 2.443%, 5/01/19 - 4/01/38	21,419,344	22,763,348
FNMA, 2.455%, 2/01/36	17,994,817	19,025,292
FNMA, 2.443% - 2.456%, 9/01/17 - 8/01/37	15,973,367	17,051,454
FNMA, 2.456% - 2.469%, 11/01/27 - 2/01/36	22,290,125	23,678,087
FNMA, 2.469% - 2.48%, 2/01/19 - 11/01/37	20,809,914	22,072,527
FNMA, 2.48% - 2.487%, 9/01/20 - 6/01/37	22,150,707	23,600,116
FNMA, 2.487% - 2.51%, 6/01/17 - 4/01/38	21,917,247	23,308,134
FNMA, 2.51% - 2.519%, 1/01/30 - 1/01/37	22,093,105	23,571,370
FNMA, 2.519% - 2.537%, 10/01/16 - 4/01/38	18,418,781	19,624,058
FNMA, 2.547%, 5/01/39	22,923,673	24,329,624
FNMA, 2.55%, 1/01/39	14,850,078	15,841,745
FNMA, 2.537% - 2.555%, 9/01/16 - 12/01/39	21,690,534	23,155,401
FNMA, 2.559%, 3/01/35	24,634,566	26,361,045
FNMA, 2.573%, 1/01/38	14,339,981	15,386,526
FNMA, 2.555% - 2.574%, 6/01/20 - 8/01/37	17,375,415	18,539,582
FNMA, 2.577%, 3/01/36	13,683,439	14,635,646
FNMA, 2.574% - 2.581%, 7/01/34 - 3/01/37	20,932,106	22,394,362
FNMA, 2.583% - 2.604%, 11/01/17 - 2/01/37	21,802,756	23,252,311
FNMA, 2.605%, 5/01/38	10,848,568	11,659,109
FNMA, 2.607%, 9/01/35	12,836,652	13,783,927
FNMA, 2.608%, 1/01/36	20,677,984	22,109,372
FNMA, 2.605% - 2.619%, 5/01/18 - 4/01/36	22,239,719	23,703,199
FNMA, 2.62% - 2.631%, 9/01/30 - 1/01/38	22,216,709	23,721,426
FNMA, 2.638%, 8/01/39	19,607,070	20,945,631
FNMA, 2.642%, 11/01/33	17,759,072	18,944,559
FNMA, 2.644%, 8/01/35	10,367,361	11,083,817
FNMA, 2.647%, 11/01/34	14,518,327	15,403,167
FNMA, 2.65%, 2/01/37	12,819,052	13,793,533
FNMA, 2.632% - 2.65%, 9/01/17 - 5/01/38	22,060,007	23,568,723
FNMA, 2.65% - 2.661%, 9/01/30 - 4/01/37	21,829,274	23,367,510
FNMA, 2.674%, 9/01/39	11,275,471	12,056,992
FNMA, 2.662% - 2.677%, 3/01/18 - 7/01/38	22,298,294	23,719,806
FNMA, 2.685%, 3/01/35	10,636,208	11,387,606
FNMA, 2.69%, 1/01/38	17,163,121	18,427,676
FNMA, 2.677% - 2.698%, 3/01/27 - 1/01/38	22,149,945	23,716,020
FNMA, 2.705%, 3/01/39	12,288,432	13,155,822
FNMA, 2.707%, 7/01/37	10,555,841	11,273,842
FNMA, 2.698% - 2.712%, 4/01/19 - 11/01/37	21,327,595	22,886,248

Semiannual Report | 45

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)		
[a] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.713%, 2/01/36	$18,991,101	$ 20,220,317
FNMA, 2.713% - 2.717%, 6/01/32 - 6/01/38	21,863,328	23,408,753
FNMA, 2.719%, 1/01/36	14,993,410	16,040,855
FNMA, 2.722%, 11/01/37	24,915,552	26,623,033
FNMA, 2.724%, 9/01/36	15,080,251	16,206,176
FNMA, 2.717% - 2.729%, 7/01/28 - 10/01/36	20,383,665	21,777,288
FNMA, 2.736%, 12/01/36	21,511,409	22,925,410
FNMA, 2.73% - 2.738%, 9/01/25 - 1/01/45	17,808,135	19,072,329
FNMA, 2.738% - 2.741%, 9/01/17 - 11/01/39	15,966,411	17,069,822
FNMA, 2.742% - 2.75%, 5/01/16 - 3/01/39	19,950,808	21,252,652
FNMA, 2.75% - 2.759%, 5/01/18 - 2/01/37	22,181,031	23,708,585
FNMA, 2.771%, 11/01/34	14,245,078	15,262,444
FNMA, 2.785%, 11/01/35	11,296,115	12,072,388
FNMA, 2.762% - 2.785%, 1/01/18 - 11/01/37	22,185,202	23,771,708
FNMA, 2.785% - 2.807%, 7/01/19 - 12/01/37	18,847,871	20,137,757
FNMA, 2.824%, 1/01/37	17,231,472	18,464,002
FNMA, 2.809% - 2.83%, 6/01/20 - 11/01/36	21,908,853	23,418,999
FNMA, 2.83% - 2.855%, 9/01/19 - 8/01/39	20,451,979	21,913,247
FNMA, 2.855% - 2.88%, 10/01/17 - 5/01/45	19,559,107	20,887,905
FNMA, 2.885%, 7/01/46	18,446,109	19,859,032
FNMA, 2.88% - 2.898%, 5/01/21 - 11/01/38	21,059,484	22,604,235
FNMA, 2.899% - 2.935%, 7/01/17 - 6/01/36	22,187,474	23,692,936
FNMA, 2.935% - 2.992%, 3/01/16 - 11/01/36	14,931,993	15,965,014
FNMA, 2.994% - 3.13%, 1/01/17 - 8/01/37	22,277,425	23,732,955
FNMA, 3.131% - 4.25%, 4/01/17 - 11/01/46	22,265,872	23,620,486
FNMA, 4.261% - 7.72%, 11/01/13 - 1/01/39	13,862,358	14,813,251
		1,700,218,973
[a] **Government National Mortgage Association (GNMA) Adjustable Rate 0.8%**		
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	19,222,644	20,134,972
Total Mortgage-Backed Securities (Cost $2,262,464,190)		2,317,844,167
Total Investments before Short Term Investments (Cost $2,262,492,399)		2,317,871,947
	Shares	
Short Term Investments (Cost $47,485,230) 2.0%		
Money Market Funds 2.0%		
[b,c] Institutional Fiduciary Trust Money Market Portfolio	47,485,230	47,485,230
Total Investments (Cost $2,309,977,629) 99.3%		2,365,357,177
Other Assets, less Liabilities 0.7%		16,904,811
Net Assets 100.0%		$2,382,261,988

See Abbreviations on page 162.

[†]Rounds to less than 0.1% of net assets.

[a]The coupon rate shown represents the rate at period end.

[b]Non-income producing.

[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 49

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

50 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Aluminum 0.3%			
Novelis Inc., Term Loan, 3.75%, 3/10/17	Canada	$ 9,775,044	$ 9,946,107
Apparel, Accessories & Luxury Goods 1.2%			
Calceus Acquisition Inc. (Cole Haan), Term Loan, 5.75%, 2/01/20	United States	2,180,000	2,215,425
PVH Corp., Tranche B Term Loan, 3.25%, 2/13/20	United States	9,060,000	9,151,733
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	27,188,460	26,495,997
			37,863,155
Application Software 0.7%			
CCC Holdings Inc., Term Loan, 5.25%, 12/20/19	United States	7,960,050	8,099,351
Skillsoft Corp., New Term Loan, 5.00%, 5/26/17	United States	14,707,816	15,001,972
			23,101,323
Auto Parts & Equipment 3.3%			
g Affinia Group Inc., Tranche B-2 Term Loan, 5.75%, 4/17/20	United States	5,550,000	5,626,313
ASP HHI Acquisition Co. Inc., Refinancing Term Loan, 5.00%, 10/05/18	United States	8,295,380	8,388,703
August Luxuk Holding Co.,			
Lux Second Lien, 10.50%, 4/27/19	Luxembourg	3,045,163	3,087,034
Lux Term Loan, 6.25%, 4/27/18	Luxembourg	4,611,571	4,657,687
August U.S. Holding Co. Inc.,			
U.S. Second Lien, 10.50%, 4/27/19	United States	2,344,506	2,376,743
U.S. Term Loan, 6.25%, 4/27/18	United States	3,547,429	3,582,903
g Federal-Mogul Corp.,			
Tranche B Term Loan, 2.138%, 12/27/14	United States	29,012,602	27,568,006
Tranche C Term Loan, 2.138%, 12/27/15	United States	8,412,258	7,993,395
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	3,400,000	3,476,500
TI Group Automotive Systems LLC, Term Loan, 5.50%, 3/28/19	United States	5,721,949	5,836,502
g Tower Automotive Holdings USA LLC, Initial Term Loan, 6.75%, 4/23/20	United States	10,920,000	11,112,410
Transtar Holding Co., First Lien Term Loan, 5.50%, 10/09/18	United States	2,746,200	2,794,259
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	11,700,455	11,824,772
Veyance Technologies Inc. (Goodyear), Term Loan, 5.25%, 9/08/17	United States	9,000,000	9,076,878
			107,402,105
Automobile Manufacturers 0.6%			
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	18,256,632	18,565,882
Biotechnology 0.3%			
Alkermes Inc., 2019 Term Loan, 3.50%, 9/25/19	Ireland	10,810,338	10,868,898
Broadcasting 7.9%			
g Clear Channel Communications Inc.,			
Tranche B Term Loan, 3.848%, 1/29/16	United States	30,524,371	28,044,266
Tranche C Term Loan, 3.848%, 1/29/16	United States	9,155,847	8,314,654
Cumulus Media Holdings Inc.,			
Second Lien Term Loan, 7.50%, 9/16/19	United States	21,450,000	22,352,680
Term Loan B, 4.50%, 9/16/18	United States	16,902,850	17,228,145
Entercom Radio LLC, Term B-1 Loan, 5.00% - 6.00%, 11/23/18	United States	8,305,831	8,461,566
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	20,858,323	21,245,078

Semiannual Report | 51

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Broadcasting (continued)			
Gray Television Inc., Initial Term Loan, 4.75%, 10/12/19	United States	$ 14,008,563	$ 14,218,692
Hubbard Radio LLC, Tranche 1 Term Loan, 4.50%, 4/29/17	United States	7,837,433	7,984,385
LIN Television Corp., Tranche B Term Loan, 4.00%, 12/21/18	United States	4,908,346	4,957,282
Mission Broadcasting Inc., Term B Loan, 4.50%, 12/03/19	United States	3,298,286	3,360,129
Nexstar Broadcasting Inc., Term B Loan, 4.50%, 12/03/19	United States	7,801,714	7,947,996
Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	30,220,000	30,478,139
Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	27,601,831	28,360,882
Raycom TV Broadcasting LLC, Tranche B Term Loan, 4.25%, 5/31/17	United States	18,115,315	18,296,468
Sinclair Television Group Inc., Tranche B Term Loans, 4.50%, 4/09/20	United States	5,839,939	5,887,388
Univision Communications Inc.,			
2013 Converted Existing Term Loan, 4.75%, 2/28/20	United States	2,082,901	2,106,513
2013 Converted Extended First-Lien Term Loan, 4.75%, 3/01/20	United States	8,000,000	8,090,688
2013 New First-Lien Term Loan, 4.75%, 3/01/20	United States	10,054,482	10,166,700
Extended First Lien Term Loan, 4.448%, 3/31/17	United States	12,981,545	13,097,120
			260,598,771
Building Products 0.2%			
Air Distribution Technologies (Tomkins Air Distr.), Second Lien Initial Loan, 9.25%, 5/09/20	United States	2,453,314	2,529,980
Nortek Inc., Term Loan, 5.25%, 4/26/17	United States	2,731,797	2,761,390
			5,291,370
Cable & Satellite 3.0%			
Atlantic Broadband (PENN) Holdings Inc., Term B Loan, 4.50%, 11/30/19	United States	1,512,400	1,538,867
Bresnan Broadband Holdings LLC, Term Loan B, 4.50%, 12/14/17	United States	11,009,372	11,083,685
g Cequel Communications LLC, Term Loan, 5.00%, 2/14/19	United States	3,989,924	4,017,666
Charter Communications Operating LLC,			
Term C Loan, 3.45%, 9/06/16	United States	1,553,763	1,559,801
g Term D Loan, 5.25%, 5/15/19	United States	1,396,474	1,402,001
g Term E Loan, 4.50%, 4/08/20	United States	2,420,000	2,418,047
Term Loan F, 4.50%, 1/01/21	United States	1,586,237	1,587,890
CSC Holdings LLC (Cablevision), Term B Loan, 2.699%, 4/17/20	United States	12,540,000	12,532,163
Midcontinent Communications, Term B Loan, 4.00% - 5.25%, 12/31/16	United States	6,195,080	6,249,287
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	5,909,764	6,002,843
UPC Financing Partnership,			
Term Loan AF, 4.00%, 1/29/21	Netherlands	11,900,000	12,033,875
g Term Loan AH, 4.75%, 6/30/21	Netherlands	3,630,000	3,658,644
g Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 2/15/20	United States	34,760,000	34,806,161
			98,890,930
Casinos & Gaming 3.3%			
Affinity Gaming LLC, Initial Term Loan, 5.50%, 11/09/17	United States	3,613,481	3,681,234
g Caesars Entertainment Operating Co. Inc.,			
Term Loan B-4, 9.50%, 10/31/16	United States	28,777,932	29,380,398
Term Loan B-6, 5.45%, 1/28/18	United States	13,745,981	12,511,701
Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	7,619,213	7,795,407

52 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
a,f Senior Floating Rate Interests (continued)			
Casinos & Gaming (continued)			
CCM Merger Inc. (MotorCity Casino), Term Loan, 5.50%, 3/01/17	United States	$ 7,130,316	$ 7,210,532
Las Vegas Sands LLC,			
Extended Delayed Draw I Term Loan, 2.70%, 11/23/16	United States	1,418,522	1,423,176
Extended Delayed Draw II Term Loan, 2.70%, 11/23/15	United States	385,264	386,708
Extended Tranche B Term Loan, 2.70%, 11/23/16	United States	8,950,222	8,979,588
MGM Resorts International, Term B Loan, 4.25%, 12/20/19	United States	4,648,350	4,727,437
Peninsula Gaming LLC, Term B Loan, 6.75%, 11/20/17	United States	3,620,925	3,681,275
Pinnacle Entertainment Inc., Series A Incremental Term Loans, 4.00%, 3/19/19	United States	4,870,800	4,910,375
g ROC Finance LLC, Funded Term B Loans, 6.00%, 8/19/17	United States	9,666,667	9,781,410
Tropicana Entertainment Inc., Loans, 7.50%, 3/16/18	United States	13,068,000	13,231,350
			107,700,591
Coal & Consumable Fuels 0.9%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	7,849,580	7,985,315
Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	United States	22,216,923	22,064,182
			30,049,497
Commercial Printing 0.1%			
Cenveo Corp., Term B Loan, 6.25%, 2/13/17	United States	3,318,515	3,357,923
Commodity Chemicals 1.2%			
g Ai Chem & CY U.S. AcquicCo Inc., 1st Lien Term Loan, 3.25%, 9/15/19	Luxembourg	4,510,000	4,574,831
Ascend Performance Materials Operations LLC, Term B Facility, 6.75%, 4/10/18	United States	4,651,675	4,733,079
Cyanco Intermediate Corp., Term Loan B, 6.75%, 4/30/20	United States	3,990,000	4,014,938
Kronos Worldwide Inc., Initial Term Loan, 7.00%, 6/13/18	United States	812,500	823,164
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	24,380,000	24,783,806
			38,929,818
Communications Equipment 1.7%			
Alcatel-Lucent USA Inc.,			
Asset Sale Loans, 6.25%, 8/01/16	United States	6,560,000	6,677,535
U.S. Term Loan, 7.25%, 1/30/19	United States	12,519,897	12,856,369
g ARRIS Group Inc., Term B Loan, 3.50%, 3/27/20	United States	7,790,000	7,815,559
Avaya Inc., Term B-5 Loan, 8.00%, 3/31/18	United States	14,669,714	14,699,054
Riverbed Technology Inc., Loans, 4.00%, 12/18/19	United States	6,750,613	6,863,125
Telesat Canada/Telesat LLC, Term Loan B-2 U.S. Tranche, 3.50%, 3/28/19	Canada	6,036,844	6,108,531
			55,020,173
Construction & Farm Machinery & Heavy Trucks 0.4%			
Allison Transmission Inc.,			
Term B-2 Loan, 3.21%, 8/07/17	United States	7,719,324	7,756,315
Term B-3 Loan, 4.25%, 8/23/19	United States	2,551,985	2,593,455
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	3,215,223	3,255,012
			13,604,782
Consumer Finance 0.2%			
Realogy Group LLC, Initial Term B Loan, 4.50%, 3/05/20	United States	7,400,000	7,500,825

Semiannual Report | 53

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[a,f]**Senior Floating Rate Interests (continued)**			
Data Processing & Outsourced Services 2.4%			
EVERTEC Group LLC, Term B Loan, 3.50%, 4/17/20	Puerto Rico	$ 7,523,862	$ 7,528,565
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	15,674,786	15,831,534
NAB Holdings LLC, Term Loan, 7.00%, 4/24/18	United States	3,095,055	3,133,743
SunGard Data Systems Inc.,			
Tranche A U.S. Term Loan, 1.949%, 2/28/14	United States	26,099	26,207
Tranche D Term Loan, 4.50%, 1/31/20	United States	3,571,050	3,626,269
Tranche E Term Loan, 4.00%, 3/08/20	United States	5,417,718	5,493,907
Vantiv LLC (Fifth Third Processing), Tranche B Term Loan, 3.75%, 3/27/19	United States	6,276,579	6,309,927
West Corp., Term B-8 Loan, 4.25%, 6/30/18	United States	20,054,833	20,403,185
Worldpay U.S. Inc.,			
Facility B2A Loan, 5.25%, 10/13/17	United States	6,910,000	6,999,257
[g]Facility C2 Loan, 5.75%, 11/12/19	United States	8,760,000	8,877,717
			78,230,311
Distillers & Vintners 0.1%			
Constellation Brands Inc., Term Loan B, 4.25%, 6/15/20	United States	3,550,000	3,558,137
Distributors 1.4%			
[g]American Builders & Contractors Supply Co. Inc., Term B Loans, 3.50%, 4/16/20	United States	18,910,000	19,085,239
Helm Financial Corp., Term Loan, 6.25%, 6/01/17	United States	6,827,275	6,904,082
U.S. Foods Inc., Extended Term Loan, 5.75%, 3/31/17	United States	18,725,253	18,997,031
			44,986,352
Diversified Chemicals 0.5%			
Ineos U.S. Finance LLC,			
Dollar Term Loan, 6.50%, 5/04/18	United States	12,954,535	13,140,757
Short-Dated Dollar Term Loan, 5.50%, 5/12/15	United States	3,466,712	3,520,158
			16,660,915
Diversified Metals & Mining 0.7%			
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	21,501,656	21,885,396
Diversified Support Services 1.8%			
Acosta Inc., Term D Loan, 5.00%, 3/01/18	United States	7,869,800	8,000,148
AlixPartners LLP,			
2013 Refinancing Term B-2, 4.50%, 6/29/19	United States	5,121,365	5,188,583
Second Lien Term Loan, 10.75%, 12/29/19	United States	3,700,000	3,792,500
ARAMARK Corp.,			
Synthetic L/C-3, 3.553%, 7/26/16	United States	352,698	356,441
U.S. Term C Loan, 3.698% - 3.784%, 7/26/16	United States	8,674,881	8,766,947
U.S. Term D Loan, 4.00%, 8/22/19	United States	12,175,671	12,353,180
Brock Holdings III Inc., Tranche B Term Loan, 6.00% - 6.75%, 3/16/17	United States	5,789,412	5,869,017
Global Cash Access Inc., Term Loan, 7.00%, 3/01/16	United States	2,984,524	3,033,022
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	6,861,274	6,947,040
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	4,413,932	4,478,764
			58,785,642

54 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[a,f] **Senior Floating Rate Interests (continued)**			
Drug Retail 0.5%			
Rite Aid Corp.,			
Tranche 1 Term Loan, 5.75%, 8/21/20	United States	$ 2,780,000	$ 2,890,041
Tranche 6 Term Loan, 4.00%, 2/10/20	United States	12,140,000	12,302,372
			15,192,413
Education Services 1.3%			
Bright Horizons Family Solutions LLC, Term B Loan, 4.00% - 5.25%, 1/30/20	United States	21,624,386	21,863,163
[g] Laureate Education Inc., Series 2018 Extended Term Loan, 5.25%, 6/16/18	United States	22,184,122	22,396,712
			44,259,875
Electrical Components & Equipment 0.4%			
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	12,126,675	12,264,361
Environmental & Facilities Services 1.1%			
ADS Waste Holdings Inc., Tranche B Term Loan, 4.25%, 10/09/19	United States	26,469,254	26,827,595
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	1,931,415	1,932,622
Progressive Waste Solutions Ltd., Term B Loan, 3.50%, 10/24/19	Canada	7,194,503	7,291,183
			36,051,400
Food Distributors 1.1%			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	14,194,425	14,416,213
Second Lien Term Loan, 9.50%, 10/10/17	United States	9,980,000	10,329,300
[g] Dole Food Co./Solvest Ltd., Tranche B Term Loan, 5.00%, 5/02/20	United States	12,900,000	13,004,812
			37,750,325
Food Retail 0.0%[†]			
Pantry Inc., Term Loan, 5.75%, 8/03/19	United States	1,164,150	1,184,494
Footwear 0.2%			
Wolverine World Wide Inc., Tranche B Term Loan, 4.00%, 7/31/19	United States	5,840,848	5,921,160
Forest Products 0.2%			
[g] Caraustar Industries Inc., Term Loan, 8.50%, 5/01/19	United States	7,870,000	7,948,700
Health Care Equipment 2.2%			
Biomet Inc., Dollar Term B-1 Loan, 3.948% - 4.034%, 7/25/17	United States	15,426,294	15,648,047
Carestream Health Inc., Term Loan, 5.00%, 2/25/17	United States	10,360,161	10,453,403
DJO Finance LLC, Tranche B Term Loan, 4.75%, 9/15/17	United States	11,597,990	11,800,954
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	21,598,566	21,916,691
Kinetic Concepts Inc.,			
Dollar Term C-1 Loan, 5.50%, 5/04/18	United States	2,557,101	2,606,645
Term C-2 Loan, 5.00%, 11/04/16	United States	6,062,917	6,168,073
WP Prism Inc. (Bausch & Lomb), Loan, 6.25%, 5/31/18	United States	5,000,000	5,040,625
			73,634,438

Semiannual Report | 55

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Health Care Facilities 3.2%			
Ardent Medical Services Inc.,			
Second Lien Term Loan, 11.00%, 1/02/19	United States	$ 4,560,000	$ 4,662,600
Term Loan, 6.75%, 7/02/18	United States	4,199,475	4,272,966
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	22,691,313	22,946,522
HCA Inc.,			
Tranche B-2 Term Loan, 3.534%, 3/31/17	United States	22,113,636	22,204,391
Tranche B-4 Term Loan, 5.00%, 5/01/18	United States	1,920,000	1,927,200
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	20,454,963	20,771,381
Select Medical Corp.,			
Series A Tranche B Term Loan, 5.50% - 6.00%, 6/01/18	United States	2,099,125	2,125,364
Series B Tranche B Term Loan, 3.54% - 5.50%, 2/20/16	United States	5,945,100	6,019,414
Steward Health Care System LLC, Loans, 6.75%, 4/12/20	United States	200,000	201,300
United Surgical Partners International Inc.,			
Extended Term Loan, 4.25%, 4/03/17	United States	5,328,810	5,355,454
New Tranche B Term Loan, 4.75%, 4/03/19	United States	8,148,286	8,234,861
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	1,490,298	1,506,754
Vanguard Health Holding Co. II LLC, Term B Loan, 3.75%, 1/29/16	United States	5,900,109	5,985,844
			106,214,051
Health Care Services 2.1%			
g Apria Healthcare Group Inc., Initial Term Loan, 6.75%, 4/05/20	United States	4,800,000	4,814,251
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,474,684	2,505,617
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	31,227,546	31,630,819
Emergency Medical Services Corp., Initial Term Loan, 4.00%, 5/25/18	United States	14,947,623	15,164,049
National Mentor Holdings Inc., Tranche B-1 Term Loan, 6.50%, 2/09/17	United States	7,511,693	7,624,369
Surgery Centers Holdings Inc., First Lien Term Loan, 6.00%, 4/11/19	United States	2,720,000	2,733,274
U.S. Renal Care Inc., Initial Term Loan, 6.25%, 7/03/19	United States	5,637,400	5,739,578
			70,211,957
Health Care Supplies 0.6%			
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	7,709,225	7,783,103
Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 4.75%, 9/30/15	United States	8,179,500	8,266,407
Parent Term Loan, 5.25%, 5/18/19	United States	3,672,250	3,702,660
			19,752,170
Health Care Technology 0.5%			
IMS Health Inc., Tranche B-1 Dollar Term Loan, 3.75%, 9/01/17	United States	9,460,488	9,549,180
Truven Health Analytics Inc., New Tranche B Term Loan, 5.75%, 5/23/19	United States	8,437,494	8,569,330
			18,118,510
Home Furnishings 0.3%			
Tempur-Pedic International Inc., Term B Loan, 5.00%, 12/12/19	United States	9,725,625	9,898,868

56 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f **Senior Floating Rate Interests (continued)**			
Home Improvement Retail 0.3%			
Harbor Freight Tools USA Inc., Initial Loan, 5.50%, 11/14/17	United States	$ 8,463,075	$ 8,594,252
Hotels, Resorts & Cruise Lines 0.2%			
Station Casinos LLC, B Term Loan, 5.00%, 3/01/20	United States	6,200,000	6,290,415
Household Products 0.9%			
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	14,200,000	14,411,026
Spectrum Brands Inc., Initial U.S. Term Loan, 4.50%, 12/17/19	United States	3,381,525	3,438,588
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	10,090,000	10,203,513
			28,053,127
Human Resource & Employment Services 0.5%			
Altegrity Inc.,			
Term Loan B, 5.00%, 2/21/15	United States	13,437,921	13,380,675
Tranche D Term Loan, 7.75%, 2/21/15	United States	3,235,245	3,277,035
			16,657,710
Independent Power Producers & Energy Traders 1.3%			
g AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18	United States	7,293,171	7,411,685
Calpine Corp.,			
Term Loan, 4.00%, 4/01/18	United States	11,770,738	11,990,145
Term Loans, 4.00%, 10/09/19	United States	2,596,950	2,646,188
g Dynegy Inc.,			
Initial Tranche B-1 Term Loan, 5.25%, 4/23/20	United States	8,415,385	8,445,512
Initial Tranche B-2 Loan, 5.25%, 4/23/20	United States	13,464,615	13,512,819
			44,006,349
Industrial Conglomerates 1.1%			
Ameriforge Group Inc.,			
Initial Term Loan, 5.00% - 6.00%, 1/25/20	United States	3,970,050	4,034,564
Second Lien Term Loan, 8.75%, 1/25/21	United States	6,400,000	6,608,000
Mirion Technologies Inc., Term Loan, 5.75%, 3/30/18	United States	7,620,554	7,696,759
g Schaeffler AG, Facility C2-USD, 5.50%, 1/27/17	Germany	12,180,000	12,371,774
Unifrax I LLC, New Term Dollar Loans, 4.25%, 11/28/18	United States	6,184,500	6,258,714
			36,969,811
Industrial Machinery 2.6%			
Colfax Corp., Replacement Term B Loans, 3.25%, 1/11/19	United States	6,801,188	6,870,050
Douglas Dynamics LLC, Term Loan, 5.75%, 4/18/18	United States	4,405,890	4,430,563
Generac Power Systems Inc., Term Loans, 6.25%, 5/30/18	United States	8,184,414	8,348,103
Husky Injection Molding Systems Ltd., Term Loan, 4.25%, 6/30/18	United States	16,658,432	16,974,243
Milacron LLC, Term Loan, 4.25%, 3/18/20	United States	7,290,000	7,358,285
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	2,650,500	2,683,631
RBS Global Inc. (Rexnord), Term B Loan, 3.75%, 4/01/18	United States	9,030,796	9,132,357
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	14,314,541	14,457,687
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	11,135,677	11,316,631
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	3,552,150	3,605,432
			85,176,982
Insurance Brokers 0.1%			
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19	United States	2,394,000	2,427,667

Semiannual Report | 57

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Integrated Telecommunication Services 2.0%			
Alaska Communications Systems Holdings Inc., Term Loan B, 5.75%, 10/21/16	United States	$ 4,417,163	$ 4,370,231
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	4,000,000	4,040,000
Integra Telecom Holdings Inc.,			
First Lien Term Loan, 6.00%, 2/22/19	United States	6,780,000	6,907,125
Second Lien Term Loan, 9.75%, 2/24/20	United States	5,700,000	5,876,346
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	10,841,683	11,013,339
g LTS Buyer LLC,			
First Lien Term Loan, 4.50%, 4/11/20	United States	9,742,727	9,860,371
Second Lien Term Loan, 9.00%, 4/11/21	United States	2,000,000	2,050,000
g Securus Technologies Holdings Inc., First Lien Term Loan, 5.75%, 4/30/20	United States	3,870,000	3,895,399
Windstream Corp.,			
Tranche B-3 Term Loan, 4.00%, 8/08/19	United States	5,825,975	5,890,911
Tranche B-4 Term Loan, 3.50%, 1/23/20	United States	2,663,325	2,687,729
Zayo Group LLC, Term Loan, 4.50%, 7/02/19	United States	8,209,327	8,291,420
			64,882,871
Internet Software & Services 0.6%			
Web.com Group Inc., 1st Lien Term Loan, 4.50%, 10/27/17	United States	20,273,696	20,501,775
IT Consulting & Other Services 0.2%			
Genpact International Inc., Term Loan, 4.25%, 8/30/19	United States	8,049,550	8,185,386
Leisure Facilities 1.1%			
24 Hour Fitness Worldwide Inc., Term Loan B, 5.25%, 4/22/16	United States	11,058,961	11,159,188
ClubCorp Club Operations Inc., Term B Loan, 5.00%, 11/30/16	United States	11,358,164	11,564,031
g Six Flags Theme Parks Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18	United States	4,051,609	4,118,172
Town Sports International LLC, Initial Term Loan, 5.75%, 5/11/18	United States	10,045,757	10,204,812
			37,046,203
Life & Health Insurance 0.3%			
CNO Financial Group Inc. (fka Conseco),			
Tranche B-1 Term Loan, 4.25%, 9/28/16	United States	3,469,765	3,510,247
Tranche B-2 Term Loan, 5.00%, 9/28/18	United States	5,714,310	5,803,596
			9,313,843
Life Sciences Tools & Services 0.8%			
inVentiv Health Inc., Term Loan B, 7.50%, 8/04/16	United States	10,743,118	10,671,493
Pharmaceutical Product Development Inc., Term Loan, 4.25%, 12/05/18	United States	6,369,536	6,470,532
Quintiles Transnational Corp.,			
Term B-1 Loan, 4.50%, 6/08/18	United States	1,570,841	1,592,440
Term B-2 Loan, 4.50%, 6/08/18	United States	8,832,844	8,957,978
			27,692,443

58 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Metal & Glass Containers 0.9%			
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	$ 24,120,000	$ 24,131,722
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	4,754,765	4,826,087
			28,957,809
Movies & Entertainment 1.9%			
g AMC Entertainment Inc., Term Loan B, 5.00%, 4/30/20	United States	3,460,000	3,490,258
Cinemark USA Inc., Term Loan, 3.20%, 12/13/19	United States	10,911,629	11,030,981
g Delta 2 (Lux) S.A.R.L. (Formula One), Term Loan B2 Facility, 6.00%, 4/29/19	Luxembourg	10,105,942	10,292,902
IMG Worldwide Inc., Tranche B Term Loan, 5.50%, 6/16/16	United States	8,476,493	8,550,662
National Cinemedia LLC,			
New Term Loan, 5.00%, 11/26/19	United States	490,000	490,000
Term Loans, 3.45%, 11/26/19	United States	5,560,000	5,601,700
Regal Cinemas Corp., Term Loan, 2.698% - 2.784%, 8/23/17	United States	8,999,207	9,062,688
WMG Acquisition Corp., Initial Term Loan, 5.25%, 11/01/18	United States	3,337,750	3,390,597
Zuffa LLC, Initial Term Loan, 4.50%, 2/25/20	United States	11,845,342	11,934,182
			63,843,970
Office Services & Supplies 0.1%			
Acco Brands Corp., Term B Loan, 4.25%, 3/26/19	United States	1,771,301	1,784,586
Oil & Gas Drilling 0.2%			
Offshore Group Investment Ltd. (Vantage Delaware), Loans, 5.75%, 3/28/19	United States	5,950,000	6,039,250
Oil & Gas Equipment & Services 0.1%			
McJunkin Red Man Corp., Term Loan, 6.25%, 11/11/19	United States	4,477,500	4,567,050
Oil & Gas Exploration & Production 1.8%			
EP Energy LLC,			
Tranche B-1 Loan, 5.00%, 5/24/18	United States	8,400,000	8,488,502
Tranche B-2 Loan (Second Lien), 4.50%, 4/30/19	United States	700,000	709,275
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	10,824,610	10,932,857
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	United States	13,570,000	13,624,280
Samson Investment Co., Second Lien Initial Term Loan, 6.00%, 9/25/18	United States	11,060,000	11,205,162
Sheridan Investment Partners I LLC, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	8,839,379	8,986,705
Sheridan Production Partners I-A LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	1,171,290	1,190,812
Sheridan Production Partners I-M LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	715,431	727,355
g Utex Industries Inc., First Lien Term Loan, 5.75%, 4/10/20	United States	3,340,000	3,380,982
			59,245,930
Oil & Gas Storage & Transportation 0.5%			
g Ruby Western Pipeline Holdings LLC, Term Loan B, 4.75%, 3/27/20	United States	7,540,000	7,615,400
Tallgrass Operations LLC, Term Loan, 5.25% - 6.25%, 11/13/18	United States	8,279,250	8,379,288
			15,994,688

Semiannual Report | 59

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
e,f Senior Floating Rate Interests (continued)			
Other Diversified Financial Services 0.9%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	$ 4,181,250	$ 4,230,033
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	24,045,228	24,384,434
			28,614,467
Packaged Foods & Meats 2.3%			
g Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	17,411,982	17,573,408
g H.J. Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	40,580,000	40,999,760
JBS USA LLC, Initial Term Loan, 3.75%, 5/25/18	Brazil	7,281,750	7,345,465
g Pinnacle Foods Finance LLC, Tranche G Term Loan, 4.75%, 4/29/20	United States	10,761,083	10,814,350
			76,732,983
Paper Packaging 1.5%			
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	12,581,442	12,770,164
John Henry Holdings Inc. (Multi-Packaging), First Lien Term Loan, 6.00%, 12/06/18	United States	5,386,500	5,487,497
g Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	30,435,187	30,992,272
			49,249,933
Paper Products 0.5%			
NewPage Corp., Term Loan, 7.75%, 12/21/18	United States	16,458,750	16,890,792
Personal Products 0.5%			
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	5,302,422	5,315,678
Revlon Consumer Products Corp.,			
Non-Contributed Loan, 8.50%, 10/08/14	United States	5,500,000	5,591,096
Term Loan B, 4.00%, 11/19/17	United States	4,304,148	4,375,438
			15,282,212
Pharmaceuticals 2.7%			
Aptalis Pharma Inc. (Axcan),			
Term B-1 Loan, 5.50%, 2/11/17	United States	4,955,412	5,003,420
Term B-2 Loan, 5.50%, 2/11/17	United States	6,534,000	6,619,759
Jazz Pharmaceuticals Inc., Term Loan, 5.25%, 6/12/18	United States	6,853,000	6,947,229
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	17,369,896	17,549,796
RPI Finance Trust,			
6.75 Year Term Loan, 3.50%, 5/09/18	United States	5,773,478	5,840,237
New Term Loan, 4.00%, 11/09/18	United States	2,526,044	2,550,251
Valeant Pharmaceuticals International Inc.,			
Series C-1 Tranche B Term Loan, 3.50%, 2/11/19	Canada	8,104,688	8,207,261
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	17,840,462	18,071,835
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	2,494,571	2,535,407
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	3,064,501	3,114,667
Term B-1 Loan, 4.25%, 3/15/18	United States	7,039,862	7,155,105
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	5,547,494	5,638,306
			89,233,273

60 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
a,f Senior Floating Rate Interests (continued)			
Photographic Products 0.2%			
Getty Images Inc., Initial Term Loan, 4.75%, 10/18/19	United States	$ 7,403,925	$ 7,520,766
Property & Casualty Insurance 0.1%			
Affirmative Insurance Holdings Inc., Term Loan, 11.25%, 1/31/14	United States	4,870,061	3,214,240
Publishing 0.4%			
Dex Media West LLC, Term Loan B, 7.00% - 7.25%, 10/24/14	United States	3,710,665	2,894,319
R.H. Donnelley Inc., Term Loan B, 9.75%, 10/24/14	United States	13,540,825	9,783,246
			12,677,565
Real Estate Services 0.2%			
Brickman Group Holdings Inc., Tranche B-1 Term Loan, 5.50%, 10/14/16	United States	6,482,559	6,563,590
Research & Consulting Services 0.3%			
Nielsen Finance LLC (VNU Inc.), Class E Dollar Term Loan, 2.95%, 5/01/16	United States	9,964,613	10,104,118
Restaurants 0.9%			
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	4,743,864	4,809,804
Dunkin' Brands Inc., Term B-3 Loan, 3.75%, 2/14/20	United States	9,574,039	9,687,730
P.F. Chang's China Bistro Inc., Term Loan B, 5.25%, 6/22/19	United States	6,955,050	7,094,151
Wendy's International Inc., Closing Date Term Loan, 4.75%, 5/15/19	United States	8,676,400	8,738,766
			30,330,451
Retail REITs 0.1%			
g Capital Automotive LP, Second Lien Term Loan, 7.25%, 4/30/20	United States	3,708,750	3,838,556
Security & Alarm Services 0.3%			
Garda World Security Corp., Term B Loan, 4.50%, 11/13/19	Canada	6,427,700	6,540,185
Protection One Inc., Term Loan, 4.25%, 3/19/19	United States	4,650,923	4,720,687
			11,260,872
Semiconductors 0.4%			
Freescale Semiconductor Inc.,			
Tranche B-3 Term Loan, 4.25%, 12/01/16	United States	6,000,000	6,075,000
Tranche B-4 Term Loan, 5.00%, 2/28/20	United States	8,000,000	8,108,752
			14,183,752
Specialized Consumer Services 1.1%			
Advantage Sales & Marketing Inc.,			
2013 Term Loan, 4.25%, 12/17/17	United States	8,977,500	9,095,330
Second Lien Term Loan, 8.25%, 6/17/18	United States	2,937,143	2,962,843
Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	23,674,924	23,660,127
			35,718,300
Specialized Finance 0.5%			
Clipper Acquisitions Corp. (THE TCW GROUP Inc.), Initial Term Loan, 4.00%, 2/06/20	United States	8,309,175	8,392,267
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	7,435,454	7,540,019
			15,932,286

Semiannual Report | 61

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

62 | Semiannual Report

// Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[e,f] Senior Floating Rate Interests (continued)			
Tires & Rubber 0.7%			
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	United States	$ 24,400,000	$ 24,699,827
Trucking 1.7%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.75%, 3/15/19	United States	9,676,460	9,827,655
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,000,000	17,889,660
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	12,478,725	12,645,104
Swift Transportation Co. LLC, Tranche B-2 Term Loan, 4.00%, 12/21/17	United States	8,771,594	8,930,579
YRCW Receivables LLC, Term B Loan, 11.25%, 9/30/14	United States	6,881,141	7,035,966
			56,328,964
Wireless Telecommunication Services 0.8%			
MetroPCS Wireless Inc., Tranche B-3 Term Loan, 4.00% - 6.00%, 3/17/18	United States	9,541,949	9,577,732
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	15,770,750	15,593,329
			25,171,061
Total Senior Floating Rate Interests (Cost $2,963,645,591)			3,011,831,551
Asset-Backed Securities and Commercial Mortgage-Backed Securities 0.6%			
Other Diversified Financial Services 0.6%			
[d,e] Cent CLO LP, 2013-17A, D, 144A, FRN,			
3.288%, 1/30/25	Cayman Islands	3,850,000	3,846,554
6.288%, 1/30/25	Cayman Islands	3,850,000	3,739,100
[d,e] ING Investment Management CLO Ltd.,			
2013-1A, B, 144A, FRN, 3.184%, 4/15/24	Cayman Islands	3,850,000	3,850,007
2013-1A, C, 144A, FRN, 3.784%, 4/15/24	Cayman Islands	3,850,000	3,684,052
2013-2A, B, 144A, FRN, 2.956%, 4/25/25	United States	3,850,000	3,807,650
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $19,063,795)			18,927,363
Total Investments before Short Term Investments (Cost $2,987,203,448)			3,036,070,998
		Shares	
Short Term Investments (Cost $547,592,497) 16.6%			
Money Market Funds 16.6%			
[a,j] Institutional Fiduciary Trust Money Market Portfolio	United States	547,592,497	547,592,497
Total Investments (Cost $3,534,795,945) 108.9%			3,583,663,495
Other Assets, less Liabilities (8.9)%			(293,240,872)
Net Assets 100.0%			$3,290,422,623

Semiannual Report | 63

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

64 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Low Duration Total Return Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.29	$10.27	$10.44	$10.19	$ 9.58	$9.89
Income from investment operations[a]:						
Net investment income	0.075	0.169	0.214	0.240	0.347	0.334
Net realized and unrealized gains (losses)	0.041	0.158	(0.111)	0.334	0.645	(0.273)
Total from investment operations	0.116	0.327	0.103	0.574	0.992	0.061
Less distributions from:						
Net investment income and net foreign currency gains	(0.156)	(0.307)	(0.233)	(0.292)	(0.382)	(0.371)
Net realized gains	—	—	(0.040)	(0.032)	—	—
Total distributions	(0.156)	(0.307)	(0.273)	(0.324)	(0.382)	(0.371)
Redemption fees[b]	—	—	—	—	—	—[c]
Net asset value, end of period	$10.25	$10.29	$10.27	$10.44	$10.19	$9.58
Total return[d]	1.14%	3.26%	0.99%	5.74%	10.55%	0.56%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	0.98%	1.01%	1.03%	1.06%	1.12%	1.48%
Expenses net of waiver and payments by affiliates	0.80%	0.89%	0.90%	0.90%[f]	0.90%[f]	0.90%[f]
Net investment income	1.20%	1.47%	1.95%	2.15%	3.04%	3.36%
Supplemental data						
Net assets, end of period (000's)	$1,073,310	$904,878	$636,622	$369,836	$152,673	$35,181
Portfolio turnover rate	24.69%	51.42%	75.51%	49.84%	53.06%	115.61%
Portfolio turnover rate excluding mortgage dollar rolls[g]	24.69%	51.42%	75.51%	49.84%	53.06%	108.45%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(h) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 65

66 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Low Duration Total Return Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.31	$10.29	$10.46	$10.20	$ 9.59	$9.98
Income from investment operations[b]:						
Net investment income	0.085	0.202	0.249	0.248	0.011	0.132
Net realized and unrealized gains (losses)	0.043	0.146	(0.122)	0.363	1.003	(0.357)
Total from investment operations	0.128	0.348	0.127	0.611	1.014	(0.225)
Less distributions from:						
Net investment income and net foreign currency gains	(0.168)	(0.328)	(0.257)	(0.319)	(0.404)	(0.165)
Net realized gains	—	—	(0.040)	(0.032)	—	—
Total distributions	(0.168)	(0.328)	(0.297)	(0.351)	(0.404)	(0.165)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$10.27	$10.31	$10.29	$10.46	$10.20	$9.59
Total return[e]	1.25%	3.46%	1.22%	6.11%	10.80%	(2.28)%
Ratios to average net assets[f]						
Expenses before waiver and payments by affiliates	0.73%	0.76%	0.78%	0.81%	0.87%	1.23%
Expenses net of waiver and payments by affiliates	0.55%	0.64%	0.65%	0.65%[g]	0.65%[g]	0.65%[g]
Net investment income	1.45%	1.72%	2.20%	2.40%	3.29%	3.61%
Supplemental data						
Net assets, end of period (000's)	$80,203	$70,442	$49,682	$16,200	$1,893	$75
Portfolio turnover rate	24.69%	51.42%	75.51%	49.84%	53.06%	115.61%
Portfolio turnover rate excluding mortgage dollar rolls[h]	24.69%	51.42%	75.51%	49.84%	53.06%	108.45%

[a]For the period May 15, 2008 (effective date) to October 31, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.001 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]See Note 1(h) regarding mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 67

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

68 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Banks (continued)			
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	3,000,000	$ 3,170,241
[d]Wachovia Corp., sub. note, FRN, 0.647%, 10/15/16	United States	10,000,000	9,883,700
Wells Fargo Bank NA, senior note, 6.00%, 5/23/13	United States	500,000 EUR	660,151
			76,219,057
Capital Goods 0.5%			
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000	1,483,485
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14	United States	300,000	324,089
[d]John Deere Capital Corp., FRN, 0.38%, 10/08/14	United States	4,000,000	4,005,356
			5,812,930
Consumer Durables & Apparel 1.1%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	5,000,000	5,750,000
D.R. Horton Inc.,			
senior bond, 5.625%, 1/15/16	United States	2,400,000	2,625,000
senior note, 4.75%, 5/15/17	United States	1,500,000	1,616,250
Toll Brothers Finance Corp., senior note, 4.95%, 3/15/14	United States	3,000,000	3,079,179
			13,070,429
Consumer Services 0.2%			
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	1,000,000	1,062,500
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	500,000	550,000
[c]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	200,000	202,000
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000	804,376
			2,618,876
Diversified Financials 6.9%			
Ally Financial Inc., senior note,			
4.50%, 2/11/14	United States	1,000,000	1,025,000
5.50%, 2/15/17	United States	1,000,000	1,094,677
American Express Credit Corp., senior note, 5.375%, 10/01/14	United States	1,000,000 GBP	1,648,443
[c]American Honda Finance Corp., senior note, 144A, 1.60%, 2/16/18	Japan	3,500,000	3,550,207
Bank of America Corp., senior note,			
[d]FRN, 1.828%, 7/11/14	United States	3,700,000	3,752,599
L, 7.375%, 5/15/14	United States	500,000	533,352
[c]Banque PSA Finance SA, senior note, 144A, 3.375%, 4/04/14	France	2,000,000	2,013,750
Capital One Financial Corp., senior note, 2.15%, 3/23/15	United States	3,250,000	3,320,609
CNH Capital LLC, senior note, 3.875%, 11/01/15	United States	700,000	728,000
Credit Suisse AG, 2.20%, 1/14/14	Switzerland	1,500,000	1,517,887
GE Capital European Funding,			
senior bond, 4.625%, 7/04/14	United States	3,000,000 EUR	4,134,451
[e]senior note, Reg S, 2.00%, 2/27/15	United States	3,000,000 EUR	4,044,271
General Electric Capital Corp.,			
5.90%, 5/13/14	United States	500,000	528,466
senior note, 3.35%, 10/17/16	United States	2,000,000	2,149,836

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials (continued)			
Goldman Sachs Group Inc., senior note, 5.125%, 10/16/14	United States	3,000,000 EUR	$ 4,197,357
The Goldman Sachs Group Inc., senior note, 3.30%, 5/03/15	United States	1,000,000	1,043,757
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	2,000,000 EUR	2,702,948
JPMorgan Chase & Co.,			
2.05%, 1/24/14	United States	1,000,000	1,012,633
senior note, 4.375%, 1/30/14	United States	1,400,000 EUR	1,897,944
senior note, 6.125%, 4/01/14	United States	1,500,000 EUR	2,077,871
senior note, 4.75%, 3/01/15	United States	750,000	803,981
[d] JPMorgan Chase Bank NA, sub. note, FRN, 0.61%, 6/13/16	United States	1,500,000	1,475,060
Merrill Lynch & Co. Inc., 5.45%, 7/15/14	United States	4,000,000	4,212,424
Morgan Stanley, senior note,			
6.00%, 5/13/14	United States	10,000,000	10,524,160
4.50%, 2/23/16	United States	2,000,000 EUR	2,857,871
[d] FRN, 2.792%, 5/14/13	United States	750,000	750,558
[d] FRN, 1.875%, 1/24/14	United States	1,000,000	1,007,693
[d] FRN, 1.556%, 4/25/18	United States	5,000,000	4,989,030
[c] Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,100,000	1,179,750
[c] Pricoa Global Funding I, 144A, 5.45%, 6/11/14	United States	500,000	527,331
[c] Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	8,010,000	8,363,682
[c] Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000	2,172,188
			81,837,786
Energy 3.6%			
Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14	United States	1,000,000	1,052,419
[c] BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000	3,715,757
BP Capital Markets PLC, senior note, 0.70%, 11/06/15	United Kingdom	4,000,000	4,000,780
Canadian Natural Resources Ltd., senior note, 1.45%, 11/14/14	Canada	1,500,000	1,518,106
Chesapeake Energy Corp., senior note, 9.50%, 2/15/15	United States	2,300,000	2,610,500
Chevron Corp., senior note, 1.104%, 12/05/17	United States	6,000,000	6,035,094
[c] CNPC General Capital Ltd., senior note, 144A, 1.95%, 4/16/18	China	1,500,000	1,503,518
[c] CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000	2,101,390
Compagnie Generale de Geophysique-Veritas, senior note, 9.50%, 5/15/16	France	500,000	528,750
ConocoPhillips, 4.75%, 2/01/14	United States	18,000	18,593
[c] Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	400,000	407,000
Ensco PLC, senior note, 3.25%, 3/15/16	United States	2,000,000	2,131,530
Enterprise Products Operating LLC, senior note, 1.25%, 8/13/15	United States	3,800,000	3,832,828
[c,f] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 7.51%, 7/31/13	Russia	100,000	101,629
Kinder Morgan Energy Partners LP, senior note, 3.50%, 3/01/16	United States	2,000,000	2,138,872
[c] LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,331,855

70 | Semiannual Report

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	1,500,000	$ 1,725,000
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	500,000	528,905
Phillips 66, senior note, 1.95%, 3/05/15	United States	2,400,000	2,453,110
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	500,000	515,000
[c]Schlumberger Norge AS, 144A, 1.95%, 9/14/16	United States	2,500,000	2,593,277
[c]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000	1,053,643
			42,897,556
Food & Staples Retailing 1.3%			
Costco Wholesale Corp., senior note, 0.65%, 12/07/15	United States	5,500,000	5,530,327
Safeway Inc., senior note, 3.40%, 12/01/16	United States	1,400,000	1,474,627
[c]Tesco PLC, senior note, 144A, 2.00%, 12/05/14	United Kingdom	3,800,000	3,865,740
Wal-Mart Stores Inc.,			
3.20%, 5/15/14	United States	500,000	515,392
senior note, 0.60%, 4/11/16	United States	1,000,000	1,002,826
[c]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	1,500,000	1,504,699
[c]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	1,000,000	1,037,992
			14,931,603
Food, Beverage & Tobacco 1.9%			
Altria Group Inc., 7.75%, 2/06/14	United States	100,000	105,411
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000	2,140,508
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	1,600,000	1,872,000
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	3,500,000	3,990,000
[c]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	4,500,000	4,509,067
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000	1,573,658
Kraft Foods Group Inc., senior note,			
1.625%, 6/04/15	United States	1,000,000	1,017,533
2.25%, 6/05/17	United States	2,500,000	2,602,288
Lorillard Tobacco Co., senior note, 3.50%, 8/04/16	United States	3,000,000	3,178,638
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	1,000,000	1,001,817
			21,990,920
Health Care Equipment & Services 0.7%			
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000	1,009,012
CareFusion Corp., senior note, 5.125%, 8/01/14	United States	750,000	789,731
Express Scripts Holding Co., senior note, 2.75%, 11/21/14	United States	1,400,000	1,441,177
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000	1,015,615
McKesson Corp., senior note, 1.40%, 3/15/18	United States	2,000,000	2,011,184
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000	1,563,892
			7,830,611
Household & Personal Products 0.4%			
Avon Products Inc., senior note, 2.375%, 3/15/16	United States	3,000,000	3,066,303
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	2,192,403
			5,258,706

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Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

72 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Franklin Low Duration Total Return Fund

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Pharmaceuticals, Biotechnology & Life Sciences (continued)			
[a]Sanofi, senior note, Reg S, 3.125%, 10/10/14	France	2,000,000 EUR	$ 2,737,130
Teva Pharmaceutical Finance II BV/III LLC, senior note, 3.00%, 6/15/15	Israel	1,500,000	1,571,511
[c]Zoetis Inc., senior note, 144A, 1.15%, 2/01/16	United States	1,800,000	1,810,553
			23,671,659
Real Estate 0.0%[†]			
Duke Realty LP, senior note, 7.375%, 2/15/15	United States	400,000	441,666
Retailing 0.4%			
Dollar General Corp., senior note,			
4.125%, 7/15/17	United States	400,000	438,282
1.875%, 4/15/18	United States	2,000,000	2,013,596
[c]Edcon Pty. Ltd.,			
secured note, 144A, 9.50%, 3/01/18	South Africa	500,000 EUR	682,011
[d]senior secured note, 144A, FRN, 3.453%, 6/15/14	South Africa	600,000 EUR	791,896
[c]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000	1,027,720
			4,953,505
Semiconductors & Semiconductor Equipment 0.1%			
Freescale Semiconductor Inc.,			
senior note, 8.875%, 12/15/14	United States	50,000	50,375
[c]senior secured note, 144A, 9.25%, 4/15/18	United States	1,200,000	1,326,000
			1,376,375
Software & Services 0.2%			
eBay Inc., senior note, 0.875%, 10/15/13	United States	2,000,000	2,005,708
Oracle Corp., senior note, 3.75%, 7/08/14	United States	500,000	519,791
			2,525,499
Technology Hardware & Equipment 0.7%			
[d]Hewlett-Packard Co., senior note, FRN, 1.83%, 9/19/14	United States	3,000,000	3,034,911
Juniper Networks Inc., senior note, 3.10%, 3/15/16	United States	2,000,000	2,097,322
[d]Xerox Corp., senior note, FRN, 1.11%, 5/16/14	United States	3,000,000	2,996,742
			8,128,975
Telecommunication Services 1.0%			
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000	3,449,625
Telefonica Emisiones SAU, senior note,			
4.949%, 1/15/15	Spain	1,500,000	1,583,250
3.192%, 4/27/18	Spain	2,300,000	2,330,314
[c]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000	2,048,430
Verizon Communications Inc., senior note,			
1.95%, 3/28/14	United States	2,000,000	2,026,776
0.70%, 11/02/15	United States	1,000,000	997,631
			12,436,026
Utilities 0.6%			
Duke Energy Corp., senior note, 6.30%, 2/01/14	United States	750,000	781,628
[c]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	1,000,000	1,014,860

Semiannual Report | 73

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Utilities (continued)			
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000	$ 1,000,979
[c] Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	2,200,000	2,303,279
PG&E Corp., senior note, 5.75%, 4/01/14	United States	500,000	522,880
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000	906,130
			6,529,756
Total Corporate Bonds (Cost $365,867,622)			375,034,719
[d,g] **Senior Floating Rate Interests 5.6%**			
Automobiles & Components 0.1%			
Federal-Mogul Corp.,			
Tranche B Term Loan, 2.138%, 12/27/14	United States	724,629	688,548
Tranche C Term Loan, 2.138%, 12/27/15	United States	369,840	351,425
			1,039,973
Capital Goods 0.4%			
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013 Specified Refinancing Term Loan, 4.00%, 12/13/19	Luxembourg	794,509	803,646
Allison Transmission Inc.,			
[h] Term B-2 Loan, 3.21%, 8/07/17	United States	278,916	280,252
Term B-3 Loan, 4.25%, 8/23/19	United States	429,840	436,825
RBS Global Inc. (Rexnord), Term B Loan, 3.75%, 4/01/18	United States	400,527	405,031
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	859,724	870,363
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	1,029,097	1,045,820
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	347,376	352,928
			4,194,865
Commercial & Professional Services 0.4%			
ARAMARK Corp.,			
Extended Synthetic L/C, 3.553%, 7/26/16	United States	32,619	32,935
Synthetic L/C-3, 3.553%, 7/26/16	United States	4,435	4,482
Term Loan B Extended, 3.698%, 7/26/16	United States	495,822	500,619
U.S. Term C Loan, 3.698% - 3.784%, 7/26/16	United States	183,774	185,725
U.S. Term D Loan, 4.00%, 8/22/19	United States	440,000	446,415
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	1,134,747	1,148,931
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	2,087,879	2,118,546
			4,437,653
Consumer Services 0.4%			
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	230,028	231,913
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	837,908	849,555
DineEquity Inc., Term B-2 Loan, 3.75%, 10/19/17	United States	441,765	448,944
Dunkin' Brands Inc., Term B-3 Loan, 3.75%, 2/14/20	United States	712,867	721,332
[h] Weight Watchers International Inc., Initial Tranche B-2 Term Loan, 3.75%, 4/02/20	United States	1,759,747	1,758,647

74 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[d,g] Senior Floating Rate Interests (continued)			
Consumer Services (continued)			
Wendy's International Inc.,			
Closing Date Term Loan, 4.75%, 5/15/19	United States	262,462	$ 264,348
[h] Term B Loan, 4.75%, 5/15/19	United States	19,325	19,453
			4,294,192
Diversified Financials 0.1%			
Asurion LLC,			
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	226,781	229,427
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	162,244	164,533
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	1,234,491	1,251,851
			1,645,811
Energy 0.2%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	2,051,096	2,086,563
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	United States	628,000	630,512
			2,717,075
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc., Loans, 5.75%, 7/10/17	United States	336,738	342,000
[h] Dole Food Co./Solvest Ltd., Tranche B Term Loan, 5.00%, 5/02/20	United States	100,000	100,812
			442,812
Food, Beverage & Tobacco 0.4%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	3,044,058	3,072,280
[h] H.J. Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	1,619,017	1,635,764
[h] Pinnacle Foods Finance LLC, Tranche G Term Loan, 4.75%, 4/29/20	United States	477,384	479,747
			5,187,791
Health Care Equipment & Services 0.6%			
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	1,658,376	1,672,110
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	1,202,638	1,216,164
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	1,374,741	1,391,926
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	1,022,637	1,035,843
HCA Inc.,			
Tranche B-2 Term Loan, 3.534%, 3/31/17	United States	873,502	877,087
Tranche B-4 Term Loan, 5.00%, 5/01/18	United States	60,000	60,225
Tranche B-5 Term Loan, 5.00%, 3/31/17	United States	226,498	226,498
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	452,764	459,432
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	399,803	404,217
			7,343,502

Semiannual Report | 75

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[d,g] Senior Floating Rate Interests (continued)			
Materials 0.7%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	408,351	$ 409,882
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	1,008,200	1,008,690
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	806,945	821,347
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	286,249	290,364
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	1,870,207	1,904,439
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	1,194,532	1,214,317
U.S. Coatings Acquisitions Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	1,098,961	1,114,530
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	1,424,880	1,448,034
			8,211,603
Media 0.7%			
Cinemark USA Inc., Term Loan, 3.20%, 12/13/19	United States	444,355	449,215
CSC Holdings LLC (Cablevision), Term B Loan, 2.699%, 4/17/20	United States	1,207,384	1,206,629
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	377,853	384,859
[h] Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	811,007	817,935
R.H. Donnelley Inc., Term Loan B, 9.75%, 10/24/14	United States	374,108	270,293
Regal Cinemas Corp., Term Loan, 2.698% - 2.784%, 8/23/17	United States	651,372	655,967
Sinclair Television Group Inc., Tranche B Term Loans, 4.50%, 4/09/20	United States	133,170	134,252
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	744,864	756,595
UPC Financing Partnership,			
Term Loan AF, 4.00%, 1/29/21	Netherlands	238,300	240,981
[h] Term Loan AH, 3.25%, 6/30/21	Netherlands	1,847,382	1,861,960
[h] Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 2/15/20	United States	1,678,728	1,680,957
			8,459,643
Pharmaceuticals, Biotechnology & Life Sciences 0.3%			
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	578,550	584,542
Valeant Pharmaceuticals International Inc.,			
Series C-1 Tranche B Term Loan, 3.50%, 2/11/19	Canada	815,756	826,080
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	408,501	413,799
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	183,413	186,415
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	225,317	229,005
Term B-1 Loan, 4.25%, 3/15/18	United States	517,604	526,078
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	407,878	414,555
			3,180,474
Retailing 0.6%			
BJ's Wholesale Club Inc., 2013 Replacement Loans, 4.25%, 9/26/19	United States	3,135,060	3,167,283
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,361,571	2,400,437

76 | Semiannual Report

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[d,g] **Senior Floating Rate Interests (continued)**			
Retailing (continued)			
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	1,187,025	$ 1,198,772
			6,766,492
Software & Services 0.2%			
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	2,530,000	2,555,300
Technology Hardware & Equipment 0.1%			
Telesat Canada/Telesat LLC, Term Loan B-2 U.S. Tranche, 3.50%, 3/28/19	Canada	1,261,116	1,276,091
Telecommunication Services 0.2%			
[h] Cricket Communications Inc. (Leap Wireless), C Term Loan, 5.75%, 3/08/20	United States	390,000	392,681
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	2,231,495	2,266,826
			2,659,507
Transportation 0.2%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.75%, 3/15/19	United States	1,006,940	1,022,674
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	70,937	70,503
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	729,372	739,097
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	69,152	69,518
			1,901,792
Total Senior Floating Rate Interests (Cost $65,343,564)			66,314,576
Foreign Government and Agency Securities 5.6%			
Government of Hungary,			
6.75%, 7/28/14	Hungary	300,000 EUR	415,748
7.75%, 8/24/15	Hungary	4,100,000 HUF	19,367
5.50%, 12/22/16	Hungary	20,160,000 HUF	91,110
A, 8.00%, 2/12/15	Hungary	12,870,000 HUF	60,218
Government of Indonesia,			
FR20, 14.275%, 12/15/13	Indonesia	3,109,000,000 IDR	340,178
FR49, 9.00%, 9/15/13	Indonesia	1,970,000,000 IDR	206,607
FR51, 11.25%, 5/15/14	Indonesia	17,100,000,000 IDR	1,886,356
Government of Ireland,			
4.00%, 1/15/14	Ireland	189,000 EUR	255,127
4.60%, 4/18/16	Ireland	2,559,000 EUR	3,672,179
Government of Korea, senior note, 5.75%, 4/16/14	South Korea	210,000	219,059
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	4,760,000 MYR	1,574,988
3.741%, 2/27/15	Malaysia	1,595,000 MYR	531,788
3.835%, 8/12/15	Malaysia	1,200,000 MYR	402,310
senior bond, 3.70%, 5/15/13	Malaysia	665,000 MYR	218,623
senior bond, 3.21%, 5/31/13	Malaysia	6,875,000 MYR	2,259,897

Semiannual Report | 77

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of Malaysia, (continued)			
senior bond, 3.461%, 7/31/13	Malaysia	2,245,000 MYR	$ 738,646
senior bond, 8.00%, 10/30/13	Malaysia	20,000 MYR	6,734
senior bond, 5.094%, 4/30/14	Malaysia	2,755,000 MYR	924,563
Government of Mexico,			
9.00%, 6/20/13	Mexico	83,050[i] MXN	688,590
8.00%, 12/19/13	Mexico	38,350[i] MXN	323,918
7.00%, 6/19/14	Mexico	706,500[i] MXN	6,018,963
9.50%, 12/18/14	Mexico	62,300[i] MXN	558,729
6.00%, 6/18/15	Mexico	4,060[i] MXN	34,856
8.00%, 12/17/15	Mexico	76,970[i] MXN	697,721
6.25%, 6/16/16	Mexico	20,090[i] MXN	176,220
Government of Poland,			
5.00%, 10/24/13	Poland	7,130,000 PLN	2,278,876
5.75%, 4/25/14	Poland	14,100,000 PLN	4,591,118
5.50%, 4/25/15	Poland	945,000 PLN	315,234
[d]FRN, 3.98%, 1/25/17	Poland	1,338,000 PLN	425,194
[d]FRN, 3.98%, 1/25/21	Poland	1,356,000 PLN	427,913
Strip, 7/25/13	Poland	8,490,000 PLN	2,669,722
Strip, 1/25/14	Poland	2,055,000 PLN	636,570
Government of Sri Lanka,			
A, 7.50%, 8/01/13	Sri Lanka	3,400,000 LKR	26,642
A, 7.00%, 3/01/14	Sri Lanka	470,000 LKR	3,598
A, 11.25%, 7/15/14	Sri Lanka	11,700,000 LKR	92,650
A, 11.75%, 3/15/15	Sri Lanka	80,000 LKR	639
A, 6.50%, 7/15/15	Sri Lanka	2,060,000 LKR	14,847
A, 11.00%, 8/01/15	Sri Lanka	13,400,000 LKR	105,784
A, 6.40%, 8/01/16	Sri Lanka	1,500,000 LKR	10,347
A, 9.00%, 5/01/21	Sri Lanka	4,890,000 LKR	33,188
B, 11.75%, 4/01/14	Sri Lanka	450,000 LKR	3,573
B, 6.60%, 6/01/14	Sri Lanka	500,000 LKR	3,775
C, 8.50%, 4/01/18	Sri Lanka	2,890,000 LKR	20,403
D, 8.50%, 6/01/18	Sri Lanka	1,960,000 LKR	13,756
Government of Sweden,			
1.50%, 8/30/13	Sweden	19,400,000 SEK	2,998,504
6.75%, 5/05/14	Sweden	46,000,000 SEK	7,508,287
Government of the Philippines, senior note, 6.25%, 1/27/14	Philippines	12,690,000 PHP	318,971
Government of Venezuela, 10.75%, 9/19/13	Venezuela	35,000	35,772
Korea Finance Corp., senior note, 2.25%, 8/07/17	South Korea	3,500,000	3,562,352
Korea Monetary Stabilization Bond,			
senior bond, 3.76%, 6/02/13	South Korea	186,990,000 KRW	169,865
senior bond, 3.90%, 8/02/13	South Korea	350,600,000 KRW	319,281
senior bond, 3.59%, 10/02/13	South Korea	327,230,000 KRW	298,150
senior bond, 3.48%, 12/02/13	South Korea	560,960,000 KRW	511,862
senior bond, 3.47%, 2/02/14	South Korea	771,290,000 KRW	704,554
senior bond, 3.59%, 4/02/14	South Korea	1,133,560,000 KRW	1,038,239
senior bond, 2.47%, 4/02/15	South Korea	116,000,000 KRW	105,142

78 | Semiannual Report

Semiannual Report | 79

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

80 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Semiannual Report | 81

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

82 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[d]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)**			
FHLMC, 2.765%, 6/01/35	United States	749,213	$ 805,309
FHLMC, 2.864%, 11/01/35	United States	472,629	507,204
FHLMC, 2.906%, 10/01/32	United States	92,108	98,802
FHLMC, 2.908%, 6/01/37	United States	4,397,447	4,750,256
FHLMC, 2.966%, 10/01/33	United States	36,270	38,940
FHLMC, 5.207%, 4/01/38	United States	7,575	8,073
[h]FHLMC, 5.459%, 5/01/37	United States	79,758	86,171
[h]FHLMC, 6.015%, 9/01/37	United States	35,346	38,430
			9,102,069
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%			
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	461,952	490,396
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	178,136	196,728
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	731,316	785,207
			1,472,331
[d]**Federal National Mortgage Association (FNMA) Adjustable Rate 3.6%**			
FNMA, 1.527%, 7/01/24	United States	394,444	402,114
FNMA, 1.578%, 6/01/40	United States	46,613	48,568
FNMA, 1.677%, 5/01/33	United States	13,073	13,333
FNMA, 1.813%, 3/01/33	United States	40,679	42,429
FNMA, 1.841%, 6/01/34	United States	13,846	14,119
FNMA, 1.921%, 6/01/36	United States	28,831	30,291
FNMA, 1.931%, 11/01/32	United States	130,342	132,305
FNMA, 1.986%, 1/01/35	United States	781,630	823,431
FNMA, 2.002%, 4/01/35	United States	26,762	28,626
FNMA, 2.02%, 4/01/35	United States	20,134	20,510
FNMA, 2.023%, 4/01/34 - 5/01/34	United States	311,336	313,634
FNMA, 2.029%, 4/01/33	United States	34,855	35,427
FNMA, 2.035%, 9/01/35	United States	103,355	109,336
FNMA, 2.038%, 4/01/33	United States	9,661	10,258
FNMA, 2.039%, 9/01/33	United States	35,408	37,330
FNMA, 2.05%, 8/01/34	United States	58,750	62,040
FNMA, 2.091%, 10/01/27	United States	32,112	32,910
FNMA, 2.101%, 11/01/33	United States	21,676	23,040
FNMA, 2.104%, 8/01/34	United States	3,427	3,475
FNMA, 2.138%, 7/01/34	United States	38,903	41,251
FNMA, 2.147%, 11/01/34	United States	71,287	76,129
FNMA, 2.163%, 10/01/35	United States	58,466	61,801
FNMA, 2.183%, 2/01/35	United States	10,624	11,196
FNMA, 2.211%, 7/01/17	United States	1,129	1,135
FNMA, 2.249%, 3/01/17 - 10/01/20	United States	5,400	5,424
FNMA, 2.25%, 8/01/17 - 2/01/18	United States	4,993	5,031
FNMA, 2.255%, 8/01/19	United States	34,450	36,901
FNMA, 2.291%, 7/01/35	United States	185,739	195,446
FNMA, 2.30%, 12/01/34	United States	3,215	3,362
FNMA, 2.317%, 3/01/35	United States	42,425	44,874

Semiannual Report | 83

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[d]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)			
FNMA, 2.32%, 10/01/31 - 6/01/32	United States	763,577	$ 803,303
FNMA, 2.339%, 9/01/38	United States	151,773	161,643
FNMA, 2.34%, 9/01/35	United States	15,790	16,828
[h]FNMA, 2.383%, 8/01/35	United States	104,488	110,983
FNMA, 2.409%, 3/01/18	United States	5,695	5,996
FNMA, 2.415%, 3/01/34	United States	23,392	24,274
FNMA, 2.417%, 1/01/33	United States	6,104	6,532
FNMA, 2.425%, 5/01/34	United States	546,101	580,660
FNMA, 2.44%, 7/01/27	United States	5,710	6,033
FNMA, 2.453%, 1/01/35	United States	387,540	414,869
FNMA, 2.455%, 2/01/36	United States	4,251,218	4,494,664
FNMA, 2.466%, 4/01/35	United States	140,014	141,642
FNMA, 2.473%, 3/01/34	United States	430,191	457,641
FNMA, 2.509%, 11/01/36	United States	92,294	98,290
FNMA, 2.517%, 4/01/37	United States	49,077	52,606
FNMA, 2.521%, 8/01/35	United States	112,586	120,113
FNMA, 2.537%, 1/01/35	United States	764,608	821,401
FNMA, 2.559%, 3/01/35	United States	973,961	1,042,220
FNMA, 2.573%, 11/01/32	United States	126,359	134,610
FNMA, 2.581%, 5/01/36	United States	649,055	695,297
FNMA, 2.607%, 2/01/34	United States	18,590	19,781
[h]FNMA, 2.61%, 4/01/36	United States	75,195	80,298
FNMA, 2.631%, 9/01/35	United States	260,339	275,672
FNMA, 2.637%, 1/01/37	United States	625,604	669,066
FNMA, 2.642%, 11/01/33	United States	824,392	879,423
FNMA, 2.649%, 4/01/33	United States	74,641	79,770
FNMA, 2.658%, 9/01/35 - 11/01/36	United States	11,126,954	11,889,237
FNMA, 2.67%, 2/01/36	United States	1,293,110	1,387,978
FNMA, 2.674%, 9/01/34	United States	353,642	378,383
FNMA, 2.708%, 4/01/32	United States	93,304	94,182
FNMA, 2.75%, 8/01/16 - 2/01/18	United States	12,300	12,976
FNMA, 2.756%, 5/01/34	United States	553,703	591,299
[h]FNMA, 2.782%, 2/01/36	United States	76,105	82,355
FNMA, 2.808%, 4/01/36	United States	10,791,068	11,554,389
FNMA, 2.83%, 6/01/35	United States	510,703	546,169
FNMA, 2.837%, 1/01/35	United States	22,537	24,212
FNMA, 2.871%, 6/01/35	United States	836,978	897,749
FNMA, 2.925%, 5/01/18	United States	35,406	37,926
FNMA, 3.01%, 9/01/33	United States	16,551	17,701
FNMA, 3.05%, 2/01/33	United States	1,237	1,322
FNMA, 3.101%, 11/01/32	United States	43,544	43,848
FNMA, 4.105%, 8/01/33	United States	68,006	73,221
FNMA, 4.25%, 12/01/25	United States	820	855
FNMA, 5.605%, 2/01/36	United States	34,948	37,910

84 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[d]**Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**			
FNMA, 5.75%, 11/01/24	United States	2,006	$ 2,041
FNMA, 5.831%, 9/01/37	United States	9,607	10,430
			42,543,524
Federal National Mortgage Association (FNMA) Fixed Rate 1.8%			
FNMA 15 Year, 3.50%, 10/01/25	United States	3,611,968	3,840,190
FNMA 15 Year, 4.00%, 12/01/25	United States	6,369,497	6,811,514
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	10,415,224	11,283,552
FNMA 30 Year, 5.00%, 3/01/38	United States	198,676	215,154
			22,150,410
[d]**Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**[†]			
GNMA, 1.75%, 4/20/26 - 9/20/26	United States	46,969	49,267
Total Mortgage-Backed Securities (Cost $73,734,365)			75,317,601
Municipal Bonds 1.4%			
[d]California State Judgment Trust COP, FRN, 1.634%, 6/01/15	United States	2,000,000	1,937,160
California State Public Works Board Lease Revenue, Various Capital Projects, Series E, 3.183%, 12/01/14	United States	3,035,000	3,107,142
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.107%, 7/01/18	United States	2,000,000	2,015,320
Illinois State GO,			
Build America Bonds, 4.55%, 7/01/14	United States	1,000,000	1,033,080
4.026%, 3/01/14	United States	2,000,000	2,046,720
New Jersey EDA Revenue, School Facilities, Refunding, 3.102%, 9/01/13	United States	3,000,000	3,026,730
Riverside County RDA Tax Allocation, Housing, Series A-T,			
5.00%, 10/01/14	United States	1,030,000	1,051,342
6.00%, 10/01/15	United States	1,075,000	1,125,170
6.25%, 10/01/16	United States	1,140,000	1,213,131
Total Municipal Bonds (Cost $16,178,318)			16,555,795

	Counterparty	Notional Amount*	
Options Purchased 0.0%[†]			
Calls — Over-the-Counter			
Credit Default Swaptions 0.0%[†]			
Buy protection on CDX.NA.HY.20, Premium Rate 5.00%, Strike Price $98.50, Expires 6/19/13	FBCO	15,000,000	6,045
Currency Options 0.0%[†]			
AUD/USD, July Strike Price 1.05 AUD, Expires 7/15/13	DBAB	8,500,000 AUD	47,175
			53,220

Semiannual Report | 85

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

86 | Semiannual Report

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Statement of Investments, April 30, 2013 (unaudited) (continued)

Semiannual Report | 87

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Franklin Low Duration Total Return Fund

At April 30, 2013, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	CITI	Sell	4,238	$ 5,296	8/09/13	$ —	$ (288)
Euro	MSCO	Sell	150,593	191,897	8/15/13	—	(6,544)
Euro	DBAB	Sell	43,385	53,844	8/15/13	—	(3,326)
Euro	DBAB	Sell	29,600	36,656	8/20/13	—	(2,351)
Euro	BZWS	Sell	12,954	16,221	8/23/13	—	(850)
Euro	UBSW	Sell	15,642	19,571	8/26/13	—	(1,043)
Euro	BZWS	Sell	2,400	3,007	8/26/13	—	(156)
Malaysian Ringgit	JPHQ	Buy	90,000	28,590	8/27/13	734	—
Euro	DBAB	Sell	565,141	710,300	8/28/13	—	(34,482)
Euro	JPHQ	Sell	29,904	37,671	8/29/13	—	(1,739)
Philippine Peso	JPHQ	Buy	94,860,000	2,235,156	9/04/13	59,607	—
Euro	DBAB	Sell	282,500	362,843	9/11/13	—	(9,498)
Euro	BZWS	Sell	23,345	29,968	9/12/13	—	(802)
Euro	BZWS	Sell	115,098	149,012	9/16/13	—	(2,696)
Euro	UBSW	Sell	66,188	85,634	9/17/13	—	(1,607)
Euro	BZWS	Sell	24,226	31,913	9/19/13	—	(20)
Singapore Dollar	JPHQ	Buy	304,000	248,528	9/19/13	—	(1,728)
Singapore Dollar	DBAB	Buy	429,000	343,695	9/19/13	4,587	—
Euro	BZWS	Sell	16,837	21,884	9/24/13	—	(309)
British Pound	DBAB	Sell	53,750	84,226	10/01/13	798	—
Philippine Peso	HSBC	Buy	2,376,000	56,959	10/04/13	493	—
Philippine Peso	DBAB	Buy	2,962,000	70,861	10/04/13	761	—
Philippine Peso	HSBC	Buy	3,543,000	85,191	10/07/13	476	—
Philippine Peso	HSBC	Buy	2,044,000	49,181	10/11/13	239	—
Philippine Peso	JPHQ	Buy	1,160,000	27,924	10/11/13	122	—
Philippine Peso	DBAB	Buy	693,000	16,651	10/16/13	103	—
Euro	HSBC	Sell	6,000	7,800	10/17/13	—	(110)
Malaysian Ringgit	JPHQ	Buy	108,000	34,766	10/18/13	295	—
Singapore Dollar	JPHQ	Buy	310,000	250,505	10/21/13	1,174	—
Chilean Peso	CITI	Buy	47,586,000	97,793	10/28/13	779	—
Japanese Yen	DBAB	Sell	59,567,300	745,962	10/29/13	134,088	—
Chilean Peso	MSCO	Buy	457,429,000	936,012	10/30/13	11,309	—
Euro	DBAB	Sell	82,500	110,921	11/04/13	2,136	—
Danish Krone	DBAB	Sell	30,600,000	5,290,456	11/06/13	—	(126,804)
Japanese Yen	JPHQ	Sell	55,436,000	700,812	11/13/13	131,286	—
Euro	MSCO	Sell	150,590	192,126	11/15/13	—	(6,464)
Malaysian Ringgit	DBAB	Buy	93,480	30,000	11/19/13	284	—
Japanese Yen	UBSW	Sell	172,318,944	2,134,034	11/20/13	363,574	—
Malaysian Ringgit	HSBC	Buy	48,000	15,379	11/20/13	170	—
Euro	DBAB	Sell	761,324	990,064	11/29/13	—	(14,066)
Euro	MSCO	Sell	827,000	1,076,961	12/03/13	—	(13,832)
Malaysian Ringgit	DBAB	Buy	134,200	43,384	1/08/14	—	(47)
Danish Krone	DBAB	Sell	46,800,000	8,264,171	1/09/14	—	(28,463)
Euro	UBSW	Sell	747,003	978,095	1/13/14	—	(7,565)
Malaysian Ringgit	JPHQ	Buy	25,000	8,147	1/16/14	—	(78)

Semiannual Report | 89

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	CITI	Sell	352,000	$ 471,141	1/28/14	$ 6,616	$ —
Euro	DBAB	Sell	2,433,523	3,266,667	1/30/14	55,150	—
Euro	DBAB	Sell	890,000	1,200,610	1/31/14	26,068	—
Euro	DBAB	Sell	3,300,000	4,483,545	2/03/14	128,379	—
Japanese Yen	DBAB	Sell	49,843,920	547,856	2/04/14	35,335	—
Euro	DBAB	Sell	5,000,000	6,768,500	2/05/14	169,640	—
Euro	DBAB	Sell	2,116,000	2,744,142	2/06/14	—	(48,522)
Canadian Dollar	CITI	Buy	259,000	256,405	2/11/14	—	(985)
Chilean Peso	BZWS	Buy	315,400,000	639,497	2/11/14	5,976	—
Canadian Dollar	DBAB	Buy	194,000	191,467	2/12/14	—	(153)
Japanese Yen	JPHQ	Sell	77,183,000	830,254	2/12/14	36,546	—
Japanese Yen	HSBC	Sell	77,220,000	830,215	2/12/14	36,127	—
Japanese Yen	JPHQ	Sell	51,220,000	553,449	2/13/14	26,724	—
Japanese Yen	CITI	Sell	102,300,000	1,107,053	2/13/14	55,043	—
Canadian Dollar	DBAB	Buy	130,000	128,180	2/14/14	15	—
Japanese Yen	JPHQ	Sell	51,250,000	553,504	2/18/14	26,440	—
Canadian Dollar	DBAB	Buy	260,000	256,115	2/19/14	246	—
Japanese Yen	CITI	Sell	51,090,000	553,530	2/19/14	28,106	—
Japanese Yen	GSCO	Sell	51,310,000	553,527	2/19/14	25,840	—
Malaysian Ringgit	DBAB	Buy	462,000	146,439	2/19/14	2,400	—
Canadian Dollar	DBAB	Buy	261,000	255,842	2/20/14	1,499	—
Canadian Dollar	BZWS	Buy	262,000	255,805	2/21/14	2,516	—
Canadian Dollar	BZWS	Buy	131,000	127,511	2/24/14	1,641	—
Canadian Dollar	BZWS	Buy	211,000	204,339	2/25/14	3,680	—
Canadian Dollar	DBAB	Buy	132,000	127,949	2/25/14	2,186	—
Euro	DBAB	Sell	298,775	395,091	2/25/14	703	—
Japanese Yen	BZWS	Sell	25,620,000	276,752	2/25/14	13,250	—
Canadian Dollar	BZWS	Buy	185,000	178,904	2/26/14	3,479	—
Japanese Yen	BZWS	Sell	51,190,000	553,498	2/27/14	26,997	—
Japanese Yen	DBAB	Sell	17,117,000	187,001	2/27/14	10,948	—
Canadian Dollar	HSBC	Buy	132,000	127,398	3/06/14	2,711	—
Canadian Dollar	BZWS	Buy	165,000	158,881	3/07/14	3,752	—
Canadian Dollar	HSBC	Buy	144,000	138,414	3/07/14	3,521	—
Euro	DBAB	Sell	419,300	544,130	3/18/14	—	(9,462)
Euro	JPHQ	Sell	125,800	164,829	3/19/14	—	(1,263)
Singapore Dollar	HSBC	Buy	490,000	392,770	3/19/14	5,170	—
Euro	JPHQ	Sell	210,000	272,998	3/20/14	—	(4,265)
Chilean Peso	JPHQ	Buy	191,826,250	387,920	3/21/14	2,943	—
Euro	JPHQ	Sell	210,000	271,747	3/21/14	—	(5,519)
Euro	JPHQ	Sell	210,000	272,764	3/24/14	—	(4,510)
Euro	JPHQ	Sell	168,000	217,494	3/25/14	—	(4,327)
Euro	DBAB	Sell	3,416,550	4,385,725	3/26/14	—	(125,405)
Australian Dollar	DBAB	Buy	4,918,691	5,021,000	3/31/14	—	(38,861)
Euro	DBAB	Sell	3,430,424	4,423,257	3/31/14	—	(106,403)
Euro	DBAB	Sell	2,185,000	2,808,053	4/03/14	—	(77,184)
Euro	DBAB	Sell	1,689,780	2,217,025	4/10/14	—	(14,432)

90 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MSCO	Buy	33,100,000	$ 67,668	4/14/14	$ —	$ (410)
Swiss Franc	DBAB	Buy	12,938	14,116	4/16/14	—	(132)
Swiss Franc	DBAB	Sell	12,938	14,378	4/16/14	394	—
Chilean Peso	MSCO	Buy	29,660,000	60,217	4/21/14	3	—
Euro	DBAB	Sell	3,140,425	4,125,212	4/22/14	—	(22,373)
Chilean Peso	JPHQ	Buy	29,522,000	59,430	4/28/14	462	—
British Pound	DBAB	Sell	1,053,750	1,642,796	10/01/14	8,619	—
Euro	DBAB	Sell	2,187,500	2,820,781	10/17/14	—	(73,079)
Euro	DBAB	Sell	82,500	110,938	11/03/14	1,781	—
Euro	DBAB	Sell	1,727,000	2,251,851	2/06/15	—	(35,206)
Swiss Franc	DBAB	Buy	462,938	512,099	4/16/15	—	(8,438)
Swiss Franc	DBAB	Sell	462,938	521,150	4/16/15	17,489	—
Euro	DBAB	Sell	82,500	110,798	11/03/15	1,266	—
Euro	DBAB	Sell	1,727,000	2,259,908	2/05/16	—	(34,970)
Euro	DBAB	Sell	2,360,000	3,106,468	3/01/16	—	(30,292)
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	60,723	—
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	9,844	—
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	21,391	—
Unrealized appreciation (depreciation)						2,640,081	(1,757,129)
Net unrealized appreciation (depreciation)						$ 882,952	

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Buy Protection									
Single Name									
Centex Corp.	FBCO	1,000,000	5.00%	6/20/16	$ (78,636)	$ —	$ (69,895)	$(148,531)	
Centex Corp.	JPHQ	4,000,000	5.00%	6/20/16	(376,500)	—	(217,625)	(594,124)	
Constellation Brands Inc.	DBAB	1,600,000	5.00%	6/20/17	(204,033)	—	(40,780)	(244,813)	
D.R. Horton Inc.	CITI	1,500,000	5.00%	6/20/17	(169,620)	—	(58,207)	(227,826)	
D.R. Horton Inc.	JPHQ	2,400,000	5.00%	3/20/16	(267,892)	—	(21,828)	(289,721)	
Dean Foods Co.	JPHQ	3,500,000	5.00%	6/20/16	(325,658)	—	(78,255)	(403,912)	
Embarq Corp.	BZWS	3,000,000	5.00%	6/20/16	(243,435)	—	(149,697)	(393,132)	
First Data Corp.	BZWS	1,950,000	5.00%	3/20/15	(81,494)	—	(29,744)	(111,238)	
First Data Corp.	DBAB	650,000	5.00%	3/20/15	(29,624)	—	(7,455)	(37,079)	
Government of Ireland	MSCO	2,000,000	1.00%	3/20/15	228,431	—	(241,054)	(12,623)	
HCA Inc.	GSCO	5,000,000	5.00%	9/20/13	(91,093)	—	(4,372)	(95,466)	
Hilton Worldwide Inc.	FBCO	3,000,000	5.00%	12/20/13	(23,540)	—	(57,856)	(81,395)	
Intelsat Investments SA	GSCO	2,000,000	5.00%	12/20/13	(42,539)	—	(19,014)	(61,553)	
The Kroger Co.	CITI	500,000	1.00%	6/20/17	(3,169)	—	(7,115)	(10,283)	
The Kroger Co.	FBCO	1,500,000	1.00%	6/20/17	(11,888)	—	(18,963)	(30,851)	
Merrill Lynch & Co. Inc.	FBCO	4,000,000	5.00%	9/20/14	(258,965)	—	(3,890)	(262,855)	

Semiannual Report | 91

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Low Duration Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Buy Protection *(continued)*									
Single Name *(continued)*									
Merrill Lynch & Co. Inc.	FBCO	2,000,000	1.00%	9/20/17	$ 4,214	$ —	$ (6,398)	$ (2,184)	
Morgan Stanley	FBCO	10,000,000	5.00%	6/20/14	(517,631)	—	(18,279)	(535,912)	
The New York Times Co.	GSCO	2,000,000	5.00%	12/20/16	(125,942)	—	(133,812)	(259,753)	
RH Donnelley Inc.	JPHQ	400,000	5.00%	12/20/14	32,703	51,297	—	84,000	
RPM International Inc.	UBSW	4,000,000	5.00%	12/20/13	(111,299)	—	(16,191)	(127,491)	
Toll Brothers, Inc.	GSCO	2,500,000	5.00%	3/20/14	(73,956)	—	(32,685)	(106,642)	
Toll Brothers, Inc.	MSCO	500,000	5.00%	3/20/14	(13,057)	—	(8,271)	(21,328)	
Windstream Corp.	GSCO	7,000,000	5.00%	9/20/13	(124,579)	—	(6,326)	(130,904)	
Contracts to Sell Protection[d]									
Single Name									
Bank of America Corp.	FBCO	2,000,000	1.00%	9/20/17	(4,214)	204	—	(4,010)	A-
Berkshire Hathaway Inc.	BZWS	5,000,000	1.00%	9/20/17	(64,703)	131,371	—	66,668	AA
First Data Corp.	BZWS	1,500,000	5.00%	3/20/16	—	38,235	—	38,235	B-
First Data Corp.	DBAB	500,000	5.00%	3/20/16	(2,547)	15,292	—	12,745	B-
PSEG Power LLC	FBCO	1,500,000	1.00%	6/20/17	(57,015)	51,060	—	(5,955)	BBB+
Government of Lithuania	FBCO	250,000	1.00%	6/20/16	(7,048)	10,160	—	3,112	BB+
Safeway Inc.	FBCO	2,000,000	1.00%	6/20/17	(83,243)	58,381	—	(24,862)	BBB
Traded Index									
CMBX.NA.AJ.2	FBCO	3,600,000	1.09%	3/15/49	(501,939)	66,926	—	(435,012)	Below Investment Grade
LCDX.NA.19	BZWS	6,762,000	2.50%	12/20/17	95,822	233,825	—	329,648	Below Investment Grade
LCDX.NA.20	FBCO	7,600,000	2.50%	6/20/18	218,359	55,411	—	273,770	Below Investment Grade
Unrealized appreciation (depreciation)						$712,162	(1,247,712)		
Net unrealized appreciation (depreciation)							$ (535,550)		

[a]Positions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund.

The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

Counterparty	Collateral Posted (Received)
BZWS	$ 240,000
CITI	230,000
DBAB	(740,000)
FBCO	1,140,000
GSCO	730,000
JPHQ	800,000
MSCO	(610,200)
UBSW	(259,250)
Total collateral	$1,530,550

92 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Investors Securities Trust

Financial Highlights

Franklin Total Return Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.53	$10.32	$10.33	$ 9.65	$8.60	$9.92
Income from investment operations[a]:						
Net investment income	0.117	0.297	0.353	0.401	0.480	0.449
Net realized and unrealized gains (losses)	0.114	0.472	0.074	0.710	1.190	(1.289)
Total from investment operations	0.231	0.769	0.427	1.111	1.670	(0.840)
Less distributions from:						
Net investment income and net foreign currency gains	(0.201)	(0.447)	(0.380)	(0.431)	(0.620)	(0.480)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—	—
Total distributions	(0.361)	(0.559)	(0.437)	(0.431)	(0.620)	(0.480)
Redemption fees[b]	—	—	—	—	—	—[c]
Net asset value, end of period	$10.40	$10.53	$10.32	$10.33	$9.65	$8.60
Total return[d]	2.25%	7.74%	4.26%	11.81%	20.25%	(8.79)%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	0.89%	0.92%	0.93%	0.95%	1.01%	1.01%
Expenses net of waiver and payments by affiliates	0.88%	0.88%	0.88%[f]	0.87%[f]	0.85%[f]	0.85%[f]
Net investment income	2.21%	2.69%	3.45%	4.14%	4.75%	4.68%
Supplemental data						
Net assets, end of period (000's)	$3,423,713	$3,134,211	$2,245,312	$1,867,411	$1,244,157	$780,551
Portfolio turnover rate	155.90%	314.62%	255.55%	131.91%	187.73%	300.07%
Portfolio turnover rate excluding mortgage dollar rolls[g]	47.65%	122.04%	98.96%	53.26%	59.67%	68.00%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.51	$10.31	$10.32	$ 9.65	$8.60	$9.91
Income from investment operations[a]:						
Net investment income	0.094	0.253	0.313	0.357	0.473	0.406
Net realized and unrealized gains (losses)	0.127	0.467	0.076	0.706	1.163	(1.275)
Total from investment operations	0.221	0.720	0.389	1.063	1.636	(0.869)
Less distributions from:						
Net investment income and net foreign currency gains	(0.181)	(0.408)	(0.342)	(0.393)	(0.586)	(0.441)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—	—
Total distributions	(0.341)	(0.520)	(0.399)	(0.393)	(0.586)	(0.441)
Redemption fees[b]	—	—	—	—	—	—[c]
Net asset value, end of period	$10.39	$10.51	$10.31	$10.32	$9.65	$8.60
Total return[d]	2.15%	7.25%	3.88%	11.40%	19.67%	(9.15)%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	1.29%	1.32%	1.33%	1.35%	1.41%	1.41%
Expenses net of waiver and payments by affiliates	1.28%	1.28%	1.28%[f]	1.27%[f]	1.25%[f]	1.25%[f]
Net investment income	1.81%	2.29%	3.05%	3.74%	4.35%	4.28%
Supplemental data						
Net assets, end of period (000's)	$597,639	$571,206	$394,777	$366,888	$237,596	$103,564
Portfolio turnover rate	155.90%	314.62%	255.55%	131.91%	187.73%	300.07%
Portfolio turnover rate excluding mortgage dollar rolls[g]	47.65%	122.04%	98.96%	53.26%	59.67%	68.00%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(h) regarding mortgage dollar rolls.

// Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Class R	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.52	$10.32	$10.33	$ 9.65	$8.60	$9.92
Income from investment operations[a]:						
Net investment income	0.101	0.255	0.330	0.390	0.425	0.422
Net realized and unrealized gains (losses)	0.128	0.480	0.073	0.698	1.224	(1.286)
Total from investment operations	0.229	0.735	0.403	1.088	1.649	(0.864)
Less distributions from:						
Net investment income and net foreign currency gains	(0.189)	(0.423)	(0.356)	(0.408)	(0.599)	(0.456)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—	—
Total distributions	(0.349)	(0.535)	(0.413)	(0.408)	(0.599)	(0.456)
Redemption fees[b]	—	—	—	—	—	—[c]
Net asset value, end of period	$10.40	$10.52	$10.32	$10.33	$9.65	$8.60
Total return[d]	2.22%	7.39%	4.02%	11.55%	19.97%	(9.01)%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	1.14%	1.17%	1.18%	1.20%	1.26%	1.26%
Expenses net of waiver and payments by affiliates	1.13%	1.13%	1.13%[f]	1.12%[f]	1.10%[f]	1.10%[f]
Net investment income	1.96%	2.44%	3.20%	3.89%	4.50%	4.43%
Supplemental data						
Net assets, end of period (000's)	$76,830	$87,235	$84,708	$86,750	$85,024	$68,775
Portfolio turnover rate	155.90%	314.62%	255.55%	131.91%	187.73%	300.07%
Portfolio turnover rate excluding mortgage dollar rolls[g]	47.65%	122.04%	98.96%	53.26%	59.67%	68.00%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Financial Highlights *(continued)*

Franklin Total Return Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$10.55	$10.34	$10.35	$ 9.67	$8.61	$9.93
Income from investment operations[a]:						
Net investment income and net foreign currency gains	0.133	0.319	0.380	0.431	0.517	0.479
Net realized and unrealized gains (losses)	0.121	0.474	0.071	0.705	1.186	(1.295)
Total from investment operations	0.254	0.793	0.451	1.136	1.703	(0.816)
Less distributions from:						
Net investment income and net foreign currency gains	(0.214)	(0.471)	(0.404)	(0.456)	(0.643)	(0.504)
Net realized gains	(0.160)	(0.112)	(0.057)	—	—	—
Total distributions	(0.374)	(0.583)	(0.461)	(0.456)	(0.643)	(0.504)
Redemption fees[b]	—	—	—	—	—	—[c]
Net asset value, end of period	$10.43	$10.55	$10.34	$10.35	$9.67	$8.61
Total return[d]	2.47%	7.98%	4.50%	12.17%	20.52%	(8.64)%
Ratios to average net assets[e]						
Expenses before waiver and payments by affiliates	0.64%	0.67%	0.68%	0.70%	0.76%	0.76%
Expenses net of waiver and payments by affiliates	0.63%	0.63%	0.63%[f]	0.62%[f]	0.60%[f]	0.60%[f]
Net investment income	2.46%	2.94%	3.70%	4.39%	5.00%	4.93%
Supplemental data						
Net assets, end of period (000's)	$1,650,355	$1,482,994	$1,158,243	$972,218	$668,955	$345,256
Portfolio turnover rate	155.90%	314.62%	255.55%	131.91%	187.73%	300.07%
Portfolio turnover rate excluding mortgage dollar rolls[g]	47.65%	122.04%	98.96%	53.26%	59.67%	68.00%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[d]Total return is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]See Note 1(h) regarding mortgage dollar rolls.

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited)

98 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Banks 3.5%			
AIB Mortgage Bank, secured note, 2.625%, 7/29/16	Ireland	9,400,000 EUR	$ 12,665,241
[f]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	8,500,000	9,300,530
Barclays Bank PLC, senior note, 5.125%, 1/08/20	United Kingdom	8,000,000	9,359,840
BB&T Corp.,			
senior note, 6.85%, 4/30/19	United States	6,800,000	8,715,030
sub. note, 3.95%, 3/22/22	United States	10,000,000	10,876,970
CIT Group Inc., senior note,			
5.375%, 5/15/20	United States	1,700,000	1,925,250
5.00%, 8/15/22	United States	4,000,000	4,494,820
Compagnie de Financement Foncier SA, secured note, 2.375%, 11/21/22	France	10,000,000 EUR	13,842,929
Discover Bank, sub. note, 8.70%, 11/18/19	United States	948,000	1,275,415
Fifth Third Capital Trust IV, junior sub. note, 6.50% to 4/15/17, FRN thereafter, 4/15/67	United States	3,000,000	3,020,610
[f]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	7,500,000	7,846,762
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000	3,814,764
[g]HSBK (Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	3,850,000	4,169,165
[f]ING Bank NV,			
secured note, 144A, 2.625%, 12/05/22	Netherlands	11,100,000	11,260,006
[h]senior note, 144A, FRN, 1.924%, 9/25/15	Netherlands	14,000,000	14,270,550
Nykredit Realkredit AS, secured note,			
2.00%, 1/01/16	Denmark	90,000,000 DKK	16,559,927
4.00%, 1/01/16	Denmark	45,000,000 DKK	8,701,439
PNC Funding Corp., senior note, 5.125%, 2/08/20	United States	7,000,000	8,310,022
Realkredit Danmark AS, secured note, 10S, 4.00%, 1/01/16	Denmark	45,000,000 DKK	8,700,246
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	4,500,000	4,973,103
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000	1,186,625
Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	5,000,000 EUR	7,509,305
[f]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000	9,961,100
SVB Financial Group, senior note, 5.375%, 9/15/20	United States	6,000,000	6,882,822
[h,i]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	10,600,000	10,666,250
Wells Fargo & Co., senior note, 3.625%, 4/15/15	United States	1,000,000	1,057,431
			201,346,152
Capital Goods 0.9%			
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000	2,881,875
General Electric Co., senior note, 2.70%, 10/09/22	United States	7,600,000	7,844,659
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14	United States	3,900,000	4,213,162
NBCUniversal Media LLC, senior bond, 2.875%, 1/15/23	United States	11,400,000	11,748,076

Semiannual Report | 99

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) (continued)

Franklin Total Return Fund

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods (continued)			
[f]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000	$ 14,463,120
United Technologies Corp., senior note, 3.10%, 6/01/22	United States	12,700,000	13,540,842
			54,691,734
Consumer Durables & Apparel 1.0%			
Centex Corp., senior note, 6.50%, 5/01/16	United States	19,795,000	22,764,250
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000	7,656,250
Lennar Corp., senior note, 5.60%, 5/31/15	United States	7,692,000	8,307,360
The Ryland Group Inc., senior note, 5.375%, 1/15/15	United States	4,750,000	5,040,937
Toll Brothers Finance Corp., senior note,			
4.95%, 3/15/14	United States	6,923,000	7,105,719
5.15%, 5/15/15	United States	2,010,000	2,129,903
Visant Corp., senior note, 10.00%, 10/01/17	United States	3,000,000	2,925,000
			55,929,419
Consumer Services 0.3%			
[f]Caesars Operating Escrow LLC/Corp., first lien, 144A, 9.00%, 2/15/20	United States	2,000,000	1,980,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	4,500,000	4,781,250
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	4,000,000	4,400,000
[f]144A, 6.75%, 10/01/20	United States	400,000	440,000
[f]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,500,000	1,515,000
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,522,150
			16,638,400
Diversified Financials 4.5%			
Ally Financial Inc., senior note,			
6.25%, 12/01/17	United States	500,000	569,375
7.50%, 9/15/20	United States	5,800,000	7,184,750
American Express Centurion, senior note, 5.95%, 6/12/17	United States	800,000	947,246
American Express Co., senior note, 7.00%, 3/19/18	United States	4,300,000	5,398,844
American Express Credit Corp., senior note, 5.375%, 10/01/14	United States	4,400,000 GBP	7,253,151
Bank of America Corp.,			
[i]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	8,000,000	9,150,000
senior note, 4.75%, 8/01/15	United States	8,000,000	8,618,400
senior note, 5.625%, 10/14/16	United States	8,400,000	9,483,298
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	6,118,830
Citigroup Inc.,			
senior note, 6.50%, 8/19/13	United States	174,000	177,127
senior note, 5.375%, 8/09/20	United States	2,589,000	3,092,467
senior note, 8.125%, 7/15/39	United States	4,400,000	6,729,747
sub. note, 4.05%, 7/30/22	United States	8,900,000	9,270,489

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials (continued)			
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	$ 982,883
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000	3,199,181
General Electric Capital Corp., senior note,			
5.625%, 5/01/18	United States	500,000	595,412
6.00%, 8/07/19	United States	8,000,000	9,815,448
A, 8.50%, 4/06/18	United States	135,000,000 MXN	12,669,988
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000	964,000
The Goldman Sachs Group Inc.,			
senior bond, 5.375%, 3/15/20	United States	10,000,000	11,686,020
senior note, 2.375%, 1/22/18	United States	4,700,000	4,795,767
[f]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%, 1/13/17	Hong Kong	9,500,000	10,113,510
International Lease Finance Corp., senior note, 8.25%, 12/15/20	United States	800,000	1,002,000
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	10,000,000 EUR	13,514,741
JPMorgan Chase & Co.,			
6.30%, 4/23/19	United States	7,500,000	9,244,657
[i]junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	6,500,000	7,580,774
senior note, 4.375%, 1/30/14	United States	4,700,000 EUR	6,371,670
senior note, 4.25%, 10/15/20	United States	9,000,000	10,098,243
senior note, 3.25%, 9/23/22	United States	11,400,000	11,699,204
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000	3,552,810
[f]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	5,900,000	7,114,132
Merrill Lynch & Co. Inc., senior note, 6.875%, 4/25/18	United States	12,000,000	14,605,368
Morgan Stanley, senior note,			
6.00%, 4/28/15	United States	2,140,000	2,333,210
5.50%, 1/26/20	United States	10,000,000	11,653,370
[h]FRN, 2.792%, 5/14/13	United States	4,250,000	4,253,162
[f]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	3,000,000	3,217,500
[f]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	9,792,000	10,224,366
[f]Temasek Financial I Ltd., senior bond, 144A, 2.375%, 1/23/23	Singapore	9,500,000	9,390,180
Textron Financial Corp., senior note, 5.125%, 8/15/14	United States	5,126,000	5,356,101
			260,027,421
Energy 4.2%			
Anadarko Petroleum Corp., senior note,			
8.70%, 3/15/19	United States	4,100,000	5,542,659
6.45%, 9/15/36	United States	2,260,000	2,901,099
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000	19,700,485
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	4,000,000	4,280,000

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	6,000,000	$ 6,817,500
6.125%, 2/15/21	United States	500,000	552,500
5.75%, 3/15/23	United States	2,000,000	2,175,000
[f]CNPC HK Overseas Capital Ltd., senior note, 144A, 5.95%, 4/28/41	China	5,700,000	7,147,139
Compagnie Generale de Geophysique-Veritas, senior note,			
7.75%, 5/15/17	France	300,000	310,500
6.50%, 6/01/21	France	6,000,000	6,390,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	6,000,000	7,050,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	6,000,000	6,872,862
Enterprise Products Operating LLC,			
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000	4,064,133
senior note, 3.35%, 3/15/23	United States	17,000,000	17,786,471
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,000,000	3,217,500
[f,i]Gaz Capital SA (OJSC Gazprom), loan participation,			
senior bond, 144A, 6.212%, 11/22/16	Luxembourg	2,800,000	3,151,680
senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	10,147,750
Hess Corp., 7.125%, 3/15/33	United States	500,000	642,543
Kinder Morgan Energy Partners LP, senior bond, 3.45%, 2/15/23	United States	9,700,000	10,077,495
[f]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,500,000	3,905,321
[f]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000	19,323,950
National Oilwell Varco Inc., senior bond, 2.60%, 12/01/22	United States	27,000,000	27,340,497
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	6,000,000	6,427,500
Plains All American Pipeline LP, senior note, 5.75%, 1/15/20	United States	5,000,000	6,076,330
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	600,000	668,250
6.625%, 5/01/21	United States	3,500,000	3,920,000
6.75%, 2/01/22	United States	500,000	567,500
6.875%, 2/15/23	United States	1,000,000	1,143,750
[f]Sabine Pass Liquefaction LLC, 144A, 5.625%, 4/15/23	United States	5,300,000	5,459,000
[f]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	6,000,000	6,405,000
SandRidge Energy Inc., senior note,			
8.125%, 10/15/22	United States	900,000	963,000
7.50%, 2/15/23	United States	400,000	414,000
[f]Sinopec Group Overseas Development 2012 Ltd., senior note, 144A, 2.75%, 5/17/17	China	10,900,000	11,377,420
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	671,253

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Valero Energy Corp., senior note, 9.375%, 3/15/19	United States	9,000,000	$ 12,385,431
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000	5,388,966
[f]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	10,000,000	10,536,430
			241,800,914
Food & Staples Retailing 1.2%			
[f]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000	17,650,165
CVS Caremark Corp.,			
2.75%, 12/01/22	United States	9,400,000	9,494,376
senior note, 5.75%, 6/01/17	United States	585,000	692,381
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	1,600,000	1,836,000
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	3,000,000	3,165,402
[f]Sigma Alimentos SA, senior note, 144A, 5.625%, 4/14/18	Mexico	7,200,000	8,153,712
[f]Tesco PLC, senior note, 144A, 2.70%, 1/05/17	United Kingdom	12,500,000	13,076,125
[f]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	4,600,000	4,614,412
[f]Woolworths Ltd., senior note, 144A, 4.00%, 9/22/20	Australia	7,000,000	7,704,991
			66,387,564
Food, Beverage & Tobacco 2.5%			
Altria Group Inc., senior note, 9.70%, 11/10/18	United States	2,872,000	4,031,162
Anheuser-Busch InBev Worldwide Inc., senior note,			
7.75%, 1/15/19	Belgium	10,000,000	13,208,570
2.50%, 7/15/22	Belgium	15,000,000	15,125,370
Bunge Ltd. Finance Corp.,			
4.10%, 3/15/16	United States	8,000,000	8,562,032
senior note, 5.875%, 5/15/13	United States	2,000,000	2,003,592
senior note, 5.10%, 7/15/15	United States	680,000	733,444
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	7,000,000	8,190,000
Corn Products International Inc., senior note, 4.625%, 11/01/20	United States	5,000,000	5,638,965
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	13,000,000	14,820,000
[f]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	20,000,000	20,039,700
The J.M. Smucker Co., 3.50%, 10/15/21	United States	12,200,000	13,049,071
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	20,000,000	21,368,500
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	16,000,000	16,229,024
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	1,000,000	1,188,434
			144,187,864
Health Care Equipment & Services 1.4%			
Coventry Health Care Inc.,			
senior bond, 5.45%, 6/15/21	United States	5,000,000	5,968,705
senior note, 6.30%, 8/15/14	United States	4,750,000	5,062,788
DENTSPLY International Inc., senior note, 4.125%, 8/15/21	United States	14,000,000	15,067,108

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care Equipment & Services (continued)			
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	10,000,000	$ 11,579,450
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	3,600,000	3,951,000
HCA Inc., senior note,			
6.50%, 2/15/16	United States	5,054,000	5,590,988
5.875%, 5/01/23	United States	5,000,000	5,450,000
Medco Health Solutions Inc.,			
7.125%, 3/15/18	United States	4,500,000	5,623,312
senior note, 4.125%, 9/15/20	United States	3,500,000	3,861,081
WellPoint Inc., senior note, 3.30%, 1/15/23	United States	20,000,000	20,673,740
			82,828,172
Household & Personal Products 0.8%			
Avon Products Inc., senior bond, 5.00%, 3/15/23	United States	8,200,000	8,940,895
Colgate-Palmolive Co., senior note, 2.10%, 5/01/23	United States	30,000,000	29,604,540
Energizer Holdings Inc., senior note, 4.70%, 5/24/22	United States	5,000,000	5,402,545
			43,947,980
Insurance 1.4%			
Aflac Inc., senior note, 8.50%, 5/15/19	United States	6,000,000	8,156,766
CNA Financial Corp., senior note, 5.85%, 12/15/14	United States	10,000,000	10,749,520
[f]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000	13,383,696
Lincoln National Corp., junior sub. deb., 6.05% to 4/20/17, FRN thereafter, 4/20/67	United States	7,200,000	7,326,000
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000	4,490,568
[f]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	3,400,000	3,981,519
Prudential Financial Inc.,			
junior sub. note, 5.875%, 9/15/42	United States	7,000,000	7,581,840
senior note, 4.50%, 11/16/21	United States	8,800,000	9,965,921
Reinsurance Group of America Inc., senior note, 6.45%, 11/15/19	United States	5,700,000	6,933,862
Willis Group Holdings PLC, senior note, 5.75%, 3/15/21	United States	6,700,000	7,650,334
			80,220,026
Materials 2.1%			
[f]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	10,500,000	11,011,140
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	6,000,000	6,386,490
[f]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	700,000	806,750
[f]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	4,000,000	4,375,000
The Dow Chemical Co., senior note, 4.125%, 11/15/21	United States	11,800,000	12,877,848
[f]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
8.25%, 11/01/19	Australia	1,000,000	1,105,000
6.875%, 4/01/22	Australia	5,000,000	5,381,250

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Statement of Investments, April 30, 2013 (unaudited) (continued)

Semiannual Report | 105

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
DISH DBS Corp., (continued)			
senior note, 7.125%, 2/01/16	United States	2,500,000	$ 2,775,000
senior note, 6.75%, 6/01/21	United States	3,000,000	3,255,000
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000	12,987,000
News America Inc.,			
3.00%, 9/15/22	United States	13,400,000	13,621,408
senior bond, 7.90%, 12/01/95	United States	500,000	658,284
senior deb., 7.25%, 5/18/18	United States	2,000,000	2,545,110
senior note, 6.90%, 8/15/39	United States	1,800,000	2,371,090
[f,k]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	1,000,000 EUR	342,342
Time Warner Cable Inc.,			
senior bond, 7.30%, 7/01/38	United States	625,000	811,251
senior note, 6.75%, 7/01/18	United States	8,500,000	10,568,857
Time Warner Inc.,			
7.70%, 5/01/32	United States	550,000	785,714
6.10%, 7/15/40	United States	8,600,000	10,606,681
			98,498,069
Pharmaceuticals, Biotechnology & Life Sciences 1.5%			
[f]AbbVie Inc.,			
senior bond, 144A, 4.40%, 11/06/42	United States	7,900,000	8,389,089
senior note, 144A, 2.90%, 11/06/22	United States	15,000,000	15,341,280
Actavis Inc., senior note, 3.25%, 10/01/22	United States	5,000,000	4,992,665
Gilead Sciences Inc., senior note, 4.50%, 4/01/21	United States	20,000,000	23,090,540
GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	United States	25,000	25,038
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	14,746,235
Teva Pharmaceutical Finance IV BV, senior note, 3.65%, 11/10/21	Israel	10,000,000	10,839,110
[f]Zoetis Inc., senior bond, 144A, 3.25%, 2/01/23	United States	8,300,000	8,540,916
			85,964,873
Real Estate 1.3%			
American Tower Corp., senior bond, 3.50%, 1/31/23	United States	17,700,000	17,921,126
Boston Properties LP, senior note, 5.625%, 11/15/20	United States	4,800,000	5,824,848
Digital Realty Trust LP, 5.875%, 2/01/20	United States	6,400,000	7,495,149
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000	2,351,124
Health Care REIT Inc., senior note, 4.125%, 4/01/19	United States	13,000,000	14,262,326
Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17	United States	5,000,000	5,774,175
Kimco Realty Corp., senior note, 6.875%, 10/01/19	United States	5,000,000	6,372,950
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000	17,076,809
			77,078,507

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Retailing 0.2%			
Dollar General Corp., senior note, 4.125%, 7/15/17	United States	2,800,000	$ 3,067,974
†Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,000,000 EUR	4,092,067
†Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,500,000	1,541,580
			8,701,621
Semiconductors & Semiconductor Equipment 0.4%			
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	2,000,000	2,165,000
senior note, 10.75%, 8/01/20	United States	2,380,000	2,725,100
†senior secured note, 144A, 9.25%, 4/15/18	United States	1,500,000	1,657,500
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	17,000,000	17,332,265
			23,879,865
Software & Services 0.4%			
Electronic Data Systems Corp., senior note, B, 6.00%, 8/01/13	United States	800,000	810,374
†First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	5,000,000	5,337,500
Symantec Corp., senior note, 2.75%, 6/15/17	United States	15,000,000	15,551,355
			21,699,229
Technology Hardware & Equipment 0.1%			
Juniper Networks Inc., senior note, 4.60%, 3/15/21	United States	5,000,000	5,465,790
Telecommunication Services 1.6%			
Cellco Partnership/Verizon Wireless Capital LLC, senior note, 8.50%, 11/15/18	United States	6,300,000	8,454,052
CenturyLink Inc., senior note, 5.80%, 3/15/22	United States	10,000,000	10,604,880
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000	25,872,187
Frontier Communications Corp., senior note,			
8.50%, 4/15/20	United States	2,000,000	2,310,000
8.75%, 4/15/22	United States	3,000,000	3,390,000
7.125%, 1/15/23	United States	1,000,000	1,038,750
GTE Corp., senior bond, 6.84%, 4/15/18	United States	750,000	928,200
Intelsat Jackson Holdings SA, senior note,			
7.25%, 10/15/20	Luxembourg	2,400,000	2,673,000
7.50%, 4/01/21	Luxembourg	1,000,000	1,132,500
†144A, 6.625%, 12/15/22	Luxembourg	2,400,000	2,599,500
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	216,000	230,310
†Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	Netherlands	3,000,000 EUR	4,192,044
Sprint Nextel Corp., senior note,			
6.00%, 11/15/22	United States	6,000,000	6,285,000
†144A, 7.00%, 3/01/20	United States	3,000,000	3,420,000

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Telefonica Emisiones SAU, senior note,			
4.949%, 1/15/15	Spain	1,500,000	$ 1,583,250
4.57%, 4/27/23	Spain	9,000,000	9,237,240
Time Warner Entertainment Co. LP, senior bond, 8.375%, 3/15/23	United States	800,000	1,114,177
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000	1,304,448
[f]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,500,000	2,676,562
[f,i]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,163,488 EUR	2,932,618
			91,978,718
Transportation 0.2%			
[f]Aviation Capital Group, 144A, 7.125%, 10/15/20	United States	6,000,000	6,904,440
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	188,726	222,687
[f]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,444,218
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%, 1/02/19	United States	498,973	562,388
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	236,963	273,508
			12,407,241
Utilities 2.4%			
CenterPoint Energy Inc., senior note,			
6.85%, 6/01/15	United States	1,000,000	1,116,993
6.50%, 5/01/18	United States	7,000,000	8,654,926
Dominion Resources Inc., senior note, 8.875%, 1/15/19	United States	3,650,000	4,995,054
Duke Energy Corp., senior note,			
5.65%, 6/15/13	United States	525,000	528,183
6.25%, 6/15/18	United States	1,800,000	2,199,582
[f,i]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	23,000,000	23,194,120
[f]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,718,415
[f]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	9,300,000	9,438,198
GenOn Energy Inc., senior note, 7.625%, 6/15/14	United States	15,000,000	16,012,500
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	6,000,000	6,307,362
[f]Korea East West Power Co., senior note, 144A, 2.50%, 7/16/17	South Korea	6,800,000	6,956,264
[f]Korea Hydro & Nuclear Power Co. Ltd., senior note, 144A, 3.00%, 9/19/22	South Korea	7,200,000	7,199,532
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000	2,631,625
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	342,187	379,450
Pacific Gas & Electric Co., 4.45%, 4/15/42	United States	10,000,000	10,859,510
Sempra Energy, senior note, 2.875%, 10/01/22	United States	18,800,000	19,106,026

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[h,m] **Senior Floating Rate Interests (continued)**			
Food & Staples Retailing 0.0%[†]			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	1,268,411	$ 1,288,230
Second Lien Term Loan, 9.50%, 10/10/17	United States	226,800	234,738
[n] Dole Food Co./Solvest Ltd., Tranche B Term Loan, 5.00%, 5/02/20	United States	352,635	355,500
			1,878,468
Food, Beverage & Tobacco 0.3%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	8,604,839	8,684,614
[n] H.J. Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	5,109,807	5,162,663
[n] Pinnacle Foods Finance LLC, Tranche G Term Loan, 4.75%, 4/29/20	United States	1,375,083	1,381,889
			15,229,166
Health Care Equipment & Services 0.6%			
Ardent Medical Services Inc., Second Lien Term Loan, 11.00%, 1/02/19	United States	140,900	144,070
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	6,563,461	6,617,813
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	8,897,822	8,997,896
DaVita HealthCare Partners Inc.,			
Tranche B Term Loan, 4.50%, 10/20/16	United States	3,601,211	3,646,226
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	3,850,749	3,900,477
HCA Inc.,			
Tranche B-2 Term Loan, 3.534%, 3/31/17	United States	5,509,838	5,532,450
Tranche B-4 Term Loan, 5.00%, 5/01/18	United States	200,000	200,750
Tranche B-5 Term Loan, 5.00%, 3/31/17	United States	420,162	420,162
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	1,709,649	1,734,831
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	3,400,392	3,437,939
			34,632,614
Insurance 0.0%[†]			
Affirmative Insurance Holdings Inc., Term Loan, 11.25%, 1/31/14	United States	37,809	24,954
Materials 0.5%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	2,231,745	2,240,113
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	3,681,400	3,683,189
[n] Caraustar Industries Inc., Initial Term Loan, 8.50%, 5/01/19	United States	120,000	121,200
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	3,031,367	3,085,468
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	1,113,903	1,129,916
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	6,776,403	6,900,439

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[h,m] **Senior Floating Rate Interests (continued)**			
Materials (continued)			
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	762,071	$ 777,313
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	3,892,320	3,956,788
U.S. Coatings Acquisitions Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	3,123,670	3,167,923
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	3,821,627	3,883,729
			28,946,078
Media 0.5%			
Cinemark USA Inc., Term Loan, 3.20%, 12/13/19	United States	2,271,151	2,295,993
Clear Channel Communications Inc., Tranche B Term Loan, 3.848%, 1/29/16	United States	359,400	330,199
CSC Holdings LLC (Cablevision), Term B Loan, 2.699%, 4/17/20	United States	3,215,083	3,213,074
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	1,378,354	1,403,911
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	17,543	18,347
[n] Nine Entertainment Group Pty. Ltd., Term B Loan, 3.50%, 2/05/20	Australia	2,330,194	2,350,099
R.H. Donnelley Inc., Term Loan B, 9.75%, 10/24/14	United States	1,509,141	1,090,354
Regal Cinemas Corp., Term Loan, 2.698% - 2.784%, 8/23/17	United States	3,329,235	3,352,720
Sinclair Television Group Inc., Tranche B Term Loans, 4.50%, 4/09/20	United States	703,478	709,193
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	4,285,595	4,353,093
UPC Financing Partnership,			
Term Loan AF, 4.00%, 1/29/21	Netherlands	871,000	880,799
[n] Term Loan AH, 3.25%, 6/30/21	Netherlands	6,643,029	6,695,449
[n] Virgin Media Investment Holdings Ltd., B Facility, 5.00%, 2/15/20	United States	3,807,983	3,813,040
			30,506,271
Pharmaceuticals, Biotechnology & Life Sciences 0.2%			
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	1,725,675	1,743,548
Valeant Pharmaceuticals International Inc.,			
Series C-1 Tranche B Term Loan, 3.50%, 2/11/19	Canada	3,067,512	3,106,334
Series D-1 Tranche B Term Loan, 3.50%, 2/13/19	Canada	1,190,773	1,206,217
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	973,629	989,568
Warner Chilcott Corp.,			
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	1,196,073	1,215,652
Term B-1 Loan, 4.25%, 3/15/18	United States	2,747,653	2,792,632
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	2,165,183	2,200,627
			13,254,578

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[h,m] **Senior Floating Rate Interests (continued)**			
Retailing 0.3%			
BJ's Wholesale Club Inc.,			
2013 Replacement Loans, 4.25%, 9/26/19	United States	8,235,519	$ 8,320,164
Second Lien Term Loan, 9.75%, 3/26/20	United States	672,512	700,464
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	4,124,621	4,192,504
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%, 7/27/19	United States	4,369,050	4,412,286
			17,625,418
Software & Services 0.1%			
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	6,075,690	6,136,447
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	276,000	284,280
			6,420,727
Technology Hardware & Equipment 0.1%			
Alcatel-Lucent USA Inc., U.S. Term Loan, 7.25%, 1/30/19	United States	132,069	135,619
Mitel Networks Corp., First Lien Term Loan, 7.00%, 2/27/19	Canada	124,667	126,459
Telesat Canada/Telesat LLC, Term Loan B-2 U.S. Tranche, 3.50%, 3/28/19	Canada	2,929,390	2,964,176
			3,226,254
Telecommunication Services 0.2%			
[n] Cricket Communications Inc. (Leap Wireless), C Term Loan, 5.75%, 3/08/20	United States	1,360,000	1,369,350
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%, 4/02/18	Luxembourg	11,405,416	11,585,997
			12,955,347
Transportation 0.1%			
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.75%, 3/15/19	United States	2,381,323	2,418,531
[k] Evergreen International Aviation Inc., First Lien Term Loan, 14.25%, 6/30/15	United States	165,580	162,889
Hertz Corp.,			
Credit Linked Deposit, 3.75%, 3/11/18	United States	696,300	692,031
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	2,747,414	2,784,046
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	280,000	281,486
			6,338,983
Total Senior Floating Rate Interests (Cost $242,842,527)			246,741,377
Foreign Government and Agency Securities 9.5%			
European Investment Bank, senior note, 4.50%, 5/15/13	Supranational[o]	2,700,000 NOK	468,212
The Export-Import Bank of Korea, senior note,			
1.25%, 11/20/15	South Korea	5,000,000	4,982,250
4.00%, 1/29/21	South Korea	6,500,000	7,038,070

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
[g]Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000	$ 344,886
Government of Hungary,			
6.75%, 7/28/14	Hungary	1,400,000 EUR	1,940,158
7.75%, 8/24/15	Hungary	28,900,000 HUF	136,514
5.50%, 12/22/16	Hungary	143,920,000 HUF	650,421
6.00%, 1/11/19	Hungary	1,820,000 EUR	2,582,115
A, 8.00%, 2/12/15	Hungary	91,860,000 HUF	429,807
senior note, 3.50%, 7/18/16	Hungary	115,000 EUR	150,561
senior note, 4.375%, 7/04/17	Hungary	215,000 EUR	285,858
senior note, 5.75%, 6/11/18	Hungary	695,000 EUR	975,732
senior note, 3.875%, 2/24/20	Hungary	285,000 EUR	361,778
[f]Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	2,640,000	3,059,113
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	7,995,000,000 IDR	833,775
FR20, 14.275%, 12/15/13	Indonesia	21,789,000,000 IDR	2,384,094
Government of Ireland,			
5.90%, 10/18/19	Ireland	1,522,000 EUR	2,345,001
4.50%, 4/18/20	Ireland	3,243,000 EUR	4,641,447
5.00%, 10/18/20	Ireland	2,107,000 EUR	3,103,179
senior bond, 4.50%, 10/18/18	Ireland	269,000 EUR	389,332
senior bond, 4.40%, 6/18/19	Ireland	739,000 EUR	1,055,385
senior bond, 5.40%, 3/13/25	Ireland	10,374,640 EUR	15,680,783
[f]Government of Lithuania, 144A,			
6.75%, 1/15/15	Lithuania	3,720,000	4,046,914
7.375%, 2/11/20	Lithuania	4,670,000	6,026,868
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	53,865,000 MYR	17,822,844
3.741%, 2/27/15	Malaysia	7,965,000 MYR	2,655,606
3.835%, 8/12/15	Malaysia	6,035,000 MYR	2,023,283
senior bond, 3.70%, 5/15/13	Malaysia	6,090,000 MYR	2,002,130
senior bond, 3.21%, 5/31/13	Malaysia	80,040,000 MYR	26,310,128
senior bond, 3.461%, 7/31/13	Malaysia	40,900,000 MYR	13,456,846
senior bond, 8.00%, 10/30/13	Malaysia	130,000 MYR	43,771
senior bond, 5.094%, 4/30/14	Malaysia	13,575,000 MYR	4,555,694
Government of Mexico,			
8.00%, 12/19/13	Mexico	1,132,300[p] MXN	9,563,807
7.00%, 6/19/14	Mexico	970,800[p] MXN	8,270,643
9.50%, 12/18/14	Mexico	1,828,490[p] MXN	16,398,567
6.00%, 6/18/15	Mexico	43,520[p] MXN	373,627
8.00%, 12/17/15	Mexico	1,233,230[p] MXN	11,179,034
6.25%, 6/16/16	Mexico	215,300[p] MXN	1,888,514
Government of Norway, 6.50%, 5/15/13	Norway	35,500,000 NOK	6,159,255
Government of Peru, senior bond, 7.84%, 8/12/20	Peru	4,279,000 PEN	2,022,916
Government of Poland,			
5.00%, 10/24/13	Poland	55,450,000 PLN	17,722,815
5.75%, 4/25/14	Poland	134,810,000 PLN	43,895,644
5.50%, 4/25/15	Poland	5,620,000 PLN	1,874,726
6.25%, 10/24/15	Poland	5,590,000 PLN	1,919,029

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Statement of Investments, April 30, 2013 (unaudited) (continued)

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Korea Monetary Stabilization Bond, (continued)			
senior note, 3.28%, 6/02/14	South Korea	11,910,090,000 KRW	$ 10,891,709
senior note, 2.82%, 8/02/14	South Korea	681,200,000 KRW	620,415
senior note, 2.78%, 10/02/14	South Korea	2,715,600,000 KRW	2,471,930
senior note, 2.84%, 12/02/14	South Korea	2,278,170,000 KRW	2,076,688
senior note, 2.74%, 2/02/15	South Korea	3,530,680,000 KRW	3,236,898
Korea Treasury Bond,			
senior bond, 3.00%, 12/10/13	South Korea	41,361,000,000 KRW	37,632,438
senior bond, 3.50%, 6/10/14	South Korea	1,761,420,000 KRW	1,614,884
senior note, 3.25%, 12/10/14	South Korea	3,998,620,000 KRW	3,670,591
senior note, 3.25%, 6/10/15	South Korea	3,617,990,000 KRW	3,333,753
senior note, 2.75%, 12/10/15	South Korea	2,925,550,000 KRW	2,670,574
[r]Nota Do Tesouro Nacional, Index Linked, 6.00%,			
5/15/15	Brazil	840[s] BRL	1,014,278
8/15/16	Brazil	5,235[s] BRL	6,469,901
8/15/18	Brazil	13,695[s] BRL	17,434,381
[f]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	798,817	739,272
Total Foreign Government and Agency Securities (Cost $524,660,353)			547,742,270
U.S. Government and Agency Securities 30.0%			
U.S. Treasury Bond,			
4.50%, 5/15/17	United States	83,000,000	96,318,927
4.50%, 2/15/36	United States	18,500,000	24,376,636
4.75%, 2/15/37	United States	48,500,000	66,255,559
5.00%, 5/15/37	United States	43,300,000	61,174,803
4.50%, 5/15/38	United States	43,400,000	57,471,105
3.50%, 2/15/39	United States	21,000,000	23,815,323
4.25%, 5/15/39	United States	4,000,000	5,116,876
4.625%, 2/15/40	United States	58,300,000	78,987,405
4.375%, 5/15/40	United States	3,000,000	3,917,343
3.875%, 8/15/40	United States	10,000,000	12,065,630
4.75%, 2/15/41	United States	38,000,000	52,564,678
4.375%, 5/15/41	United States	20,000,000	26,159,380
3.00%, 5/15/42	United States	12,000,000	12,303,756
U.S. Treasury Note,			
3.375%, 7/31/13	United States	185,000	186,568
2.75%, 10/31/13	United States	69,800,000	70,732,528
4.25%, 11/15/13	United States	31,000,000	31,697,500
2.00%, 11/30/13	United States	56,500,000	57,131,218
4.00%, 2/15/14	United States	36,000,000	37,108,116
1.75%, 3/31/14	United States	67,000,000	67,997,161
1.875%, 4/30/14	United States	54,000,000	54,938,682
2.625%, 6/30/14	United States	3,680,000	3,786,087
2.25%, 1/31/15	United States	36,000,000	37,290,960
4.00%, 2/15/15	United States	6,900,000	7,367,641
2.50%, 4/30/15	United States	79,500,000	83,108,585

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Statement of Investments, April 30, 2013 (unaudited) (continued)

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[h] **Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)**			
FHLMC, 2.519%, 6/01/36	United States	270,979	$ 288,016
FHLMC, 2.526%, 4/01/30	United States	305,800	327,243
FHLMC, 2.797%, 12/01/34	United States	181,083	193,849
FHLMC, 2.845%, 9/01/32	United States	179,747	192,358
FHLMC, 2.874%, 10/01/36	United States	30,251	32,522
FHLMC, 3.275%, 3/01/25	United States	110,552	116,252
			5,614,492
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.3%			
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	154,052	163,536
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	552,107	592,425
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	1,346,518	1,484,111
[n] FHLMC Gold 30 Year, 3.00%, 5/01/43	United States	100,000,000	104,203,130
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	5,548,545	5,943,716
[n] FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/39	United States	50,877,916	54,626,062
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	7,208,003	7,784,710
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	6,288,698	6,867,972
FHLMC Gold 30 Year, 6.50%, 8/01/25 - 3/01/39	United States	4,457,553	5,084,277
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	243,357	287,650
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	42,623	52,441
FHLMC Gold 30 Year, 8.00%, 2/01/30	United States	62,212	73,032
FHLMC Gold 30 Year, 8.50%, 10/01/24 - 8/01/30	United States	19,006	23,414
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	26,904	29,604
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	50,150	59,407
			187,275,487
[h] **Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%**			
FNMA, 1.86%, 10/01/32	United States	689,283	723,345
FNMA, 2.00%, 6/01/15	United States	33,307	33,753
FNMA, 2.205%, 11/01/31	United States	163,790	175,022
FNMA, 2.212%, 9/01/34	United States	3,691,564	3,906,748
FNMA, 2.30%, 12/01/34	United States	287,475	300,575
FNMA, 2.333%, 4/01/35	United States	1,574,151	1,678,723
FNMA, 2.334%, 12/01/34	United States	333,659	355,851
FNMA, 2.385%, 12/01/22	United States	23,922	25,590
FNMA, 2.393%, 5/01/25	United States	67,181	72,209
FNMA, 2.419%, 10/01/36	United States	109,184	116,406
FNMA, 2.50%, 1/01/17	United States	17,832	18,695
FNMA, 2.582%, 12/01/27	United States	220,688	234,046
FNMA, 2.60%, 6/01/32	United States	44,215	44,444
FNMA, 2.607%, 2/01/34	United States	826,236	879,156
FNMA, 2.633%, 3/01/33	United States	263,525	280,412
FNMA, 2.638%, 6/01/33	United States	243,560	259,142
FNMA, 3.251%, 12/01/24	United States	20,862	21,889
FNMA, 4.105%, 8/01/33	United States	3,400,216	3,660,953

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Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
[h] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**			
FNMA, 4.874%, 6/01/17	United States	36,418	$ 36,849
FNMA, 5.774%, 3/01/37	United States	192,526	209,182
			13,032,990
Federal National Mortgage Association (FNMA) Fixed Rate 17.9%			
[n] FNMA 15 Year, 2.50%, 5/01/28	United States	30,000,000	31,378,125
[n] FNMA 15 Year, 4.00%, 5/01/26	United States	95,000,000	101,560,937
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	365,089	392,494
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	336,751	362,431
FNMA 15 Year, 5.50%, 1/01/14 - 12/01/23	United States	971,005	1,054,011
FNMA 15 Year, 6.00%, 5/01/17 - 9/01/22	United States	496,433	549,434
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	7,708	8,212
[n] FNMA 30 Year, 3.00%, 5/15/43	United States	250,000,000	261,562,500
[n] FNMA 30 Year, 3.50%, 5/01/28	United States	95,000,000	100,941,214
[n] FNMA 30 Year, 3.50%, 5/01/42	United States	46,000,000	49,025,940
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	7,089,203	7,686,088
[n] FNMA 30 Year, 5.00%, 5/01/43	United States	318,668,000	345,057,757
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	21,105,601	23,448,550
[n] FNMA 30 Year, 5.50%, 5/01/39	United States	59,000,000	64,162,518
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	36,260,299	40,017,413
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	815,091	936,105
FNMA 30 Year, 7.00%, 11/01/25	United States	5,024	5,926
FNMA 30 Year, 7.50%, 1/01/30	United States	27,770	33,859
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	164,457	205,065
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	266,390	315,660
			1,028,704,239
[h] **Government National Mortgage Association (GNMA) Adjustable Rate 0.0%**[†]			
GNMA, 1.625%, 1/20/23 - 10/20/26	United States	84,127	88,072
Government National Mortgage Association (GNMA) Fixed Rate 0.1%			
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	736,039	832,422
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	142,496	163,353
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	77,171	93,773
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	226,468	242,532
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	67,515	68,875
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	2,492	2,665
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	13,439	15,381
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	1,568,781	1,815,510
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	104,322	126,903
GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27	United States	132,739	138,038
			3,499,452
Total Mortgage-Backed Securities (Cost $1,223,701,981)			1,238,214,732

122 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Municipal Bonds 0.7%			
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	$ 2,888,903
[h]California State Judgment Trust COP, FRN, 1.634%, 6/01/15	United States	2,520,000	2,440,822
California State Public Works Board Lease Revenue, Various Capital Projects, Series E, 4.029%, 12/01/16	United States	8,850,000	9,294,712
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,025,080
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	777,692
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	13,800,000	13,883,904
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000	10,615,788
Total Municipal Bonds (Cost $38,683,474)			40,926,901
	Counterparty	**Notional Amount***	
Options Purchased 0.0%[†]			
Calls — Over-the-Counter			
Credit Default Swaptions 0.0%[†]			
Buy protection on CDX.NA.HY.20, Premium Rate 5.00%, Strike Price $98.50, Expires 6/19/13	FBCO	96,000,000	38,688
Currency Options 0.0%[†]			
AUD/USD, July Strike Price 1.05 AUD, Expires 7/15/13	DBAB	41,250,000 AUD	228,939
			267,627
Puts — Over-the-Counter			
Currency Options 0.0%[†]			
EUR/USD, June Strike Price $1.30, Expires 6/25/13	DBAB	110,000,000 EUR	1,066,145
Interest Rate Swaptions 0.0%[†]			
Receive float 3 Month USD LIBOR, pay fixed 2.15%, Expires 7/18/13	DBAB	214,000,000	762,696
			1,828,841
Total Options Purchased (Cost $4,537,956)			2,096,468
Total Investments before Short Term Investments (Cost $6,040,415,715)			6,304,168,489
	Country	**Principal Amount***	
Short Term Investments 9.1%			
Corporate Bonds 0.6%			
Health Care Equipment & Services 0.3%			
HCA Inc., senior note, 6.75%, 7/15/13	United States	15,500,000	15,693,750
Telecommunication Services 0.3%			
Windstream Corp., senior note, 8.125%, 8/01/13	United States	20,000,000	20,335,000
Total Corporate Bonds (Cost $36,002,565)			36,028,750

Semiannual Report | 123

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund	Country	Principal Amount*	Value
Short Term Investments (continued)			
Foreign Government and Agency Securities 2.7%			
Government of Hungary,			
5.50%, 2/12/14	Hungary	11,000,000 HUF	$ 48,889
E, 7.50%, 10/24/13	Hungary	331,800,000 HUF	1,481,387
Government of Mexico, 9.00%, 6/20/13	Mexico	890,230[p] MXN	7,381,137
[t]Bank of Negara Monetary Notes, 5/02/13 - 3/20/14	Malaysia	100,290,000 MYR	32,535,585
[t]Hungary Treasury Bills, 7/17/13 - 3/05/14	Hungary	2,374,810,000 HUF	10,130,944
Korea Monetary Stabilization Bond,			
[t]6/11/13	South Korea	50,610,000 KRW	45,799
senior bond, 3.38%, 5/09/13	South Korea	10,357,000,000 KRW	9,402,911
senior note, 3.28%, 6/09/13	South Korea	22,724,340,000 KRW	20,640,343
[t]Malaysia Treasury Bills, 5/03/13 - 5/31/13	Malaysia	140,000 MYR	45,939
[t]Mexico Treasury Bills, 9/19/13 - 4/30/14	Mexico	71,799,700 MXN	5,743,778
[t]Monetary Authority of Singapore Treasury Bills, 7/05/13	Singapore	1,404,000 SGD	1,139,306
[t]Philippine Treasury Bills, 5/02/13 - 4/02/14	Philippines	214,010,000 PHP	5,190,146
[t]Singapore Treasury Bills, 5/02/13 - 5/02/14	Singapore	52,619,000 SGD	42,695,832
[t]Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	4,010,000 LKR	30,684
[t]Sweden Treasury Bills, 6/19/13 - 9/18/13	Sweden	123,025,000 SEK	18,918,382
Total Foreign Government and Agency Securities (Cost $151,294,225)			155,431,062
Total Investments before Money Market Funds (Cost $6,227,712,505)			6,495,628,301
		Shares	
Money Market Funds (Cost $333,067,440) 5.8%			
[a,u]Institutional Fiduciary Trust Money Market Portfolio	United States	333,067,440	333,067,440
Total Investments (Cost $6,560,779,945) 118.8%			6,828,695,741
Other Assets, less Liabilities (18.8)%			(1,080,159,116)
Net Assets 100.0%			$5,748,536,625

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2013, the aggregate value of these securities was $21,391, representing less than 0.01% of net assets.

[c]At April 30, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]See Note 1(g) regarding investment in FT Holdings Corporation I.

[e]See Note 9 regarding restricted securities.

[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $633,181,390, representing 11.01% of net assets.

[g]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $72,753,210, representing 1.27% of net assets.

124 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

[h]The coupon rate shown represents the rate at period end.
[i]Perpetual security with no stated maturity date.
[j]See Note 1(f) regarding loan participation notes.
[k]See Note 8 regarding defaulted securities.
[l]Income may be received in additional securities and/or cash.
[m]See Note 1(i) regarding senior floating rate interests.
[n]A portion or all of the security purchased on a when-issued, delayed delivery or to-be-announced (TBA) basis. See Note 1(c).
[o]A supranational organization is an entity formed by two or more central governments through international treaties.
[p]Principal amount is stated in 100 Mexican Peso Units.
[q]Principal amount of security is adjusted for inflation. See Note 1(k).
[r]Redemption price at maturity is adjusted for inflation. See Note 1(k).
[s]Principal amount is stated in 1,000 Brazilian Real Units.
[t]The security is traded on a discount basis with no stated coupon rate.
[u]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts						
U.S. Treasury 2 Year Note	Long	105	$23,165,625	6/28/13	$19,367	$ —

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	366,363,000	$ 6,521,177	5/06/13	$ 294,879	$ —
Euro	DBAB	Buy	4,015,000	5,226,727	5/07/13	60,065	—
Euro	DBAB	Sell	4,015,000	5,233,151	5/07/13	—	(53,641)
Philippine Peso	JPHQ	Buy	14,135,000	342,700	5/10/13	459	—
Philippine Peso	DBAB	Buy	43,922,000	1,065,137	5/10/13	1,168	—
Philippine Peso	HSBC	Buy	21,924,000	533,158	5/14/13	—	(986)
Singapore Dollar	MSCO	Buy	14,102,839	11,151,663	5/17/13	296,402	—
Euro	DBAB	Sell	585,912	747,096	5/21/13	—	(24,479)
Euro	DBAB	Buy	4,525,750	5,533,182	5/23/13	426,765	—
Euro	DBAB	Sell	4,525,750	5,819,209	5/23/13	—	(140,738)
Euro	DBAB	Sell	1,024,000	1,296,128	5/29/13	—	(52,427)
Indian Rupee	JPHQ	Buy	6,922,000	127,048	5/31/13	1,089	—
Indian Rupee	DBAB	Buy	21,978,000	401,913	6/04/13	4,620	—
Indian Rupee	HSBC	Buy	25,398,000	464,539	6/04/13	5,254	—
Euro	DBAB	Sell	4,231,115	5,263,211	6/05/13	—	(309,218)
Euro	DBAB	Sell	10,340,000	12,941,544	6/07/13	—	(676,548)
Indian Rupee	DBAB	Buy	16,189,000	291,028	6/07/13	8,251	—
Indian Rupee	DBAB	Buy	4,383,000	78,658	6/11/13	2,306	—

Semiannual Report | 125

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	4,321,000	$ 77,591	6/11/13	$ 2,228	$ —
Indian Rupee	HSBC	Buy	10,910,000	197,454	6/13/13	4,001	—
Indian Rupee	DBAB	Buy	34,636,000	627,987	6/17/13	11,083	—
Indian Rupee	JPHQ	Buy	23,264,000	422,578	6/17/13	6,666	—
Indian Rupee	DBAB	Buy	10,971,000	197,954	6/18/13	4,434	—
Indian Rupee	DBAB	Buy	9,993,000	180,831	6/20/13	3,444	—
Singapore Dollar	DBAB	Buy	3,192,500	2,556,864	6/21/13	34,718	—
Singapore Dollar	HSBC	Buy	2,551,000	2,042,761	6/21/13	28,069	—
Euro	DBAB	Sell	3,758,000	4,717,042	6/27/13	—	(233,044)
Euro	DBAB	Sell	2,078,700	2,632,715	7/05/13	—	(105,545)
Indian Rupee	DBAB	Buy	622,168,250	11,131,954	7/09/13	297,609	—
Indian Rupee	DBAB	Buy	16,152,000	291,546	7/12/13	4,992	—
Indian Rupee	JPHQ	Buy	22,836,000	413,928	7/18/13	4,803	—
Indian Rupee	DBAB	Buy	8,029,000	146,669	7/22/13	433	—
Indian Rupee	JPHQ	Buy	11,408,000	208,471	7/22/13	539	—
Euro	DBAB	Sell	670,213	826,775	7/23/13	—	(56,221)
Euro	BZWS	Sell	6,000,000	7,798,800	7/26/13	—	(106,301)
Euro	DBAB	Sell	381,725	463,395	7/26/13	—	(39,534)
Indian Rupee	DBAB	Buy	16,221,000	294,502	7/26/13	2,444	—
Chilean Peso	DBAB	Buy	1,688,775,000	3,300,000	7/29/13	241,522	—
Euro	DBAB	Sell	5,910,000	7,202,517	7/29/13	—	(584,195)
Indian Rupee	JPHQ	Buy	18,365,000	334,417	7/29/13	1,569	—
Chilean Peso	MSCO	Buy	3,670,729,000	7,592,779	7/30/13	104,041	—
Euro	BZWS	Sell	8,373,330	10,299,196	8/01/13	—	(733,343)
Euro	JPHQ	Sell	633,667	774,737	8/06/13	—	(60,204)
Euro	CITI	Sell	477,390	595,869	8/08/13	—	(33,167)
Euro	CITI	Sell	138,480	173,060	8/09/13	—	(9,411)
Euro	DBAB	Sell	14,200,000	17,617,230	8/13/13	—	(1,094,246)
Euro	DBAB	Sell	1,624,000	2,015,514	8/15/13	—	(124,481)
Euro	MSCO	Sell	1,183,364	1,507,931	8/15/13	—	(51,424)
Euro	DBAB	Sell	238,200	294,980	8/20/13	—	(18,916)
Euro	BZWS	Sell	1,056,192	1,322,564	8/23/13	—	(69,304)
Euro	BZWS	Sell	527,053	660,313	8/26/13	—	(34,263)
Malaysian Ringgit	JPHQ	Buy	12,560,000	3,989,835	8/27/13	102,502	—
Euro	DBAB	Sell	5,483,171	6,894,599	8/28/13	—	(331,510)
Euro	JPHQ	Sell	3,445,999	4,341,011	8/29/13	—	(200,407)
Euro	DBAB	Sell	902,975	1,140,909	9/04/13	—	(49,163)
Philippine Peso	JPHQ	Buy	566,370,000	13,345,193	9/04/13	355,889	—
Euro	BZWS	Sell	406,980	515,216	9/10/13	—	(21,187)
Euro	BZWS	Sell	399,424	512,733	9/12/13	—	(13,721)
Euro	BZWS	Sell	1,139,504	1,475,259	9/16/13	—	(26,692)
Euro	UBSW	Sell	1,062,724	1,374,952	9/17/13	—	(25,809)
Euro	BZWS	Sell	267,947	352,967	9/19/13	—	(216)
Singapore Dollar	JPHQ	Buy	2,117,000	1,730,706	9/19/13	—	(12,030)

126 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	2,965,200	$ 2,375,581	9/19/13	$ 31,702	$ —
Euro	DBAB	Sell	2,880,000	3,805,862	9/20/13	9,684	—
Euro	BZWS	Sell	649,831	844,637	9/24/13	—	(11,944)
Euro	DBAB	Sell	9,457,000	12,198,111	9/30/13	—	(268,343)
British Pound	DBAB	Sell	236,500	370,596	10/01/13	3,513	—
Philippine Peso	HSBC	Buy	35,897,000	860,550	10/04/13	7,451	—
Philippine Peso	DBAB	Buy	44,751,000	1,070,598	10/04/13	11,495	—
Euro	DBAB	Sell	10,525,238	13,645,234	10/07/13	—	(230,189)
Philippine Peso	HSBC	Buy	53,517,000	1,286,807	10/07/13	7,194	—
Philippine Peso	HSBC	Buy	30,869,000	742,740	10/11/13	3,606	—
Philippine Peso	JPHQ	Buy	17,535,000	422,113	10/11/13	1,845	—
Euro	DBAB	Sell	496,119	644,161	10/15/13	—	(9,916)
Philippine Peso	DBAB	Buy	10,465,000	251,448	10/16/13	1,555	—
Euro	HSBC	Sell	267,000	347,100	10/17/13	—	(4,915)
Malaysian Ringgit	JPHQ	Buy	1,626,000	523,419	10/18/13	4,442	—
Australian Dollar	MSCO	Buy	4,821,540	4,920,671	10/21/13	15,768	—
Singapore Dollar	JPHQ	Buy	2,130,000	1,721,212	10/21/13	8,068	—
Euro	DBAB	Sell	6,799,883	8,929,607	10/22/13	—	(35,777)
Chilean Peso	CITI	Buy	906,403,000	1,862,727	10/28/13	14,835	—
Japanese Yen	DBAB	Sell	117,763,200	1,474,750	10/29/13	265,088	—
Chilean Peso	MSCO	Buy	2,731,808,600	5,589,950	10/30/13	67,540	—
Euro	DBAB	Sell	1,550,791	2,007,072	10/31/13	—	(37,746)
Euro	DBAB	Sell	168,369	219,719	11/04/13	—	(2,295)
Euro	DBAB	Sell	961,000	1,234,885	11/08/13	—	(32,352)
Euro	JPHQ	Sell	78,316	100,282	11/12/13	—	(2,995)
Japanese Yen	JPHQ	Sell	857,065,000	10,834,866	11/13/13	2,029,743	—
Euro	MSCO	Sell	1,183,360	1,509,760	11/15/13	—	(50,798)
Malaysian Ringgit	DBAB	Buy	1,339,880	430,000	11/19/13	4,064	—
Euro	UBSW	Sell	888,264	1,137,067	11/20/13	—	(34,388)
Euro	DBAB	Sell	233,000	298,333	11/20/13	—	(8,950)
Japanese Yen	UBSW	Sell	2,236,935,360	27,702,672	11/20/13	4,719,682	—
Malaysian Ringgit	HSBC	Buy	790,000	253,106	11/20/13	2,804	—
Euro	DBAB	Sell	1,854,997	2,412,330	11/29/13	—	(34,273)
Euro	MSCO	Sell	4,438,000	5,779,386	12/03/13	—	(74,230)
Euro	DBAB	Sell	159,550	211,499	1/03/14	995	—
Malaysian Ringgit	DBAB	Buy	2,028,100	655,643	1/08/14	—	(711)
Euro	UBSW	Sell	6,429,000	8,415,497	1/13/14	—	(67,485)
Malaysian Ringgit	JPHQ	Buy	372,000	121,232	1/16/14	—	(1,163)
Euro	CITI	Sell	2,584,200	3,458,874	1/28/14	48,574	—
Euro	DBAB	Sell	2,018,750	2,723,092	1/29/14	58,976	—
Euro	DBAB	Sell	6,077,815	8,196,237	1/30/14	175,356	—
Euro	DBAB	Sell	7,040,000	9,496,960	1/31/14	206,199	—
Japanese Yen	DBAB	Sell	1,337,253,120	14,698,320	2/04/14	947,991	—
Euro	DBAB	Sell	15,172,250	19,658,848	2/06/14	—	(365,249)

Semiannual Report | 127

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	CITI	Buy	2,898,000	$ 2,868,966	2/11/14	$ —	$ (11,023)
Chilean Peso	BZWS	Buy	1,862,800,000	3,776,967	2/11/14	35,297	—
Euro	DBAB	Sell	961,785	1,290,648	2/11/14	21,240	—
Canadian Dollar	DBAB	Buy	2,176,000	2,147,587	2/12/14	—	(1,712)
Japanese Yen	JPHQ	Sell	720,371,000	7,748,999	2/12/14	341,092	—
Japanese Yen	HSBC	Sell	720,750,000	7,749,000	2/12/14	337,195	—
Japanese Yen	JPHQ	Sell	478,100,000	5,166,024	2/13/14	249,444	—
Japanese Yen	CITI	Sell	954,750,000	10,331,954	2/13/14	513,706	—
Canadian Dollar	DBAB	Buy	1,452,000	1,431,670	2/14/14	165	—
Japanese Yen	JPHQ	Sell	478,330,000	5,165,997	2/18/14	246,770	—
Canadian Dollar	DBAB	Buy	2,906,000	2,862,575	2/19/14	2,752	—
Japanese Yen	CITI	Sell	476,810,000	5,165,956	2/19/14	262,305	—
Japanese Yen	GSCO	Sell	478,870,000	5,165,999	2/19/14	241,162	—
Malaysian Ringgit	DBAB	Buy	21,721,000	6,884,846	2/19/14	112,836	—
Canadian Dollar	DBAB	Buy	2,921,000	2,863,276	2/20/14	16,777	—
Canadian Dollar	BZWS	Buy	2,932,000	2,862,677	2/21/14	28,158	—
Canadian Dollar	BZWS	Buy	1,471,000	1,431,825	2/24/14	18,426	—
Canadian Dollar	BZWS	Buy	2,365,000	2,290,344	2/25/14	41,246	—
Canadian Dollar	DBAB	Buy	1,477,000	1,431,673	2/25/14	24,461	—
Euro	DBAB	Sell	2,355,122	3,114,343	2/25/14	5,538	—
Japanese Yen	BZWS	Sell	239,120,000	2,583,015	2/25/14	123,667	—
Canadian Dollar	BZWS	Buy	2,073,000	2,004,690	2/26/14	38,980	—
Japanese Yen	BZWS	Sell	477,780,000	5,166,055	2/27/14	251,977	—
Japanese Yen	DBAB	Sell	159,911,000	1,747,003	2/27/14	102,281	—
Euro	DBAB	Sell	1,914,000	2,507,531	2/28/14	—	(19,054)
Euro	DBAB	Sell	4,185,977	5,507,699	3/03/14	—	(18,177)
Canadian Dollar	HSBC	Buy	1,483,000	1,431,301	3/06/14	30,458	—
Canadian Dollar	BZWS	Buy	1,848,000	1,779,473	3/07/14	42,019	—
Canadian Dollar	HSBC	Buy	1,620,000	1,557,153	3/07/14	39,609	—
Euro	DBAB	Sell	6,161,134	8,053,835	3/13/14	—	(80,190)
Euro	DBAB	Sell	2,994,700	3,886,252	3/18/14	—	(67,582)
Euro	JPHQ	Sell	898,400	1,177,129	3/19/14	—	(9,019)
Singapore Dollar	HSBC	Buy	3,390,000	2,717,326	3/19/14	35,771	—
Euro	JPHQ	Sell	1,497,000	1,946,085	3/20/14	—	(30,407)
Chilean Peso	JPHQ	Buy	824,603,750	1,667,551	3/21/14	12,652	—
Euro	JPHQ	Sell	1,497,000	1,937,170	3/21/14	—	(39,340)
Euro	JPHQ	Sell	1,497,000	1,944,416	3/24/14	—	(32,150)
Euro	JPHQ	Sell	1,198,000	1,550,937	3/25/14	—	(30,859)
Euro	DBAB	Sell	2,323,420	3,000,000	3/27/14	—	(67,816)
Australian Dollar	DBAB	Buy	28,961,599	29,564,000	3/31/14	—	(228,815)
Euro	DBAB	Sell	19,392,614	25,005,224	3/31/14	—	(601,507)
Euro	DBAB	Sell	6,935,117	8,912,665	4/03/14	—	(244,978)
Chilean Peso	DBAB	Buy	1,315,860,000	2,664,763	4/04/14	12,111	—
Euro	DBAB	Sell	4,042,013	5,303,201	4/10/14	—	(34,521)
Chilean Peso	MSCO	Buy	630,480,000	1,288,930	4/14/14	—	(7,804)
Swiss Franc	DBAB	Buy	370,875	404,664	4/16/14	—	(3,772)

128 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	DBAB	Sell	370,875	$ 411,320	4/16/14	$ 10,428	$ —
Chilean Peso	MSCO	Buy	564,920,000	1,146,929	4/21/14	59	—
Euro	DBAB	Sell	21,467,764	28,193,978	4/22/14	—	(158,682)
Chilean Peso	JPHQ	Buy	562,321,000	1,132,000	4/28/14	8,797	—
Euro	BZWS	Sell	11,680,000	15,233,138	4/30/14	—	(193,891)
Euro	DBAB	Sell	603,000	787,283	4/30/14	—	(9,164)
British Pound	DBAB	Sell	4,636,500	7,228,304	10/01/14	37,922	—
Euro	DBAB	Sell	8,374,000	10,924,894	2/06/15	—	(164,748)
Swiss Franc	DBAB	Buy	13,270,875	14,680,171	4/16/15	—	(241,897)
Swiss Franc	DBAB	Sell	13,270,875	14,914,055	4/16/15	475,780	—
Euro	DBAB	Sell	1,710,278	2,198,391	6/22/15	—	(69,408)
Euro	DBAB	Sell	8,374,000	10,963,814	2/05/16	—	(163,752)
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	—	(73,352)
Unrealized appreciation (depreciation)						14,681,495	(9,169,710)
Net unrealized appreciation (depreciation)						$ 5,511,785	

Credit Default Swap Contracts

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Buy Protection									
Single Name									
Centex Corp.	FBCO	7,795,000	5.00%	6/20/16	$ (612,966)	$ —	$ (544,834)	$(1,157,800)	
Centex Corp.	JPHQ	12,000,000	5.00%	6/20/16	(1,129,499)	—	(652,874)	(1,782,373)	
CNA Financial Corp.	GSCO	10,000,000	5.00%	12/20/14	(536,609)	—	(242,060)	(778,669)	
Constellation Brands Inc.	BZWS	5,000,000	5.00%	6/20/17	(633,256)	—	(131,784)	(765,040)	
Constellation Brands Inc.	DBAB	2,000,000	5.00%	6/20/17	(255,041)	—	(50,975)	(306,016)	
D.R. Horton Inc.	JPHQ	7,000,000	5.00%	3/20/16	(781,353)	—	(63,665)	(845,019)	
Dean Foods Co.	JPHQ	13,000,000	5.00%	6/20/16	(1,209,585)	—	(290,660)	(1,500,246)	
Embarq Corp.	BZWS	8,500,000	5.00%	6/20/16	(689,733)	—	(424,141)	(1,113,874)	
Embarq Corp.	DBAB	1,500,000	5.00%	6/20/16	(125,540)	—	(71,026)	(196,566)	
Embarq Corp.	GSCO	10,000,000	5.00%	6/20/16	(917,957)	—	(392,484)	(1,310,440)	
First Data Corp.	BZWS	10,800,000	5.00%	3/20/15	(451,351)	—	(164,738)	(616,088)	
First Data Corp.	DBAB	3,900,000	5.00%	3/20/15	(177,745)	—	(44,731)	(222,476)	
GenOn Energy Inc.	FBCO	15,000,000	5.00%	6/20/14	(722,735)	—	(73,705)	(796,440)	
Government of Ireland	MSCO	10,000,000 EUR	1.00%	3/20/15	1,142,142	—	(1,205,254)	(63,113)	
HCA Inc.	GSCO	15,500,000	5.00%	9/20/13	(282,390)	—	(13,554)	(295,943)	
HCA Inc.	GSCO	5,054,000	5.00%	3/20/16	(460,218)	—	(102,605)	(562,823)	
Hilton Worldwide Inc.	FBCO	11,000,000	5.00%	12/20/13	(101,895)	—	(196,555)	(298,450)	
Intelsat Investments SA	GSCO	15,000,000	5.00%	12/20/13	(261,806)	—	(199,840)	(461,646)	
Intelsat Investments SA	UBSW	12,000,000	5.00%	12/20/13	(222,932)	—	(146,386)	(369,318)	

Semiannual Report | 129

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Buy Protection *(continued)*									
Single Name *(continued)*									
The Kroger Co.	CITI	3,500,000	1.00%	6/20/17	$ (22,181)	$ —	$ (49,804)	$ (71,985)	
The Kroger Co.	FBCO	10,500,000	1.00%	6/20/17	(83,214)	—	(132,742)	(215,956)	
Lennar Corp.	GSCO	7,692,000	5.00%	6/20/15	(48,546)	—	(648,069)	(696,615)	
Merrill Lynch & Co. Inc.	FBCO	20,000,000	1.00%	9/20/17	264,195	—	(286,032)	(21,837)	
The New York Times Co.	GSCO	11,700,000	5.00%	12/20/16	(766,518)	—	(753,040)	(1,519,558)	
Owens-Illinois Inc.	GSCO	4,700,000	5.00%	12/20/17	(327,013)	—	(342,210)	(669,223)	
RH Donnelley Inc.	JPHQ	1,600,000	5.00%	12/20/14	130,811	205,189	—	336,000	
RPM International Inc.	UBSW	12,000,000	5.00%	12/20/13	(333,898)	—	(48,574)	(382,472)	
The Ryland Group Inc.	GSCO	4,750,000	5.00%	3/20/15	(19,592)	—	(376,561)	(396,153)	
Tenneco Packaging Inc.	UBSW	12,000,000	5.00%	6/20/17	725,746	—	(1,672,739)	(946,993)	
Textron Financial Corp.	MSCO	5,126,000	5.00%	9/20/14	(303,492)	—	(50,200)	(353,691)	
Toll Brothers Inc.	FBCO	2,010,000	5.00%	6/20/15	(121,402)	—	(69,777)	(191,179)	
Toll Brothers Inc.	GSCO	3,013,000	5.00%	3/20/14	(89,132)	—	(39,392)	(128,524)	
Toll Brothers Inc.	MSCO	3,910,000	5.00%	3/20/14	(102,106)	—	(64,681)	(166,787)	
Windstream Corp.	GSCO	20,000,000	5.00%	9/20/13	(355,939)	—	(18,073)	(374,012)	
Contracts to Sell Protection[d]									
Single Name									
Bank of America Corp.	FBCO	20,000,000	1.00%	9/20/17	(264,195)	224,100	—	(40,095)	A-
Berkshire Hathaway Finance Corp.	FBCO	14,300,000	1.00%	3/20/18	(82,910)	241,161	—	158,251	AA
Berkshire Hathaway Inc.	DBAB	10,000,000	1.00%	9/20/17	(87,568)	220,904	—	133,336	AA
Canadian Natural Resources Ltd.	BOFA	5,000,000	1.00%	6/20/17	(33,125)	103,479	—	70,354	BBB+
First Data Corp.	BZWS	8,300,000	5.00%	3/20/16	—	211,569	—	211,569	B-
First Data Corp.	DBAB	3,000,000	5.00%	3/20/16	(15,279)	91,750	—	76,471	B-
MGM Resorts International	BZWS	900,000	5.00%	12/20/21	(22,450)	10,070	—	(12,380)	B+
MGM Resorts International	BZWS	1,000,000	5.00%	3/20/22	(29,935)	14,812	—	(15,124)	B+
PSEG Power LLC	FBCO	11,000,000	1.00%	6/20/17	(418,109)	374,437	—	(43,673)	BBB+
Government of Indonesia	DBAB	41,900,000	1.00%	6/20/17	(973,421)	871,349	—	(102,072)	BB+
Safeway Inc.	CITI	3,000,000	1.00%	9/20/17	(301,612)	243,202	—	(58,410)	BBB
Safeway Inc.	FBCO	14,000,000	1.00%	6/20/17	(582,699)	408,666	—	(174,033)	BBB
Teck Resources Ltd.	BZWS	5,000,000	1.00%	6/20/19	(292,513)	34,492	—	(258,021)	BBB
Traded Index									
CMBX.NA.AJ.2	FBCO	17,500,000	1.09%	3/15/49	(2,439,586)	324,937	—	(2,114,649)	Below Investment Grade
LCDX.NA.19	BZWS	74,235,000	2.50%	12/20/17	958,792	2,660,164	—	3,618,956	Below Investment Grade

130 | Semiannual Report

Franklin Investors Securities Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin Total Return Fund

Credit Default Swap Contracts *(continued)*

Description	Counter-party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection *(continued)*									
Traded Index *(continued)*									
LCDX.NA.19	FBCO	11,650,000	2.50%	12/20/17	$ 301,634	$ 118,027	$ —	$ 419,662	Below Investment Grade
LCDX.NA.20	BZWS	12,000,000	2.50%	6/20/18	480,000	—	(47,730)	432,270	Below Investment Grade
Unrealized appreciation (depreciation)						6,358,308	(9,611,495)		
Net unrealized appreciation (depreciation)							$(3,253,187)		

[a]Positions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

Counterparty	Collateral Posted (Received)
BZWS	$ (587,613)
CITI	(795,773)
DBAB	(1,090,000)
FBCO	4,890,000
GSCO	7,390,000
HSBC	(616,840)
JPHQ	(553,340)
MSCO	323,700
UBSW	(3,439,301)
Total collateral	$ 5,520,833

[b]In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

[c]Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

[d]The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

Cross Currency Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Fixed semi-annual 4.50% Pay Fixed annual 4.00%	CITI	1/01/16	15,456,481 USD 90,000,000 DKK	$ —	$(481,332)
Receive Fixed semi-annual 2.47% Pay Fixed annual 2.00%	DBAB	1/04/16	15,638,575 USD 90,000,000 DKK	—	(272,685)
Receive Fixed semi-annual 2.92% Pay Fixed annual 2.375%	JPHQ	11/22/22	13,550,000 USD 10,000,000 EUR	215,180	—
Unrealized appreciation (depreciation)				215,180	(754,017)
Net unrealized appreciation (depreciation)					$(538,837)

See Abbreviations on page 162.

Franklin Investors Securities Trust

Financial Statements

Statements of Assets and Liabilities

April 30, 2013 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Assets:				
Investments in securities:				
Cost - Unaffiliated issuers	$2,262,492,399	$2,987,203,448	$1,154,512,810	$6,227,712,505
Cost - Sweep Money Fund (Note 7)	47,485,230	547,592,497	7,850,425	333,067,440
Total cost of investments	$2,309,977,629	$3,534,795,945	$1,162,363,235	$6,560,779,945
Value - Unaffiliated issuers	$2,317,871,947	$3,036,070,998	$1,173,745,354	$6,495,628,301
Value - Sweep Money Fund (Note 7)	47,485,230	547,592,497	7,850,425	333,067,440
Total value of investments	2,365,357,177	3,583,663,495	1,181,595,779	6,828,695,741
Cash	—	3,310,746	18,350	280,560
Restricted cash (Note 1e)	—	—	1,350,200	1,430,000
Foreign currency, at value (cost $ —, $ —, $3,385,670 and $11,494,493)	—	—	3,397,377	11,518,387
Receivables:				
Investment securities sold	10,395,756	35,209,410	3,680,332	19,407,937
Capital shares sold	13,325,060	16,253,148	7,991,019	18,093,873
Interest	5,849,306	9,365,295	8,848,462	52,864,645
Due from brokers	—	—	3,273,185	12,967,325
Swaps (premiums paid $ —, $ —, $860,831 and $5,647,017)	—	—	761,449	4,003,320
Unrealized appreciation on forward exchange contracts	—	—	2,640,081	14,681,495
Unrealized appreciation on swap contracts	—	—	712,162	6,573,488
Unrealized appreciation on unfunded loan commitments (Note 10)	—	72,924	62,930	225,031
Other assets	911	957	383	14,301
Total assets	2,394,928,210	3,647,875,975	1,214,331,709	6,970,756,103
Liabilities:				
Payables:				
Investment securities purchased	—	339,851,114	11,734,415	1,163,701,929
Capital shares redeemed	10,008,191	11,945,972	3,667,913	13,196,738
Affiliates	1,683,207	1,908,054	640,480	3,368,329
Allocator Funds (Note 12)	—	—	—	51,491
Distributions to shareholders	329,592	3,319,257	174,680	1,345,776
Variation margin	—	—	7,153	—
Swaps (premiums received $ —, $ —, $5,381,305 and $24,976,555)	—	—	4,344,984	17,689,046
Due to brokers	—	—	1,350,200	1,430,000
Unrealized depreciation on forward exchange contracts	—	—	1,757,129	9,169,710
Unrealized depreciation on swap contracts	—	—	1,407,880	10,365,512
Deferred tax	—	—	—	3,861
Accrued expenses and other liabilities	645,232	428,955	469,446	1,897,086
Total liabilities	12,666,222	357,453,352	25,554,280	1,222,219,478
Net assets, at value	$2,382,261,988	$3,290,422,623	$1,188,777,429	$5,748,536,625

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134 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Operations *(continued)*

for the six months ended April 30, 2013 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Realized and unrealized gains (losses):				
Net realized gain (loss) from:				
Investments	$ 40,697	$ 7,636,365	$ 1,759,131	$ 19,415,905
Foreign currency transactions	—	—	776,579	6,322,171
Futures contracts	—	—	(341,175)	11,411
Swap contracts	—	—	(614,343)	(4,630,667)
Net realized gain (loss)	40,697	7,636,365	1,580,192	21,118,820
Net change in unrealized appreciation (depreciation) on:				
Investments	(11,131,153)	23,174,720	3,767,090	40,543,942
Translation of other assets and liabilities denominated in foreign currencies	—	—	448,524	4,815,731
Change in deferred taxes on unrealized appreciation	—	—	983	6,162
Net change in unrealized appreciation (depreciation)	(11,131,153)	23,174,720	4,216,597	45,365,835
Net realized and unrealized gain (loss)	(11,090,456)	30,811,085	5,796,789	66,484,655
Net increase (decrease) in net assets resulting from operations	$ (3,181,384)	$84,053,605	$12,254,840	$127,818,112

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136 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 6,458,051	$ 12,513,149	$ 61,333,457	$ 122,478,572
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	1,580,192	3,787,790	21,118,820	123,691,555
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	4,216,597	11,309,216	45,365,835	95,445,268
Net increase (decrease) in net assets resulting from operations	12,254,840	27,610,155	127,818,112	341,615,395
Distributions to shareholders from:				
Net investment income and net foreign currency gains:				
Class A	(14,916,257)	(23,088,431)	(63,485,072)	(111,088,442)
Class B	—	—	(18,270)	(249,664)
Class C	(167,743)	(898)	(10,367,415)	(18,395,900)
Class R	—	—	(1,434,498)	(3,497,920)
Advisor Class	(1,217,147)	(1,827,600)	(31,854,743)	(57,497,463)
Net realized gains:				
Class A	—	—	(49,900,210)	(25,472,757)
Class B	—	—	(20,442)	(86,774)
Class C	—	—	(9,134,397)	(4,645,261)
Class R	—	—	(1,213,587)	(908,201)
Advisor Class	—	—	(22,947,325)	(12,990,506)
Total distributions to shareholders	(16,301,147)	(24,916,929)	(190,375,959)	(234,832,888)
Capital share transactions: (Note 2)				
Class A	172,176,111	265,821,258	327,315,056	824,637,297
Class B	—	—	(2,386,299)	(6,908,765)
Class C	34,259,153	1,033,567	33,706,643	164,737,634
Class R	—	—	(9,431,683)	754,310
Advisor Class	10,035,387	20,501,745	183,829,044	295,711,430
Total capital share transactions	216,470,651	287,356,570	533,032,761	1,278,931,906
Net increase (decrease) in net assets	212,424,344	290,049,796	470,474,914	1,385,714,413
Net assets:				
Beginning of period	976,353,085	686,303,289	5,278,061,711	3,892,347,298
End of period	$1,188,777,429	$976,353,085	$5,748,536,625	$5,278,061,711
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of period	$ (13,106,933)	$ (3,263,837)	$ (44,179,750)	$ 1,646,791

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 137

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective May 1, 2013, the Funds, except Franklin Adjustable U.S. Government Securities Fund, began offering a new class of shares, Class R6. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Funds’ investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the funds and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the funds fail to meet any of these provisions, the derivative counterparty has the right to terminate the

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

derivative contract and require immediate payment by the funds for those OTC derivatives with that particular counterparty that are in a net liability position.

At April 30, 2013, the funds had OTC derivatives in a net liability position and the aggregate value of collateral pledged for such contracts was as follows:

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the fund. Subsequent payments, known as variation margin, are made or received by the fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the fund and a counter-party to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the cross currency swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign currency exchange and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At April 30, 2013, the Franklin Low Duration Total Return Fund held $259,250 in U.S. Treasury Notes, the Franklin Total Return Fund held $5,992,867 in U.K. and U.S. Treasury Notes as collateral for derivatives.

See Note 11 regarding other derivative information.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Restricted Cash

At April 30, 2013, the Franklin Low Duration Total Return Fund and Franklin Total Return Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund invest in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the funds. Participations typically result in the fund having a contractual relationship only with the Lender, and not with the borrower. The funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation I

The Franklin Total Return Fund invests in certain securities through its investment in FT Holdings Corporation I, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the fund. At April 30, 2013, all Subsidiary investments as well as any other assets and liabilities are reflected in the fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended April 30, 2013, have been included in the fund’s Statement of Operations.

h. Mortgage Dollar Rolls

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Senior Floating Rate Interests

The Funds, except Franklin Adjustable U.S. Government Securities Fund, invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

j. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Security Transactions, Investment Income, Expenses and Distributions (continued)

income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements (unaudited) (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Six Months ended April 30, 2013				
Shares sold	19,889,016	$ 176,057,550	74,348,060	$ 681,400,649
Shares issued in reinvestment of distributions	365,304	3,231,717	832,740	7,634,416
Shares redeemed	(18,483,217)	(163,530,139)	(13,701,553)	(125,606,500)
Net increase (decrease)	1,771,103	$ 15,759,128	61,479,247	$ 563,428,565
Year ended October 31, 2012				
Shares sold	31,122,292	$ 276,568,234	48,862,779	$ 440,745,196
Shares issued in reinvestment of distributions	671,428	5,970,269	1,552,623	13,975,119
Shares redeemed	(38,023,247)	(337,458,166)	(28,206,891)	(253,202,023)
Net increase (decrease)	(6,229,527)	$ (54,919,663)	22,208,511	$ 201,518,292

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended April 30, 2013				
Shares sold	38,510,832	$ 395,034,322	63,585,870	$ 661,028,299
Shares issued in reinvestment of distributions	1,374,830	14,088,388	10,158,722	105,076,985
Shares redeemed	(23,101,680)	(236,946,599)	(42,347,225)	(438,790,228)
Net increase (decrease)	16,783,982	$ 172,176,111	31,397,367	$ 327,315,056
Year ended October 31, 2012				
Shares sold	54,528,165	$ 557,264,994	122,344,710	$1,260,897,790
Shares issued in reinvestment of distributions	2,127,196	21,653,404	12,159,473	124,130,936
Shares redeemed	(30,654,383)	(313,097,140)	(54,395,107)	(560,391,429)
Net increase (decrease)	26,000,978	$ 265,821,258	80,109,076	$ 824,637,297
Class B Shares:				
Six Months ended April 30, 2013[a]				
Shares sold			10,042	$ 105,055
Shares issued in reinvestment of distributions			3,034	31,389
Shares redeemed			(242,685)	(2,522,743)
Net increase (decrease)			(229,609)	$ (2,386,299)
Year ended October 31, 2012				
Shares sold			89,470	$ 917,416
Shares issued in reinvestment of distributions			28,332	286,963
Shares redeemed			(790,799)	(8,113,144)
Net increase (decrease)			(672,997)	$ (6,908,765)

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Notes to Financial Statements (unaudited) (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended April 30, 2013				
Shares sold	3,576,551	$ 36,670,236	11,438,657	$ 118,846,391
Shares issued in reinvestment of distributions	15,956	163,507	1,673,263	17,274,730
Shares redeemed	(251,165)	(2,574,590)	(9,908,665)	(102,414,478)
Net increase (decrease)	3,341,342	$ 34,259,153	3,203,255	$ 33,706,643
Year ended October 31, 2012				
Shares sold	100,542	$ 1,034,570	25,053,053	$ 257,645,816
Shares issued in reinvestment of distributions	86	888	1,967,021	20,036,621
Shares redeemed	(184)	(1,891)	(10,986,881)	(112,944,803)
Net increase (decrease)	100,444	$ 1,033,567	16,033,193	$ 164,737,634
Class R Shares:				
Six Months ended April 30, 2013				
Shares sold			1,136,384	$ 11,778,945
Shares issued in reinvestment of distributions			242,627	2,507,687
Shares redeemed			(2,279,577)	(23,718,315)
Net increase (decrease)			(900,566)	$ (9,431,683)
Year ended October 31, 2012				
Shares sold			2,371,487	$ 24,406,027
Shares issued in reinvestment of distributions			407,035	4,146,872
Shares redeemed			(2,700,052)	(27,798,589)
Net increase (decrease)			78,470	$ 754,310
Advisor Class Shares:				
Six Months ended April 30, 2013				
Shares sold	2,569,005	$ 26,401,437	25,561,051	$ 265,358,018
Shares issued in reinvestment of distributions	70,884	728,099	4,857,834	50,349,885
Shares redeemed	(1,663,519)	(17,094,149)	(12,690,265)	(131,878,859)
Net increase (decrease)	976,370	$ 10,035,387	17,728,620	$ 183,829,044
Year ended October 31, 2012				
Shares sold	4,988,107	$ 51,054,081	49,280,723	$ 510,557,226
Shares issued in reinvestment of distributions	91,361	932,338	6,113,544	62,514,590
Shares redeemed	(3,074,809)	(31,484,674)	(26,861,605)	(277,360,386)
Net increase (decrease)	2,004,659	$ 20,501,745	28,532,662	$ 295,711,430

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Notes to Financial Statements (unaudited) (continued)

Franklin Investors Securities Trust

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES *(continued)*

a. Management Fees *(continued)*

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.100%	Up to and including $5 billion
0.090%	Over $5 billion, up to and including $10 billion
0.080%	In excess of $10 billion

Effective November 1, 2012, FT Services has voluntarily agreed to waive or limit its fund administration fees for Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund, so that such fees for each fund do not exceed 0.185% on fund asset levels over $2.5 billion and 0.175% on fund asset levels over $5 billion. FT Services may discontinue this waiver at any time.

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Notes to Financial Statements (unaudited) (continued)

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.43% and 0.50%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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Notes to Financial Statements (unaudited) (continued)

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Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2013, were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2013, the Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had 83.41%, 16.48% and 15.51%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2013, the aggregate value of these securities for the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund was $8,415,945 and $505,231, representing 0.26% and 0.01%, respectively, of each fund’s net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statements of Investments.

9. RESTRICTED SECURITIES

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased

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Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES (continued)

in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2013, the funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Funds, except Franklin Adjustable U.S. Government Securities Fund, enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statements of Investments.

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Notes to Financial Statements (unaudited) (continued)

10. Unfunded Loan Commitments *(continued)*

At April 30, 2013, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Franklin Floating Rate Daily Access Fund	
Leslie's Poolmart Inc., Tranche B Term Loan	$ 37,920
Syniverse Holding, Inc., Term Commitment	10,500,000
	$10,537,920
Franklin Low Duration Total Return Fund	
Chrysler Group LLC, Revolving Commitment	$ 1,000,000
Dell Inc., First Lien Bridge Facility	984,615
Dell Inc., Second Lien Bridge Facility	615,385
Freescale Semiconductor Inc., Dollar Revolving Credit Facility	1,000,000
Hawk Acquisition Sub Inc. (Heinz), Second Lien Bridge Loan	2,000,000
	$ 5,600,000
Franklin Total Return Fund	
Chrysler Group LLC, Revolving Commitment	$ 3,500,000
Dell Inc., First Lien Bridge Facility	2,953,846
Dell Inc., Second Lien Bridge Facility	1,846,154
Freescale Semiconductor Inc., Dollar Revolving Credit Facility	3,000,000
Hawk Acquisition Sub Inc. (Heinz), Second Lien Bridge Loan	6,000,000
	$17,300,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

11. Other Derivative Information

At April 30, 2013, the funds' investments in derivative contracts are reflected on the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Franklin Low Duration Total Return Fund				
Interest rate contracts	Unrealized appreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$ —	Unrealized depreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$ 7,153[a]
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	2,640,081	Unrealized depreciation on forward exchange contracts / Net assets consist of net unrealized appreciation (depreciation)	1,757,129

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Notes to Financial Statements (unaudited) (continued)

11. Other Derivative Information *(continued)*

Derivative Contracts Not Accounted for as Hedging Instruments	Asset Derivatives: Statement of Assets and Liabilities Location	Asset Derivatives: Fair Value Amount	Liability Derivatives: Statement of Assets and Liabilities Location	Liability Derivatives: Fair Value Amount
Franklin Low Duration Total Return Fund *(continued)*				
Credit contracts	Unrealized appreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	$ 712,162	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	$1,407,880
Franklin Total Return Fund				
Interest rate contracts	Unrealized appreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	997,242[a]	Unrealized depreciation on swap contracts / Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	754,015
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	15,976,579	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	9,169,710
Credit contracts	Unrealized appreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	6,396,997	Unrealized depreciation on swap contracts / Net assets consist of – net unrealized appreciation (depreciation)	9,611,497

[a]Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statements of Investments. Only current day's variation margin is separately reported within the Statements of Assets and Liabilities.

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Franklin Low Duration Total Return Fund			
Interest rate contracts	Net realized gain (loss) from futures and swap contracts / Net change in unrealized appreciation (depreciation) on investments	$ (336,652)	$ 54,569
Foreign exchange contracts	Net realized gain (loss) from investments and foreign currency transactions / Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(1,250,925)	456,472
Credit contracts	Net realized gain (loss) from investments and swap contracts / Net change in unrealized appreciation (depreciation) on investments	(757,101)	559,297

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Notes to Financial Statements (unaudited) (continued)

For the period ended April 30, 2013, the average month end market value of derivatives represented 0.54% and 0.57%, respectively, of each fund’s average month end net assets. The average month end number of open derivative contracts for the period was 189 and 219, respectively, for each fund.

See Note 1(d) regarding derivative financial instruments.

12. SPECIAL SERVICING AGREEMENT

The Funds, except Franklin Adjustable U.S. Government Securities Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the period ended April 30, 2013, the Franklin Total Return Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statement of Operations. At April 30, 2013, 7.72% of the fund’s outstanding shares were held by one or more of the Allocator Funds.

Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

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Notes to Financial Statements (unaudited) (continued)

13. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended April 30, 2013, the Funds did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Notes to Financial Statements (unaudited) (continued)

14. Fair Value Measurements *(continued)*

A summary of inputs used as of April 30, 2013, in valuing the Funds' assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Adjustable U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
Asset-Backed Securities and Commercial Mortgage-Backed Securities	$ —	$ 27,780	$ —	$ 27,780
Mortgage-Backed Securities	—	2,317,844,167	—	2,317,844,167
Short Term Investments	47,485,230	—	—	47,485,230
Total Investments in Securities	$ 47,485,230	$ 2,317,871,947	$ —	$2,365,357,177
Franklin Floating Rate Daily Access Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Health Care Distributors	$ —	$ —	$ —[c]	$ —
Movies & Entertainment	—	3,090,029	—	3,090,029
Corporate Bonds	—	2,222,055	—	2,222,055
Senior Floating Rate Interests	—	3,011,831,551	—	3,011,831,551
Asset-Backed Securities and Commercia Mortgage-Backed Securities	—	18,927,363	—	18,927,363
Short Term Investments	547,592,497	—	—	547,592,497
Total Investments in Securities	$547,592,497	$3,036,070,998	$ —	$3,583,663,495
Unfunded Loan Commitments	$ —	$ 72,924	$ —	$ 72,924
Franklin Low Duration Total Return Fund				
Assets:				
Investments in Securities:				
Equity Investments:				
Materials	$ —	$ —	$ 172,000[c]	$ 172,000
Corporate Bonds	—	375,034,719	—	375,034,719
Senior Floating Rate Interests	—	66,314,576	—	66,314,576
Foreign Government and Agency Securities	—	66,377,132	—	66,377,132
U.S. Government and Agency Securities	—	411,972,991	—	411,972,991
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	126,296,098	—	126,296,098
Mortgage-Backed Securities	—	75,317,601	—	75,317,601
Municipal Bonds	—	16,555,795	—	16,555,795
Options Purchased	—	427,792	—	427,792
Short Term Investments	7,850,425	35,276,650	—	43,127,075
Total Investments in Securities	$ 7,850,425	$1,173,573,354	$ 172,000	$1,181,595,779

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Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total
Franklin Low Duration Total Return Fund *(continued)*				
Assets: *(continued)*				
Swaps	$ —	$ 712,162	$ —	$ 712,162
Forward Exchange Contracts	—	2,640,081	—	2,640,081
Futures Contracts	36,706	—	—	36,706
Unfunded Loan Commitments	—	62,930	—	62,930
Liabilities:				
Swaps	—	1,407,880	—	1,407,880
Forward Exchange Contracts	—	1,757,129	—	1,757,129
Futures Contracts	215,313	—	—	215,313
Franklin Total Return Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Automobiles & Components	$ 313,871	$ 435	$ —	$ 314,306
Consumer Services	—	1,411,016	—	1,411,016
Materials	—	—	860,000[c]	860,000
Media	—	922,281	—	922,281
Other Equity Investments[b]	21,428,332	—	—[c]	21,428,332
Corporate Bonds	—	1,950,695,500	—	1,950,695,500
Senior Floating Rate Interests	—	246,741,377	—	246,741,377
Foreign Government and Agency Securities	—	547,742,270	—	547,742,270
U.S. Government and Agency Securities	—	1,724,716,031	—	1,724,716,031
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	528,077,884	21,391	528,099,275
Mortgage-Backed Securities	—	1,238,214,732	—	1,238,214,732
Municipal Bonds	—	40,926,901	—	40,926,901
Options Purchased	—	2,096,468	—	2,096,468
Short Term Investments	333,067,440	191,459,812	—	524,527,252
Total Investments in Securities	$354,809,643	$6,473,004,707	$ 881,391	$6,828,695,741
Swaps	$ —	$ 6,573,488	$ —	$ 6,573,488
Forward Exchange Contracts	—	14,681,495	—	14,681,495
Futures Contracts	19,367	—	—	19,367
Unfunded Loan Commitments	—	225,031	—	225,031
Liabilities:				
Swaps	—	10,365,512	—	10,365,512
Forward Exchange Contracts	—	9,169,710	—	9,169,710

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statement of Investments.

[c]Includes securities determined to have no value at April 30, 2013.

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Notes to Financial Statements (unaudited) (continued)

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

16. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

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Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivative and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2012 and during the previous 10 years ended December 31, 2012, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

Franklin Adjustable U.S. Government Securities Fund – The Fund’s investment performance was shown in comparison with a performance universe consisting of all retail and institutional ultra-short obligation funds as selected by Lipper. The Lipper report showed the Fund’s income return

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Board Review of Investment Management Agreement (continued)

in 2012 to be in the highest or best performing quintile of such performance universe, and on an annualized basis to also be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return during 2012 to also be in the middle performing quintile of its performance universe, but on an annualized basis to be in the highest performing quintile of its performance universe for each of the previous five- and 10-year periods, and in the second-highest performing quintile of such universe for the previous three-year period. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Franklin Floating Rate Daily Access Fund – The Fund’s investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. The Lipper report showed its income return during 2012 to be in the next-to-lowest performing quintile of its performance universe, and its income return on an annualized basis during the previous three-, five- and 10-year periods to be in the lowest performing quintile of its performance universe. The Lipper report showed the Fund’s total return during 2012 to be in the lowest performing quintile of its performance universe and on an annualized basis for the previous three-, five- and 10-year periods to be in either the lowest or second-lowest performing quintile of such universe. In discussing such performance, management pointed out, among other things, that the Fund’s returns should be viewed on a risk-adjusted basis, noting that its conservative approach to investing had caused it in 2012 to avoid exposure to high yield bonds and to be underweight in lower rated bank loan investments, which had significantly outperformed the bank loan market. Management also pointed out that the five largest funds in the Lipper performance universe with characteristics believed to be similar to the Fund had also been 2012 underperformers. The Board was not satisfied with the Fund’s comparative performance as set forth in the Lipper report and intends to continue monitoring ongoing performance. The Board, however, did not believe that any immediate change in investment strategy or portfolio managers was warranted and noted that as shown in the Lipper report, the Fund’s income return and total return in 2012 were 4.51% and 8.06%, respectively, and that on an annualized basis for the previous 10-year period, the Fund’s income return was within 25 basis points of its performance universe median and total return was within 34 basis points of its performance universe median.

Franklin Low Duration Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment grade debt funds as selected by Lipper. The Fund has been in operation for less than 10 years and the Lipper report showed its income return for 2012 to be in the highest or best performing quintile of its performance universe, and on an annualized basis to be in the highest performing quintile and second-highest performing quintile of such universe for the respective previous three- and five-year periods. The Lipper report showed the Fund’s total return for 2012 to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in the second-highest quintile of such universe for the previous three-year period and the highest performing quintile of such universe for the previous five-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

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Board Review of Investment Management Agreement (continued)

Franklin Total Return Fund – The Fund’s investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of its performance universe during 2012 and to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return during 2012 to be in the second-highest performing quintile of its performance universe, and on an annualized basis to be in either the highest performing or second-highest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense ratio for Franklin Floating Rate Daily Access Fund were below the median of its Lipper expense group. The Board was satisfied with the comparative contractual investment management fee rate and actual total expense ratio of the Fund as shown in the Lipper reports. The contractual investment management fee rate of Franklin Adjustable U.S. Government Securities Fund was within half a basis point of the median for its Lipper expense group, while its actual total expense ratio was less than six basis points higher than the median for such group. The Board found the comparative contractual investment management fee rate and actual total expense ratio of this Fund as shown in the Lipper report to be acceptable. The contractual investment management fee rate of Franklin Total Return Fund was below the median of its Lipper expense group, while its actual total expense ratio was five basis points higher than the median of such group. The contractual investment management fee and actual total expense ratio for Franklin Low Duration Total Return Fund were above the median of its respective Lipper expense group, and its actual total expense ratio was within eight basis points above the median of its expense group. The Board found the contractual management fees and total expense ratios of each of these two Funds to be acceptable, noting that their expenses were subsidized by management fee caps on common expenses.

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Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, including a separate administrative fee, for Franklin Adjustable U.S. Government Securities Fund provides a

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Board Review of Investment Management Agreement (continued)

fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the competitive contractual investment management fee rate and expense ratio of this Fund, which had assets of approximately $2.5 billion at year-end, with those of its Lipper expense group. The Board intends to monitor the growth of this Fund, but believed that to the extent economies of scale may be realized by the Manager and its affiliates, such initial rate did reflect economies of scale benefiting this Fund and its shareholders. Based on their year-end asset levels, all of the other Funds benefited from breakpoints contained in their management fee structure with additional breakpoints continuing beyond such asset levels. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each of such Funds provides a sharing of benefits with the Funds and their shareholders.

The investment management agreements for the Funds provide investment advisory services and administrative services under separate agreements with a fixed fee of 20 basis points being charged under an administration agreement for each Fund. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for these Funds combining such services. In approving the new form of investment management agreements, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

168 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN INVESTORS SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FIST2 S 06/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee f Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date June 26, 2013

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date June 26, 2013